united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered management

investment companies

Investment Company Act file number	811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Amended to correct the language in response to Item 11(b) of Form N-CSR on the initial filing. There is no change to the financial statements and no impact to the documents made available to shareholders.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN

Investing with Biblical Principles

ANNUAL REPORT

September 30, 2022

TIMOTHY PLAN FAMILY OF FUNDS

SMALL CAP VALUE

class	ticker	cusip
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

LARGE/MID CAP VALUE

class	ticker	cusip
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

AGGRESSIVE GROWTH

class	ticker	cusip
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

LARGE/MID CAP GROWTH

class	ticker	cusip
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

GROWTH & INCOME

class	ticker	cusip
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

FIXED INCOME

class	ticker	cusip
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

HIGH YIELD BOND

class	ticker	cusip
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

INTERNATIONAL

class	ticker	cusip
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

ISRAEL COMMON VALUES

class	ticker	cusip
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

DEFENSIVE STRATEGIES

class	ticker	cusip
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

STRATEGIC GROWTH

class	ticker	cusip
A	TSGAX	887432763
C	TSGCX	887432672

CONSERVATIVE GROWTH

class	ticker	cusip
A	TCGAX	887432730
C	TCVCX	887432664

ANNUAL REPORT | 2

Section 1 |   Shareholder Letters

SHAREHOLDER LETTER

September 30, 2022

Dear Shareholder,

This report covers our fiscal year ending September 30, 2022. As you review the details of our funds on the following pages, including remarks by our various sub-advisors who serve as the money managers for the specific funds under their purview, you will see that this fiscal year has been negatively impacted by the economic recession that has plagued the markets for the past nine months or so. While our performance (10-1-21 thru 9-30-22) was negative among all market segments, six of our funds, although down, were down less than their respective indexes. On an absolute return basis, three of our funds were down less than 10%; five were down between 10% and 20%, while two were down over 20% for the fiscal year. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

Timothy Partners, Ltd. (the “Advisor”) has always attempted to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For complete information about the individual funds, please read each of the sub-advisors' annual review letters on the following pages. They more fully detail the various factors that impacted this fiscal year’s performance and their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry. They each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Since 2019, Timothy Plan has added six Exchange Traded Funds (ETFs) to our diversified product line. These ETFs are all smart-beta index funds traded on the New York Stock Exchange:

•	Timothy Plan Large/Mid-Cap Core (TPLC),	•	Timothy Plan High Dividend Stock Enhanced (TPHE),
•	Timothy Plan Large/Mid Cap Core Enhanced (TPLE),	•	Timothy Plan Small Cap Core (TPSC) and
•	Timothy Plan High Dividend Stock (TPHD),	•	Timothy Plan International (TPIF)

Thank you for your moral convictions that led you to become part of the Timothy Plan family.

Yours in Christ,

Arthur D. Ally
President

ANNUAL REPORT | 3

AGGRESSIVE GROWTH FUND

September 30, 2022

This time last year, the market was in the midst of a remarkable “post-Covid” surge, and the S&P500 had gained 30% in the prior 12-month period (9/30/20-9/30/21). Fiscal and monetary stimulus combined to create a very constructive scenario for equity markets: real GDP grew over 6%, the unemployment rate was below 5%, and the 10-year Treasury yield was 1.5% (9/30/21). The only “fly in the ointment” was inflation; it had spiked to over 5%, a level not seen in a decade. Supply-chain issues were thought to be the main contributor and many, including Fed chair Jerome Powell, espoused the view that inflation was going to be “transitory.” Inflation accelerated – and has stayed stubbornly high around 8%*-- the Fed has raised Fed Funds rates by 300 basis points, the Russia/Ukraine war has wreaked havoc in energy markets, we have seen two quarters of GDP contraction in 2022, and the 10-year Treasury bond now yields 3.8%. Key debates now coalesce around: 1) has inflation already peaked; 2) when, and at what level, will the Fed cease raising rates; 3) will the rate increases bring about a recession, or could we pull off a “soft landing;” 4) will corporate earnings fall more than is being currently envisioned, likely bringing about further equity-market downside.

This past year has been challenging for small-cap and mid-cap growth investors, especially when compared to large-cap growth. The Russell 2000 Growth Index and the Russell Midcap Growth were both down approximately 29%, while the Russell 1000 Growth Index was ‘only’ down 22.6%. The value style was again in favor, notably outperforming growth, although each style and subset of the equity market has suffered double-digit losses.

The Fund’s gross return was -25.6%, outperforming the -29.5% return of the benchmark Russell Midcap Growth for the 12-month period. Analyzing the sector returns, the Consumer Discretionary return performed very well due to excellent stock selection and a modest underweighting. We also generated good relative outperformance in the Communication Services, Materials, and Tech Sectors. Outperformance in the Communication Services and Tech sectors resulted from not owning many stocks that had significant corrections over the past year. Within the Materials sector, outperformance was largely driven by the ownership of Albemarle, a US based lithium producer. Conversely, the healthcare sector had the worst performance, due an equal amount of subpar stock selection and sector overweighting.

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing mid-cap growth investments. As an overview, the Fund remains well diversified across all sectors and industries, as all areas of the economy are impacted by broad macroeconomic trends. We have taken opportunities throughout the year to add to positions (or to initiate new ones) where we have conviction in the long-term investment thesis and the market has given us an attractive buying opportunity. Industrials were an area of particular interest. On the other side of the coin, we have exited or reduced positions where fundamentals have deteriorated, and valuations suggest risk of additional downside. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

ANNUAL REPORT | 4

INTERNATONAL FUND

September 30, 2022

The last twelve months have been a very challenging period for global investors and the Fund. Equity markets reversed course and fell precipitously during this period as inflation expectations rose and central banks reacted aggressively with sharp interest rate hikes. The Fund underperformed the benchmark MSCI ACWI ex. US during this period mostly as a result of a sharp reversal away from secular growth and quality companies into value stocks as interest rates rose sharply. Sector allocation was slightly positive while stock selection was more challenging during this fiscal year. An underweight to Consumer Discretionary and Communications Servicers was helpful while an overweight to Technology and Industrials hurt performance.

From a stock selection standpoint, positive attribution in Financials and Energy was outweighed by negative selection in Technology, Communication Services, and Health Care. Russia’s invasion of Ukraine led to the halting of all Russian stocks and affected the Fund’s position in Yandex (Communication Services), which we have now written down significantly and are fair valuing given it remains halted. Positive attributors included Norwegian energy company Equinor, Singapore bank DBS Group, and North American railway operator Canadian Pacific. Notable negatives for the year included Russian company Yandex, Hong Kong power tools manufacturer Techtronic Industries, and Brazilian digital payments company PagSeguro. Stock selection was positive in Germany, Norway, and Singapore, but outweighed by negative selection in Russia, Canada, and Hong Kong.

Claims of transitory inflation were proven wrong and central banks pivoted hard to an extreme hawkish stance, raising rates very aggressively during this fiscal year. This sharp pivot spooked equity markets and increased equity volatility significantly. With the Fed leading this hike cycle, the US dollar appreciated considerably during the year, hurting international equity returns for US dollar investors. Russia’s invasion of Ukraine added an additional variable as commodity prices rose sharply, in particular natural gas prices in Europe and agricultural commodity prices such as wheat. Europe’s reliance on Russian natural gas became a heated debate in the continent with countries pledging to diversify energy sources and increase defense spending.

The near term remains uncertain as central bank policies are sure to affect global growth over the coming year. Despite that, international equity valuations are at historic lows, the dollar is nearing historic highs, and investor sentiment is quite poor. This combination may provide long term investors good opportunities in international equities over the coming year. We remain committed to a disciplined and consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

ANNUAL REPORT | 5

LARGE/MID CAP GROWTH FUND

September 30, 2022

Dear Timothy Plan Large/Mid-Cap Growth Fund Shareholder:

As mentioned in my letter to shareholders, we have added six Exchange Traded Funds (ETFs) to our diversified product line. Since two of these ETFs fit nicely into the investment objective of our Large/Mid-Cap Growth Fund, we incorporated them into the holdings of this fund so that:

•	Approximately 7% of the fund is now invested in TPLC,

•	Approximately 13% of the fund is now invested in TPLE,

•	And the remainder of the fund continues to be actively managed by our long-time sub-advisor, Chartwell Investment Partners.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Chartwell’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 6

LARGE/MID CAP GROWTH FUND

September 30, 2022

This time last year, the market was in the midst of a remarkable “post-Covid” surge, and the S&P500 had gained 30% in the prior 12-month period (9/30/20-9/30/21). Fiscal and monetary stimulus combined to create a very constructive scenario for equity markets: real GDP grew over 6%, the unemployment rate was below 5%, and the 10-year Treasury yield was 1.5% (9/30/21). The only “fly in the ointment” was inflation; it had spiked to over 5%, a level not seen in a decade. Supply-chain issues were thought to be the main contributor and many, including Fed chair Jerome Powell, espoused the view that inflation was going to be “transitory.” Here we are a year later, and the S&P500 has fallen 15.5% over the prior 12 months (and 23.9% calendar year-to-date). Inflation accelerated – and has stayed stubbornly high around 8% – the Fed has raised Fed Funds rates by 300 basis points, the Russia/Ukraine war has wreaked havoc in energy markets, we have seen two quarters of GDP contraction in 2022, and the 10-year Treasury bond now yields 3.8%. Key debates now coalesce around: 1) has inflation already peaked; 2) when, and at what level, will the Fed cease raising rates; 3) will the rate increases bring about a recession, or could we pull off a “soft landing;” 4) will corporate earnings fall more than is being currently envisioned, likely bringing about further equity-market downside.

For the second year running, Russell 1000 Value stocks have outperformed Russell 1000 Growth stocks; last year ending 9/30/21 it was up-market outperformance (+35% vs. +27.3%), this year, value held up much better in a down market: Russell 1000 Value -11.4% vs. Russell 1000 Growth -22.6%. This helped the Fund’s relative performance, as it is usually challenging when growth leads, given that we can’t own many of the largest growth stocks in the benchmark index. On the other hand, size did not work in our favor, with large stocks (Russell Top 200 -16.4%) outperforming small (Russell 2000 -23.5%); the restrictions on many large-cap stocks create a significant lower-cap “skew” for the Fund.

The Fund’s gross return was -19.8%, ahead of the -22.6% return of the benchmark Russell 1000 Growth for the 12-month period. Cash, averaging 5.6% throughout the year, added almost a full percentage point to relative performance. There was an extreme range of outcomes at the sector level in the benchmark, with Energy gaining 45.9% and Communication Services falling by 44.2%. Our positioning took advantage of this with a small overweight of Energy but, more importantly, an almost-9-percentage-point underweight of Communication Services (largely due to restrictions), which alone added 230 basis points to our relative performance – primarily by not owning Meta Platforms, Netflix, and Alphabet (the first two were down about 60%). Selection was also positive in the Materials sector, where the Fund’s holdings were up 5.3%, as compared to the benchmark sector’s decline of 20.7%. Technology was the sector with the most negative impact. The Fund’s holdings were down 30.3%, vs. the benchmark Tech decline of 22.3%. Our shortfall, however, was largely due to not owning Apple (restricted), which has a very large weight in the benchmark and was only down 1.8% in the 12-month period (this accounted for 215 basis points of the 288-basis-point negative stock-selection effect).

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing large and mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We have taken opportunities throughout the year to add to positions (or to initiate new ones) where we have conviction in the long-term investment thesis and the market has given us an attractive buying opportunity. Tech and Industrials were areas of particular interest, though we remain significantly underweight Tech due to restrictions. On the other side of the coin, we have exited or reduced positions where fundamentals have deteriorated, and valuations suggest risk of additional downside. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

ANNUAL REPORT | 7

SMALL CAP VALUE FUND

September 30, 2022

Dear Timothy Plan Small-Cap Value Fund Shareholder:

As mentioned in my letter to shareholders, we have added six Exchange Traded Funds (ETFs) to our diversified product line. Since our Small Cap Core ETF fits nicely into the investment objective of our Small Cap Value Fund, we incorporated it into the holdings of this fund so that:

•	Approximately 10% of the fund is now invested in TPSC.

•	And the remainder of the fund continues to be actively managed by our long-time sub-advisor, Westwood Capital Management.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Westwood’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 8

SMALL CAP VALUE FUND

September 30, 2022

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2022 and would like to thank you for entrusting your assets with us.

Last September, a consumer-led rally helped drive the economy, pushing stock prices to new highs while fears of COVID-19 were beginning to fade. The S&P 500® Index gained over 9% in the last quarter of 2021, and U.S. Gross Domestic Product (“GDP”) surged 6.9%, as the U.S. economy seemed to find its footing after the forced closures of 2020 receded into the rear-view mirror; however, storm clouds were on the horizon for those who were looking. Inflation was soon to become a significant problem, accelerating from an average of 3.3% for the previous twelve months from October 2020 through September 2021 to 6.7% for the fourth quarter of 2021. Part of that inflation figure came from strained supply chains which continued to be a nuisance and a concern. New shortages seemed to pop up every few weeks. A diverse list of products, such as chicken wings, diapers, baby formula, computer chips, rental cars, palm oil, lumber, toilet paper, bacon and coffee, were all cited as being in short supply at one point during the past twelve months.

As the calendar turned to 2021, inflation became the top story, growing from already elevated levels and reaching 9.0% year-over-year in June which was the highest rate in over forty years. Gasoline prices spiked, reaching a national average of more than five dollars per gallon in June which, at the time, was the highest price on record. The Federal Reserve (the “Fed”), concerned that higher prices could lead to graver issues in the economy, began a series of steps designed to contain inflation and, hopefully, stave off a recession. The Fed began to increase its benchmark Fed Funds rate in March 2022, showing increasing aggressiveness in rate increases and pushing rates up by 300 basis points in the twelve-month period, with more increases expected.

After months of saber-rattling, Russia invaded Ukraine in February 2022, authorizing what that government refers to as its special military operation by sending troops and missiles into the sovereign nation. As bombs rained down on Kyiv, Kharkiv and Dnipro, many nations banded together to denounce the aggression and provide support to the people and the defenders of Ukraine. The war caused oil and natural gas prices to rise from already elevated levels and threatened supply chains of natural gas and foodstuffs to Europe and elsewhere.

The troubles related to inflation, supply chains, interest rates and international tensions began to weigh heavily on the economy and stock markets. With these headwinds, the economy quickly slumped, with GDP coming in negative for the first and second quarters of 2022. Equity markets declined, as the S&P 500® Index fell by more than 25% from its peak in December 2021. As interest rates rose rapidly, bond markets also declined. There was no safe haven for investors in the market. As expected in a “risk-off” environment, growth stocks fared substantially worse than value stocks and small-cap stocks trailed large-cap stocks.

For the twelve months ending September 30, 2022, the Timothy Plan Small Cap Value Fund produced a net return of -17.23% while the Russell 2000® Index produced a return of -23.50%. While returns were negative, the portfolio outperformed the benchmark and provided some support to the downside during a volatile period.

On an absolute basis, the Energy and Utilities sectors provided positive returns for the year as both sectors gained ground as companies benefitted from higher oil and natural gas prices. The Consumer Staples sector was close to neutral on the year, losing a small bit of ground for the period as the portfolio benefitted from a producer of certain snack foods that few consumers could live without.

ANNUAL REPORT | 9

From a relative perspective, stock selection and sector allocation were beneficial to performance with the gains from sector allocation greater than the gains from stock selection. The underweight in both Health Care and Information Technology along with the neutral weight in Energy contributed to the overall performance in the portfolio. We remain underweight in Health Care and Technology, as we tend to avoid lower-quality names with limited to no earnings. Our neutral position in Energy was accomplished in a similar way, as we focus on quality and earnings rather than high growth potential. Stock selection was beneficial in Energy, as our holdings gained nearly twice as much as those in the benchmark. Stock selection in Financials, however, was a disappointment, as several of our holdings in the investment banking industry struggled as interest rates rose much faster than expected, putting a crimp in their mergers and acquisitions business activities.

PDC Energy Inc., which gained over 80% in the year, was the top contributor in the portfolio. The company increased production and also announced it would distribute $1 billion to shareholders, including a higher dividend and a one-time special dividend. The stock was sold in the period as it was growing too large for the portfolio.

Hostess Brands Inc., maker of the iconic Twinkie, among other snack treats, gained over 30% in the year as the company was able to pass on increased costs to consumers and to improve their productivity, which resulted in higher profit margins. Comfort Systems USA Inc., a Houston-based HVAC service and installation company, was a top contributor as the company gained market share through its service capabilities and from a well-managed workforce. Other top-contributing securities included South Jersey Industries Inc., a utility that was able to increase prices through satisfactory regulatory action, and Livent Corp., a lithium miner that gained ground from strong results and increased demand for lithium used in batteries and other electronics.

Top detractors to performance included financial firms Repay Holdings Corp. and Triumph Bancorp Inc. Repay Holdings declined significantly over the last twelve months, largely due to contracting earnings from a slowing economy and growing competition. Triumph Bancorp declined as the company’s primary business is as a payments platform for commercial truckers, and macro concerns over the economy produced a headwind to their future earnings. Radius Global Infrastructure Inc., which installs wireless towers, often moves in a similar manner to real estate investment trusts, or REITs, so the company declined precipitously as interest rates rose over the past six months. CONMED Corp., which makes medical devices for orthopedic surgery, declined as a strong dollar led to reduced earnings on their sales overseas. Altra Industrial Motion Corp., which makes electromechanical power transmission motion control products, struggled in the period as supply chain issues hampered revenues and earnings; however, we believe that the company can work through these short-term challenges.

We expect continued volatility for both equities and fixed income in the fourth quarter, as the effects of the Fed’s bellicose stance towards inflation and subsequent economy-slowing actions are realized, along with an increased number of market participants adjusting forecasts to account for those effects. There is no doubt that the tightening actions of central banks across the globe remain the biggest known risk to the markets. Additional risks that we are monitoring include the ongoing war in Ukraine, and volatility in the global energy markets.

We see a continued slowdown in earnings growth in the U.S. with some analysts already revising their estimates lower to account for slowing economic growth. From our position, we believe that consensus estimates for full-year 2023 are optimistic and are likely to decline going forward. There is a risk that the market has already “factored-in recession” may be too shallow and that could result in an increase in negative earnings surprises.

Our focus will remain on quality and value, seeking high-quality businesses trading at an attractive price. In an uncertain economic environment, with higher interest rates increasing the cost of capital, we believe quality businesses that have sustainable competitive advantages, strong cash flows, attractive dividends and a history of execution, tend to perform better and could limit downside risk. The mid-cycle tends to be where quality emerges as a larger tailwind while persisting until the end of the cycle, as investors gravitate toward companies that are better positioned to navigate slowing growth and the rising cost of capital, and where stock picking tends to be paramount in driving future returns.

ANNUAL REPORT | 10

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 11

LARGE/MID CAP VALUE FUND

September 30, 2022

Dear Timothy Plan Large/Mid-Cap Value Fund Shareholder:

As mentioned in my letter to shareholders, we have added six Exchange Traded Funds (ETFs) to our diversified product line. Since four of these ETFs fit nicely into the investment objective of our Large/Mid-Cap Value Fund, we incorporated them into the holdings of this fund so that approximately 5% of the fund is invested in each of the following:

•	TPLC

•	TPLE

•	TPHD

•	TPHE

•	The remaining 80% of the fund continues to be actively managed by our long-time sub-advisor, Westwood Capital Management.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Westwood’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 12

LARGE/MID CAP VALUE FUND

September 30, 2022

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2022 and would like to thank you for entrusting your assets with us.

Last September, a consumer-led rally helped drive the economy, pushing stock prices to new highs while fears of COVID-19 were beginning to fade. The S&P 500® Index gained over 9% in the last quarter of 2021, and U.S. Gross Domestic Product (“GDP”) surged 6.9%, as the U.S. economy seemed to find its footing after the forced closures of 2020 receded into the rear-view mirror; however, storm clouds were on the horizon for those who were looking. Inflation was soon to become a significant problem, accelerating from an average of 3.3% for the previous twelve months from October 2020 through September 2021 to 6.7% for the fourth quarter of 2021. Part of that inflation figure came from strained supply chains which continued to be a nuisance and a concern. New shortages seemed to pop up every few weeks. A diverse list of products, such as chicken wings, diapers, baby formula, computer chips, rental cars, palm oil, lumber, toilet paper, bacon and coffee, were all cited as being in short supply at one point during the past twelve months.

As the calendar turned to 2021, inflation became the top story, growing from already elevated levels and reaching 9.0% year-over-year in June which was the highest rate in over forty years. Gasoline prices spiked, reaching a national average of more than five dollars per gallon in June which, at the time, was the highest price on record. The Federal Reserve (the “Fed”), concerned that higher prices could lead to graver issues in the economy, began a series of steps designed to contain inflation and, hopefully, stave off a recession. The Fed began to increase its benchmark Fed Funds rate in March 2022, showing increasing aggressiveness in rate increases and pushing rates up by 300 basis points in the twelve-month period, with more increases expected.

After months of saber-rattling, Russia invaded Ukraine in February 2022, authorizing what that government refers to as its special military operation by sending troops and missiles into the sovereign nation. As bombs rained down on Kyiv, Kharkiv and Dnipro, many nations banded together to denounce the aggression and provide support to the people and the defenders of Ukraine. The war caused oil and natural gas prices to rise from already elevated levels and threatened supply chains of natural gas and foodstuffs to Europe and elsewhere.

The troubles related to inflation, supply chains, interest rates and international tensions began to weigh heavily on the economy and stock markets. With these headwinds, the economy quickly slumped, with GDP coming in negative for the first and second quarters of 2022. Equity markets declined, as the S&P 500® Index fell by more than 25% from its peak in December 2021. As interest rates rose rapidly, bond markets also declined. There was no safe haven for investors in the market. As expected in a “risk-off” environment, growth stocks fared substantially worse than value stocks and small-cap stocks trailed large-cap stocks.

For the twelve months ending September 30, 2022, the Timothy Plan Large/Mid Cap Value Fund produced a net return of -9.69% while the S&P 500® Index produced a return of -15.47%. Given the volatility in the equity markets, and the overall downward trend of stocks in general, only two sectors, Energy and Consumer Discretionary, delivered a positive absolute total return for the year. The Energy sector was boosted by strong demand, limited production and concerns over further kinks in the global supply chain due to Russia’s invasion of Ukraine. Within Consumer Discretionary, we held a couple of stocks that were supported by a transition in the market, as higher- income consumers traded down from luxury retailers to more thrifty options.

ANNUAL REPORT | 13

From a relative perspective, asset allocation decisions contributed to the gains for the year, including an overweight in Energy, where we averaged nearly double the weight of the benchmark, and the underweight in

Communication Services, a sector that was down nearly 40% for the year. Stock selection was a minor drag to relative performance as our selections in the Health Care and Materials sectors fared poorly.

The top three individual performers in the portfolio were in the Energy sector. Boosted by higher oil and natural gas prices arising from increasing demand and limitations on supply, shares of energy companies surged in the past twelve months. Our holdings were diverse, touching various parts of the energy value chain, and included Valero Energy Corp.(refining), EOG Resources Inc. (exploration and production), and ConocoPhillips (integrated). We believe each company is well-positioned to maintain their gains and continue to grow as oil prices remain elevated. O’Reilly Automotive Inc., a specialty shop for automotive parts and accessories, appealed to a do-it-yourself crowd. The stock gained ground as consumers have retrenched in the past year, seeking to maintain their vehicles rather than fight through delays and price increases for new and used vehicles. Insurance broker Arthur J. Gallagher & Co. was among the top contributors for the year, as the company executed on its initiatives and captured market share.

Top detractors to performance included semiconductor testing company Teradyne, Inc., and specialty chip maker ASML Holding N.V. Both holdings within the Technology sector struggled with supply chain issues resulting in delays delivering completed goods to customers amid an increasing backlog of orders which impacted earnings and slowed their growth trajectories. Cable One Inc. fell as streaming services continued to cut into market share for traditional cable providers; however, we believe the company remains well-positioned within their business units, providing data and video services to companies as well as residential areas. Western Alliance Bancorp declined as higher interest rates cut into future bank earnings, while Vertiv Holdings Co., an industrial holding that makes power management products and hardware for servers, fell as fears of a slowing economy caused analysts to write down future growth prospects for the company.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. Given the market dislocation of the past several months, we recognize that several key variables will have an outsize impact on future stock prices, including overall economic growth, the Fed, and ongoing international tensions. The “Goldilocks” scenario was that the Fed would hike rates quickly and reach a plateau expeditiously, with a possible rate decline by the end of 2023. It has since become clear that the primary concern is that a longer duration of higher interest rates will have a wider and deeper impact on economic activity. The Fed has pledged to tamp down inflation, regardless of the impact on economic growth.

We expect continued volatility for both equities and fixed income in the fourth quarter, as the effects of the Fed’s bellicose stance towards inflation and subsequent economy-slowing actions are realized, along with an increased number of market participants adjusting forecasts to account for those effects. There is no doubt that the tightening actions of central banks across the globe remain the biggest known risk to the markets. Additional risks that we are monitoring include the ongoing war in Ukraine, and volatility in the global energy markets.

We believe this sort of environment, with uncertainty in abundance and no apparent trend, may be an ideal place for active managers to thrive. We continue to leverage our intensive research-driven process to identify quality businesses with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns on invested capital, as we believe those characteristics, among others, can help provide attractive risk-adjusted returns for the portfolio. As higher interest rates increase the cost of capital, these quality businesses with sustainable competitive advantages tend to perform better and could limit downside risk.

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We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 15

FIXED INCOME FUND

September 30, 2022

The fiscal year ending September 30, 2022 saw an increase in U.S. Treasury (UST) yields as the Federal Reserve (Fed) signaled their intent to fight higher prices by hiking rates in 2022. They also accelerated the timeline for tapering additional Quantitative Easing (QE) purchases. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Aggregate Index which began the last 12 months with a yield of 1.56% and ended at 4.63%.

In an effort to curb inflation, the Fed hiked rates 5 times by September 30th for a total of 300 basis points (bps). These hikes took the Fed Funds rate to 3.25%. UST yields jumped in response to Fed policy and inflation, which remained stubbornly high. The Fed continued to argue its hawkish policies had yet to have an impact on the labor market, which is their necessary pre-condition for reducing the pace of rate hikes. However, many other U.S. and global indicators forewarned of slowing inflation and economic activity. U.S. Purchasing Manager Index (PMI) manufacturing surveys inched closer to the 50.0 level, which signifies a contraction in activity, while the JP Morgan Global PMI did fall below 50.0 in September. U.S. consumer spending slowed in 3Q22 and goods inflation decelerated to a 7.1% y/y rate, much slower than the 10.7% y/y pace of December 2021. While services inflation has offset the deceleration in goods prices, the University of Michigan consumer survey of one-year inflation expectations fell 70bps q/q to 4.70%.

The 10-year UST yield rose after starting the fiscal period at 1.49%, peaking at 3.95% in late September 2022, and ending at 3.83%. By comparison, the 2-year rate started the period at 0.28% and ended the last 12 months at 4.28%, by far the largest increase of any other maturity level. The 2yr UST yield reached its highest level since August 2007, leading the UST curve to become more inverted than at any time since April 1982.

Investment Grade (IG) Credit spreads started the last 12 months at 80bps and ended at 147bps by September 2022. A key driver of the YTD credit spread widening has been the nearly continuous outflows suffered by IG fixed income funds. August was the first month of 2022 in which IG credit funds received net inflows. However, outflows resumed in September and reached $119B YTD. Fortunately, outflows have been partially offset by waning new issue supply. New issuance only reached $397B in 3Q2, a 10.0% decline from 3Q21 and YTD supply now trails the YTD21 pace by 12.8%.

Mortgage-backed securities (MBS) were more resilient than IG Credit during the fiscal year ending September. Over the 12-month period, the MBS sector, within the Bloomberg Aggregate, generated a return of -13.98% versus -17.89% for IG Credit. During 4Q21, issuance grew 8% y/y and 2021 supply of $880B surpassed 2020’s total by 70%, both of which were an all-time high for MBS. However, rate volatility and Fed policy created a difficult environment for MBS in 2022. By the end of September, 30yr mortgage rates reached 6.80% which was a 350bps YTD increase. The level of rates not only reduced MBS issuance but it also lowered MBS prices to the point the sector became positively convex for the first time in its history.

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According to Morningstar, the Timothy Fixed Income Fund A shares returned -13.59% over the 12-month period ending September 30, 2022 which was ahead of the Bloomberg Aggregate Index at -14.60%. The overweight allocation to USTs contributed to relative performance as the sector generated better nominal returns than IG Credit bonds and the overall index. In addition, our lower portfolio duration stance helped performance in a period of rising rates. The portfolio’s underweight to Financials detracted from relative performance as the sector had better performance than the other major credit sectors in the index. Lastly, an overweight to Utilities hurt as the sectors posted the worst nominal and excess returns than the Bloomberg Aggregate Index. We remain focused on generating income consistent with a prudent level of risk.

BARROW HANLEY GLOBAL INVESTORS

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HIGH YIELD FUND

September 30, 2022

During the fiscal year ending September 30, 2022, Ba/B High Yield (HY) spreads started at 251 basis points (bps), climbed to a high of 511bps by July, and finished the period at 464bps. The Timothy Plan High Yield Fund invests primarily in BB and B rated HY bonds with a benchmark of the Bloomberg US HY Ba/B 3% Issuer Cap Index. The benchmark began the last 12 months with a Yield to Worst (YTW) of 3.68% and ended higher at 8.80%. Over the period, the HY market posted a return of -13.83% which was better than the return of investment grade credit bonds of -17.89%.

As the Fed shifted to a more hawkish monetary policy coming into 2022, the HY market recorded its second worst performance in a first quarter, behind only the 1Q20 pandemic-affected return. The main catalyst of the index’s -4.96% 1Q22 return was increasing inflation, which led to higher UST yields. The war in Ukraine exacerbated global energy and food supply concerns as prices spiked, leading to increasing inflation expectations. The 5-year U.S. Treasury, which is the main HY reference point, increased from 1.26% to 2.46% in 1Q22. As global macro concerns persisted throughout 2022, the HY market continued to decline.

Also impacting the 12-month performance of below investment grade issues has been outflows in HY bond funds. Year-to-date (YTD), HY bond funds have experienced $61B of net outflows. These outflows have put pressure on HY credit spreads resulting in further widening. One offset has been the decline in new issue supply. Supply of HY bonds lags YTD21 by 77%. By the end of September 2022, the YTD return for the US HY Ba/B 3% Issuer Cap Index fell -14.49%.

According to Morningstar, the Timothy High Yield Fund A shares generated a total return of -15.45% over the 12-month period ending September 30, 2022 while the Bloomberg US HY Ba/B 3% Issuer Cap index returned -13.83%. An overweight to Financials detracted from performance as the sector generated the worst nominal and excess returns in the index. In addition, an underweight to Utilities hurt relative performance as this sector posted better returns than the overall index. Security selection in Energy holdings benefited performance. Within Financials, our REIT holdings generated returns ahead of their counterparts in the index, positively contributing to performance. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

BARROW HANLEY GLOBAL INVESTORS

ANNUAL REPORT | 18

Israel Common Values FUND

September 30, 2022

The Fund began the fiscal year on a firmer footing but eventually succumbed to the global equity selloff. While inflation in the country had remained subdued for some time, it rose above the Bank of Israel’s target level, forcing the bank to hike rates more aggressively. This surprise pivot to a much more hawkish stance hurt the growthier areas of the Fund and has helped more value oriented and defensive sectors. This was a major headwind for the Fund this year leading the Fund to underperform the TA-125 index for the fiscal year ended Sep. 30th after many years of outperformance. Both sector allocation and stock selection contributed to the underperformance. From a sector standpoint, an underweight to Health Care and Real Estate was helpful as both sectors underperformed but was not enough to offset headwinds from an overweight to underperforming Technology and underweight to outperforming Communication Services and Energy. Stock selection was positive in Technology but detrimental in Industrials and Consumer Discretionary. Notable positive attributors for the year included Tadiran (Consumer Discretionary), Tel Aviv Exchange (Financials), and Ratio Oil (Energy). Negative attributors included Kornit Digital (Industrials), Varonis Systems (Technology), and Global-e Online (Consumer Discretionary).

While inflation began the fiscal year of the Fund well below other developed market levels, it subsequently rose quickly, forcing the Bank of Israel (BoI) to begin raising rates aggressively. The BoI has stated now that it intends to “front load” these hikes in order to bring inflation down to its target range of 1-3% by calendar year 2023. Economic growth is still robust in the country with the OECD projecting in June 2022 that Israeli GDP would grow by 4.8% in 2022 and 3.4% in 2023. Employment is strong while housing prices have risen faster than desired by the central bank. The economy is likely to continue to grow above most developed economies for the foreseeable future.

The Russia-Ukraine war has prompted a rethink of its energy security by European countries and handed Israel a much stronger negotiating hand with the region. Israel’s vast new natural gas resources are now highly sought after by its European neighbors, prompting the European Union to sign a Memorandum of Understanding with Israel and Egypt to help get Israeli gas to Europe. It also led to the eventual negotiation between Israel and Lebanon to settle their maritime border disputes. This should provide Israel with a prolonged period of export revenue from its vast resource development.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. While global economic uncertainty is likely to continue in the near term, we are optimistic of the long-term prospects for this robust economic engine. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

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Defensive Strategies Fund

September 30, 2022

Dear Timothy Plan Defensive Strategies Fund Shareholder:

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is primarily comprised of several inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold bullion) and silver ETFs, TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. I believe you are aware that this past year, especially the past nine months has been a very difficult period in the capital markets with the economic recession creating a lot of turbulence in the real estate, commodity and precious metals markets (that comprise much of our Defensive Strategies portfolio) as well as the equity and fixed income sectors. As a result, this Fund experienced a negative 6.80% return for the fiscal year ended September 30, 2022. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the various sub-advisors' reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 33% each of U.S. Government TIPs, FTSE NAREIT Equity Index and Bloomberg Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2022, the blended index had a negative return of 3.16%. The difference between the fund’s performance and the blended index was due mainly to the drag our precious metals position had on the fund which is not reflected in the index.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family..

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 20

Defensive Strategies Fund | TIPS SLEEVE

September 30, 2022

Stubbornly high inflation led to the Federal Reserve’s (Fed) decision to press ahead with tighter U.S. monetary policy in 2022. The pace of rate hikes that began in March of 2022 is the fastest level since the early 1980’s. According to the Bureau of Labor Statistics, the Consumer Price Index for All Urban Consumers (CPI) accelerated by 8.2% year-over-year (y/y) in September 2022. The Timothy Defensive Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

As of year-end 2021, investors had priced in three rate hikes for 2022 via the Fed Funds futures curve. However, by the end of 1Q22, futures were projecting more than eight additional 25 basis points (bps) hikes, which would take the Fed Funds rate to 2.00-2.25%. Despite three rate hikes totaling 1.50 bps by the end of June 2022, inflation continued to persist. The Fed kept responding with further rate hikes, which continued to lift the Fed Funds rate by another 150bps, bringing its total increases to 300bps by the end of September 2022.

The Fed continued to argue its hawkish policies had yet to have an impact on the labor market, which is their necessary pre-condition for reducing the pace of rate hikes. However, many other U.S. and global indicators forewarned of slowing inflation and economic activity. U.S. Purchasing Manager Index (PMI) manufacturing surveys inched closer to the 50.0 level, which signifies a contraction in activity, while the JP Morgan Global PMI did fall below 50.0 in September. U.S. consumer spending slowed in 3Q and goods inflation decelerated to a 7.1% y/y rate, much slower than the 10.7% y/y pace of December 2021. While services inflation has offset the deceleration in goods prices, the University of Michigan consumer survey of one-year inflation expectations fell 70bps q/q to 4.70%.

Over the previous 12-month period, investors’ future inflation expectations climbed significantly. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10-year and the U.S. TIPS 10-year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation started the fiscal period at 2.38%, reached a 12-month high of 3.04% in April 2022 but subsequently declined to 2.15% by the end of September. The Bloomberg U.S. TIPS Index generated a 12-month return of -11.57% versus -10.00% for the Timothy Plan’s TIPS portfolio. The TIPS portfolio ended the fiscal year-end period with an overweight to the 1 to 4.99-year maturity segment, overweight to the 5 to 9.99-year, and underweight to 20+ year securities. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW HANLEY GLOBAL INVESTORS

ANNUAL REPORT | 21

Defensive Strategies Fund | REIT SLEEVE

September 30, 2022

While the fourth quarter of 2021 was extremely strong, the story in the first nine months of 2022 has been completely different. The Federal Reserve (‘Fed’) has gone from being accommodative to the markets to having an explicit goal of quashing inflation at any cost. The result has been the quickest increase in the Fed Funds Rate in at least 35 years. As a result, the 10 yr US Treasury yield rose from 1.52% on September 30, 2021 to 3.83% as of September 30, 2022. The rapid rise in the risk-free rate also caused equities, bonds, and REITs to have lower prices.

In the year ending September 30, 2022, the MSCI US REIT Index (Bloomberg: RMZ) produced a total return of -16.6%. While the economy appears to be strong on the surface, still producing job growth as of September, nominal GDP growth has not been able to keep up with inflation, leading to negative real GDP growth. Combined with the aggressive Fed policy to bring down inflation, the market is expecting for the economy to go through a recession in the next 12 months. The severity and duration of the recession is not yet known, but we believe the current pricing of REITs reflects a severe downturn that may or may not materialize.

Importantly, construction starts are already starting to fall as banks pull back from lending and developers can’t achieve positive returns with such high cost of debt. As such, the supply and demand environment appears favorable for the next several years. While interest rates beget higher interest expense, REITs have very little floating rate debt and minimal fixed rate debt maturing in the next 18 months. Furthermore, REITs balance sheets have the lowest Debt/Gross Asset Value and Net Debt/EBITDA ratios in history. Therefore, REIT earnings are mostly insulated from rising interest rates. Finally, the ‘re-rating’ of REIT multiples may be justified under the assumption that interest rates will remain high for a prolonged period; however, the Fed projects to be done with its hiking cycle in February of 2023, and we believe long term rates will begin to fall well ahead of this date. In short, this pullback could be the beginning of a multi-year recovery.

The portfolio outperformed the benchmark over the year ending September 30, 2022. The Timothy Fund REIT Sleeve produced a total return of -15.0% in the relevant period, which compared to the RMZ total return of -16.6%. The top contributors to relative performance were stock selection in the residential and shopping center sectors, as well as an underweight allocation to the office sector. The top detractors from relative performance over the same period were an underweight allocations to the triple net and specialty sectors, as well an overweight allocation to the diversified sector.

In particular, the performance of triple net has been surprising. Historically, triple net has had the highest correlation to interest rates, meaning the sector would have the worst performance during times of rising interest rates. In this case, triple net is the best performing sector in 2022. We believe this is due to fears of a recession, in which case the long term leases with investment grade tenants should be defensive. We believe our portfolio should outperform in a recession despite an underweight allocation to triple net as our exposure to cell towers, data centers, industrial, and residential should prove defensive. Several of these sectors are among the worst performers in 2022, which is a head-scratcher. We look forward to getting 3Q22 earnings reports, and, more importantly, 2023 guidance figures so that many of these companies can show how durable their earnings streams are today.

Chilton Capital Management

An investment cannot be made directly in an index. The information contained herein should be considered to be current only as of the date indicated, and we do not undertake any obligation to update the information contained herein in light of later circumstances or events. This publication may contain forward looking statements and projections that are based on the current beliefs and assumptions of Chilton Capital Management and on information currently available that we believe to be reasonable, however, such statements necessarily involve risks, uncertainties and assumptions, and prospective investors may not put undue reliance on any of these statements. This communication is provided for informational purposes only and does not constitute an offer or a solicitation to buy, hold, or sell an interest in any Chilton investment or any other security. Past performance does not guarantee future results.

ANNUAL REPORT | 22

Defensive Strategies Fund | COMMODITY SLEEVE

September 30, 2022

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”) for the twelve months ending September 30, 2022. Markets in general were more volatile during these twelve months with both stocks and bonds falling roughly (15%). However, commodities broadly posted strong gains with the Bloomberg Commodity Index Total Return (the “BCOM”) gaining 11.8%. The Portfolio rose 3.42% on a gross basis, generating (8.38%) of underperformance versus the BCOM benchmark. Negative contributions came from energy, agriculture, and industrial metals, with a small amount of relative outperformance being generated by precious metals.

Energy

Energy was the best performing sector in absolute terms, for the prior year, with the Bloomberg Energy Subindex Total Return rising 30.3%. The Portfolio’s energy holdings were also the best performing sector in absolute terms, gaining 26.4% for the period but were responsible for roughly a quarter of the Portfolio’s overall relative underperformance versus the BCOM. US WTI crude oil futures prices spiked up over $120/barrel following Russia’s invasion of Ukraine earlier in 2022 before falling back towards the levels seen prior to the war. Russia slashed supplies of natural gas to Europe – which relies heavily on Russia for its energy needs – in retaliation for sanctions imposed over Ukraine, which drove natural gas prices there significantly higher during the period. Natural gas prices in the US rose 15% in response; constrained by LNG export capacity to Europe being fully utilized with no ability to increase it further in the near-term. Upstream E&P companies held in the Portfolio benefited the most from these higher prices with profitability and earnings reaching record levels though capital expenditures and investment in production growth have not materialized. This focus on restraint comes in response to shareholder pressure against increased investment in production, preferring instead for producers to pay down debt and return capital in the form of increased dividends and share buybacks. The Portfolio’s largest energy holdings as of September 30th were TotalEnergies (TTE FP), EOG Resources (EOG US), and Petrobras (PBR US).

Agriculture

Over the past year agricultural commodities, as proxied by the Bloomberg Commodity Agriculture and Livestock Subindex Total Return, rose by 16.9%. Over the same period the Portfolio’s agricultural holdings underperformed, rising just 0.8% and generating over half of the Portfolio’s overall relative underperformance. While the more upstream industries within the sector – such as fertilizer and seed companies – posted strong outperformance on rising crop prices, animal and fish producers fell significantly as the cost of feed and labor pressured margins. The Portfolio’s largest agriculture holdings as of September 30th were Deere & Co (DE US), Nutrien Ltd (NTR US), and CF Industries Holdings (CF US).

Metals & Mining

Industrial metal commodity futures were down for the period as recession fears escalated with central banks raising interest rates to fight inflation. The Bloomberg Industrial Metals Subindex Total Return fell (9%), and the Portfolio’s industrial metal holdings fell further, dropping (13.6%) over the same period and generating roughly a quarter of the Portfolio’s overall relative underperformance. The Portfolio’s largest industrial metal holdings as of September 30th were BHP Group (BHP US), Rio Tinto (RIO US), and Teck Resources (TECK/B CN).

ANNUAL REPORT | 23

Despite falling as real interest rates rose, precious metals were the only sector to contribute positively to relative performance over the prior year: the Portfolio’s precious metals miners fell (7.6%) while the Bloomberg Precious Metals Subindex Total Return fell (7.8%). The Portfolio’s largest precious metal holdings as of September 30th were Gold Fields (GFI US), Newmont (NEM US), and B2Gold Corp (BTG US).

Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. We believe that the lack of investment in the global supply of many important commodities, in addition to geopolitical risks, has resulted in a precarious supply situation unable to respond effectively to increases in demand. Recent events – especially the war in Ukraine – have also exposed vulnerabilities in supply chains for many of the worlds essential commodities and have driven prices and volatility higher. To the extent this growing uncertainty in future supply continues and global demand continues to increase over time, we expect the Portfolio to perform positively.

CoreCommodity Management, LLC

Past performance is not indicative of future results. STANDARD & POOR’S, and S&P are registered trademarks of Standard & Poor’s Financial Services LLC. “Bloomberg®,” “Bloomberg Commodity IndexSM” and the names of the other indexes and sub-indexes that are part of the Bloomberg Commodity Index family are service marks of Bloomberg Finance L.P. and its affiliates. Source for all Index data: Bloomberg L.P. Commodity Sectors are represented by the Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. This information is accurate only as of the date hereof, or as of historical dates otherwise indicated herein, and we do not undertake any obligation to update this material Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

ANNUAL REPORT | 24

Strategic Growth & Conservative Growth Funds

September 30, 2022

Dear Timothy Plan Strategic Growth and Conservative Growth Fund Shareholder:

This report covers the fiscal year (10-1-21 thru 9-30-22). Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan investment is a compilation of many of Timothy’s underlying funds (including four of our ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. I believe you are aware that this has been a very difficult period in the capital markets with the economic recession which created a lot of turbulence in both the equity and fixed income markets. As a result, performance in all our underlying funds was negative for this past fiscal year which contributed to our (-15.82%) for Strategic Growth and (-14.48%) for Conservative Growth. While I am never happy with negative performance, at least both these asset allocation funds were down less than their respective indexes. You can find the specific details in the financial highlights of the main body of this report. Having said that, we intend to participate in this market while maintaining a more cautious outlook for the economy in the year ahead. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

		Conservative Growth	Strategic Growth

•	Large/Mid-Cap Core Enhanced ETF	15.00%	17.50%
•	High Dividend Stock Enhanced ETF	4.50%	8.50%
•	Small-Cap Core ETF	7.00%	9.00%
•	International ETF	12.00%	21.50%
•	International Fund	5.50%	8.00%
•	High-Yield Bond Fund	6.50%	6.00%
•	Defensive Strategies Fund	7.00%	9.00%
•	Fixed Income Fund	38.50%	17.50%
•	Cash	4.00%	3.00%

Even though the Portfolios have been designed to be conservatively allocated, we understand that recent market gyrations may be unsettling for some investors. Please understand that our #1 concern is preservation of principal, and, even though we do want to participate in the markets’ hoped for potential recovery, we will attempt to adjust our allocation above to changing market conditions.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 25

Growth & Income Fund

September 30, 2022

Dear Timothy Plan Growth and Income Fund Shareholder:

Since two of our ETFs (TPHD and TPHE) fit nicely into the investment objective of our Growth & Income Fund, we incorporated them into the holdings of this fund so that:

•	Approximately 22% of the fund is invested in TPHD and

•	Approximately 36% of the fund is invested in TPHE

•	While the remaining fixed income portion of the fund is now actively managed by our long-time fixed income sub-advisor, Barrow Hanley.

It is our belief that this dual managed arrangement will result in both better performance and a reduction of this fund’s expense ratio.

As you can see from the performance portion of this Annual Report, this fund had a negative return of (-7.79%) while its best fit index (a blended of 60% Russell 1000 Value Index and 40% of Bloomberg Aggregate Bond Index) was down (-12.45%) for the 12 months ending 9-30-22. This negative performance is primarily the result of the impact the economic recession has had on the markets for the past nine months or so.

For a comprehensive review and a future market outlook for this fund, please read Barrow Hanley’s Sub-Advisor’s letter in this Annual Report.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is, for every one of our Timothy Plan Funds, all of our sub-advisors are doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally
President

ANNUAL REPORT | 26

Growth & Income Fund | Fixed Income Allocation

September 30, 2022

The fiscal year ending September 30, 2022 saw an increase in U.S. Treasury (UST) yields as the Federal Reserve (Fed) signaled their intent to fight higher prices by hiking rates in 2022. They also accelerated the timeline for tapering additional Quantitative Easing (QE) purchases. The fixed income allocation of the Timothy Plan Growth & Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Aggregate Index which began the last 12- months with a yield of 1.56% and ended at 4.63%.

In an effort to curb inflation, the Fed hiked rates 5 times by September 30th for a total of 300 basis points (bps). These hikes took the Fed Funds rate to 3.25%. UST yields jumped in response to Fed policy and inflation, which remained stubbornly high. The Fed continued to argue its hawkish policies had yet to have an impact on the labor market, which is their necessary pre-condition for reducing the pace of rate hikes. However, many other U.S. and global indicators forewarned of slowing inflation and economic activity. U.S. Purchasing Manager Index (PMI) manufacturing surveys inched closer to the 50.0 level, which signifies a contraction in activity, while the JP Morgan Global PMI did fall below 50.0 in September. U.S. consumer spending slowed in 3Q22 and goods inflation decelerated to a 7.1% y/y rate, much slower than the 10.7% y/y pace of December 2021. While services inflation has offset the deceleration in goods prices, the University of Michigan consumer survey of one-year inflation expectations fell 70bps q/q to 4.70%.

The 10-year UST yield rose after starting the fiscal period at 1.49%, peaking at 3.95% in late September 2022, and ending at 3.83%. By comparison, the 2-year rate started the period at 0.28% and ended the last 12 months at 4.28%, by far the largest increase of any other maturity level. The 2yr UST yield reached its highest level since August 2007, leading the UST curve to become more inverted than at any time since April 1982.

Investment Grade (IG) Credit spreads started the last 12 months at 80bps and ended at 147bps by September 2022. A key driver of the YTD credit spread widening has been the nearly continuous outflows suffered by IG fixed income funds. August was the first month of 2022 in which IG credit funds received net inflows. However, outflows resumed in September and reached $119B YTD. Fortunately, outflows have been partially offset by waning new issue supply. New issuance only reached $397B in 3Q2, a 10.0% decline from 3Q21 and YTD supply now trails the YTD21 pace by 12.8%.

Mortgage-backed securities (MBS) were more resilient than IG Credit during the fiscal year ending September. Over the 12-month period, the MBS sector, within the Bloomberg Aggregate, generated a return of -13.98% versus -17.89% for IG Credit. During 4Q21, issuance grew 8% y/y and 2021 supply of $880B surpassed 2020’s total by 70%, both of which were an all-time high for MBS. However, rate volatility and Fed policy created a difficult environment for MBS in 2022. By the end of September, 30yr mortgage rates reached 6.80% which was a 350bps YTD increase. The level of rates not only reduced MBS issuance but it also lowered MBS prices to the point the sector became positively convex for the first time in its history.

ANNUAL REPORT | 27

The fixed income allocation, of the Timothy Plan Growth & Income, generated a return of -12.52% versus the Bloomberg Aggregate of -14.60% for the 12-month period ending September 30th. For the same time period, the overweight allocation to USTs contributed to relative performance as the sector generated better nominal returns than IG Credit bonds and the overall index. In addition, our lower portfolio duration stance helped performance in a period of rising rates. The portfolio’s underweight to Financials detracted from relative performance as the sector had better performance than the other major credit sectors in the index. Lastly, an overweight to Utilities hurt as the sectors posted the worst nominal and excess returns than the Bloomberg Aggregate Index. We remain focused on generating income consistent with a prudent level of risk.

BARROW HANLEY GLOBAL INVESTORS

ANNUAL REPORT | 28

Section 2 | Fund Performance

SEPTEMBER 30, 2022 (UNAUDITED)

Aggressive Growth Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (w/Sales Charge)	(30.70)%	4.07%	6.75%
Russell Mid-Cap Growth Index	(29.50)%	7.62%	10.85%
Timothy Aggressive Growth Fund - Class C *	(27.88)%	4.48%	6.56%
Russell Mid-Cap Growth Index	(29.50)%	7.62%	10.85%
Timothy Aggressive Growth Fund - Class I	(26.48)%	5.50%	5.73%	(a)
Russell Mid-Cap Growth Index	(29.50)%	7.62%	9.09%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN AGGRESSIVE GROWTH FUND VS.
RUSSELL MID-CAP GROWTH INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Russell Mid-Cap Growth Index on September 30, 2012 and held through September 30, 2022. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

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International Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (w/Sales Charge)	(32.29)%	(1.69)%	2.66%
MSCI EAFE Index	(27.17)%	(3.39)%	0.96%
MSCI AC World Index ex USA Net (USD)	(25.17)%	(0.81)%	3.01%
Timothy International Fund - Class C *	(29.62)%	(1.32)%	2.47%
MSCI EAFE Index	(27.17)%	(3.39)%	0.96%
MSCI AC World Index ex USA Net (USD)	(25.17)%	(0.81)%	3.01%
Timothy International Fund - Class I	(28.20)%	(0.33)%	2.06%	(a)
MSCI EAFE Index	(27.17)%	(3.39)%	(0.51)%	(a)
MSCI AC World Index ex USA Net (USD)	(25.17)%	(0.81)%	2.07%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN INTERNATIONAL FUND VS. MSCI EAFE INDEX VS.
MSCI AC WORLD INDEX EX USA NET (USD)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares, the MSCI EAFE Index and the MSCI AC World Index ex USA Net (USD) on September 30, 2012 and held through September 30, 2022. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 30

Large/Mid Cap Growth Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (w/Sales Charge)	(23.19)%	5.31%	8.37%
Russell 1000 Growth Total Return Index	(22.59)%	12.16%	13.70%
Timothy Large/Mid Cap Growth Fund - Class C *	(20.01)%	5.73%	8.17%
Russell 1000 Growth Total Return Index	(22.59)%	12.16%	13.70%
Timothy Large/Mid Cap Growth Fund - Class I	(18.50)%	6.78%	7.86%	(a)
Russell 1000 Growth Total Return Index	(22.59)%	12.16%	13.00%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND VS.
RUSSELL 1000 GROWTH TOTAL RETURN INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Russell 1000 Growth Total Return Index on September 30, 2012 and held through September 30, 2022. The Russell 1000 Growth Total Return Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 31

Small Cap Value Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (w/Sales Charge)	(22.35)%	1.25%	8.00%
Russell 2000 Index	(23.50)%	3.55%	8.55%
Timothy Small Cap Value Fund - Class C *	(19.15)%	1.62%	7.81%
Russell 2000 Index	(23.50)%	3.55%	8.55%
Timothy Small Cap Value Fund - Class I	(17.65)%	2.65%	6.28%	(a)
Russell 2000 Index	(23.50)%	3.55%	6.46%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN SMALL CAP VALUE FUND VS.
RUSSELL 2000 INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Russell 2000 Index on September 30, 2012 and held through September 30, 2022. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 32

Large/Mid Cap Value Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (w/Sales Charge)	(14.65)%	6.05%	8.89%
S&P 500 Index	(15.47)%	9.24%	11.70%
Timothy Large/Mid Cap Value Fund - Class C *	(11.19)%	6.46%	8.69%
S&P 500 Index	(15.47)%	9.24%	11.70%
Timothy Large/Mid Cap Value Fund - Class I	(9.48)%	7.52%	8.17%	(a)
S&P 500 Index	(15.47)%	9.24%	10.55%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN LARGE/MID CAP VALUE FUND VS.
S&P 500 INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the S&P 500 Index on September 30, 2012 and held through September 30, 2022. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 33

Fixed Income Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (w/Sales Charge)	(17.47)%	(2.18)%	(0.75)%
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(0.27)%	0.89%
Timothy Fixed Income Fund - Class C *	(15.09)%	(2.03)%	(1.04)%
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(0.27)%	0.89%
Timothy Fixed Income Fund - Class I	(13.41)%	(1.05)%	0.35%	(a)
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(0.27)%	1.27%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN FIXED INCOME FUND VS.
BLOOMBERG U.S. AGGREGATE BOND INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Bloomberg U.S. Aggregate Bond Index on September 30, 2012 and held through September 30, 2022. The Bloomberg U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 34

High Yield Bond Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (w/Sales Charge)	(19.28)%	0.13%	2.17%
Bloomberg U.S. High Yield Ba/B 3% Index	(13.83)%	1.82%	3.91%
Timothy High Yield Bond Fund - Class C *	(16.95)%	0.30%	1.87%
Bloomberg U.S. High Yield Ba/B 3% Index	(13.83)%	1.82%	3.91%
Timothy High Yield Bond Fund - Class I	(15.24)%	1.29%	2.69%	(a)
Bloomberg U.S. High Yield Ba/B 3% Index	(13.83)%	1.82%	3.63%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN HIGH YIELD BOND FUND VS.
BLOOMBERG U.S. HIGH YIELD BA/B 3% INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and Bloomberg U.S. High Yield Ba/B 3% Index on September 30, 2012 and held through September 30, 2022. The Bloomberg U.S. High Yield Ba/B 3% Index is an issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 35

Israel Common Values Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Israel Common Values Fund - Class A (w/Sales Charge)	(17.33)%	7.13%	8.26%
TA - 125 Index	(8.02)%	7.68%	6.98%
Timothy Israel Common Values Fund - Class C *	(14.05)%	7.53%	8.05%
TA - 125 Index	(8.02)%	7.68%	6.98%
Timothy Israel Common Values Fund - Class I	(12.30)%	8.62%	7.81%	(a)
TA - 125 Index	(8.02)%	7.68%	6.08%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	With Maximum Deferred Sales Charge

TIMOTHY PLAN ISRAEL COMMON VALUES FUND VS.

TA - 125 INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the TA - 125 Index on September 30, 2012 and held through September 30, 2022. The TA - 125 Index is an unmanaged index of equity prices representing the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 36

Defensive Strategies Fund

FUND / INDEX	1 Year Total Return	5 Year Total Return	10 Year Average Annual Return
Timothy Defensive Strategies Fund - Class A (w/Sales Charge)	(12.06)%	2.01%	0.61%
Timothy Defensive Strategies Fund Blended Index *	(3.16)%	4.03%	2.03%
Timothy Defensive Strategies Fund - Class C **	(8.62)%	2.39%	0.42%
Timothy Defensive Strategies Fund Blended Index *	(3.16)%	4.03%	2.03%
Timothy Defensive Strategies Fund - Class I	(6.80)%	3.40%	2.49%	(a)
Timothy Defensive Strategies Fund Blended Index *	(3.16)%	4.03%	2.44%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the BB U.S. Treasury: 1-3 years Index, 33% of the BB Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index.
**	With Maximum Deferred Sales Charge

TIMOTHY PLAN DEFENSIVE STRATEGIES FUND VS. THE TIMOTHY DEFENSIVE

STRATEGIES FUND BLENDED INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Timothy Defensive Strategies Fund Blended Index on September 30, 2012 and held through September 30, 2022. The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Bloomberg Barclays U.S. Treasury: 1-3 years Index, 33% of the Bloomberg Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 37

Strategic Growth Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (w/Sales Charge)	(20.48)%	(0.26)%	2.56%
Dow Jones Moderately Aggressive Portfolio Index	(18.88)%	3.95%	6.79%
Timothy Strategic Growth Fund - Class C *	(17.21)%	0.12%	2.37%
Dow Jones Moderately Aggressive Portfolio Index	(18.88)%	3.95%	6.79%

*	With Maximum Deferred Sales Charge

TIMOTHY PLAN STRATEGIC GROWTH FUND VS. DOW JONES MODERATELY

AGGRESSIVE PORTFOLIO INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Dow Jones Moderately Aggressive Portfolio Index on September 30, 2012 and held through September 30, 2022. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 38

Conservative Growth Fund

FUND / INDEX	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (w/Sales Charge)	(19.19)%	(0.70)%	1.54%
Dow Jones Moderate Portfolio Index	(18.11)%	2.70%	5.12%
Timothy Conservative Growth Fund - Class C *	(15.92)%	(0.33)%	1.35%
Dow Jones Moderate Portfolio Index	(18.11)%	2.70%	5.12%

*	With Maximum Deferred Sales Charge

TIMOTHY PLAN CONSERVATIVE GROWTH FUND VS.
DOW JONES MODERATE PORTFOLIO INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Dow Jones Moderate Portfolio Index on September 30, 2012 and held through September 30, 2022. The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 39

Growth & Income Fund

FUND / INDEX	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (w/Sales Charge)	(13.01)%	(0.60)%	1.05%	(a)
Timothy Growth & Income Fund Blended Index *	(12.45)%	3.42%	5.34%	(a)
Timothy Growth & Income Fund - Class C **	(9.53)%	(0.21)%	0.94%	(a)
Timothy Growth & Income Fund Blended Index *	(12.45)%	3.42%	5.34%	(a)
Timothy Growth & Income Fund - Class I	(7.67)%	0.79%	1.93%	(a)
Timothy Growth & Income Fund Blended Index *	(12.45)%	3.42%	5.34%	(a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2022.
*	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the BB Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index.
**	With Maximum Deferred Sales Charge

TIMOTHY GROWTH & INCOME FUND VS.
TIMOTHY GROWTH & INCOME FUND BLENDED INDEX

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund's Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2022. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 40

Section 3 | Schedule of Investments

SEPTEMBER 30, 2022

Aggressive Growth Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 91.0%
	AEROSPACE & DEFENSE - 1.0%
639	TransDigm Group, Inc.	$335,360

	APPAREL & TEXTILE PRODUCTS - 7.7%
26,304	Capri Holdings Ltd.(a)	1,011,126
2,579	Deckers Outdoor Corporation(a)	806,221
29,749	Tapestry, Inc.	845,764
		2,663,111
	BIOTECH & PHARMA - 3.4%
1,455	Argenx S.E. - ADR(a)	513,688
2,137	Seagen, Inc.(a)	292,406
1,678	United Therapeutics Corporation(a)	351,339
		1,157,433
	CHEMICALS - 5.4%
7,030	Albemarle Corporation	1,859,013

	CONSTRUCTION MATERIALS - 1.8%
1,947	Martin Marietta Materials, Inc.	627,109

	ELECTRICAL EQUIPMENT - 1.5%
3,671	Trane Technologies PLC	531,598

	ENGINEERING & CONSTRUCTION - 2.4%
6,411	Quanta Services, Inc.	816,697

	FOOD - 1.9%
10,181	Darling Ingredients, Inc.(a)	673,473

	HEALTH CARE FACILITIES & SERVICES - 1.3%
6,460	Catalent, Inc.(a)	467,446

	INDUSTRIAL SUPPORT SERVICES - 4.3%
5,503	United Rentals, Inc.(a)	1,486,470

	LEISURE FACILITIES & SERVICES - 2.1%
40,303	Bloomin' Brands, Inc.	738,754

	MACHINERY - 6.1%
6,510	Lincoln Electric Holdings, Inc.	818,437
9,435	Oshkosh Corporation	663,186
2,663	Parker-Hannifin Corporation	645,272
		2,126,895

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 41

Aggressive Growth Fund

SHARES		FAIR VALUE
	MEDICAL EQUIPMENT & DEVICES - 7.7%
46,042	Avantor, Inc.(a)	$902,423
4,244	DexCom, Inc.(a)	341,812
5,065	Insulet Corporation(a)	1,161,910
1,375	Teleflex, Inc.	277,008
		2,683,153
	OIL & GAS PRODUCERS - 9.2%
7,072	Cheniere Energy, Inc.	1,173,316
7,452	Continental Resources, Inc.	497,868
4,290	Diamondback Energy, Inc.	516,773
13,055	EQT Corporation	531,991
10,653	New Fortress Energy, Inc.	465,643
		3,185,591
	RENEWABLE ENERGY - 3.1%
8,253	First Solar, Inc.(a)	1,091,624

	RETAIL - CONSUMER STAPLES - 1.7%
4,338	Dollar Tree, Inc.(a)	590,402

	SEMICONDUCTORS - 10.5%
1,932	KLA Corporation	584,681
28,579	Marvell Technology, Inc.	1,226,325
4,239	Monolithic Power Systems, Inc.	1,540,452
3,217	Skyworks Solutions, Inc.	274,314
		3,625,772
	SOFTWARE - 14.7%
7,315	Cadence Design Systems, Inc.(a)	1,195,490
26,735	Fortinet, Inc.(a)	1,313,491
498	HubSpot, Inc.(a)	134,520
8,700	Palo Alto Networks, Inc.(a)	1,424,973
17,373	Rapid7, Inc.(a)	745,302
11,082	Varonis Systems, Inc.(a)	293,895
		5,107,671
	TECHNOLOGY HARDWARE - 3.2%
4,649	Arista Networks, Inc.(a)	524,826
10,886	Seagate Technology Holdings plc	579,461
		1,104,287
	TECHNOLOGY SERVICES - 2.0%
1,678	MSCI, Inc.	707,764

	TOTAL COMMON STOCKS (Cost $31,703,684)	31,579,623

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 42

Aggressive Growth Fund

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENT — 9.1%
	MONEY MARKET FUND - 9.1%
3,155,617	Fidelity Government Portfolio, Class I, 2.73% (b) (Cost $3,155,617)	$3,155,617

	TOTAL INVESTMENTS - 100.1% (Cost $34,859,301)	$34,735,240
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(17,241)
	NET ASSETS - 100.0%	$34,717,999

ADR	American Depositary Receipt
LTD	Limited Company
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 43

International Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 95.0%
	AEROSPACE & DEFENSE - 1.5%
78,000	Safran S.A. - ADR	$1,769,040

	AUTOMOTIVE - 2.7%
65,800	Magna International, Inc.	3,120,236

	BANKING - 11.0%
42,739	DBS Group Holdings Ltd. - ADR	3,958,271
83,000	DNB Bank ASA - ADR	1,303,515
35,200	HDFC Bank Ltd. - ADR	2,056,384
120,100	ICICI Bank Ltd. - ADR	2,518,497
272,000	Itau Unibanco Holding S.A. - ADR	1,406,240
73,600	KBC Group N.V. - ADR	1,725,184
		12,968,091
	CHEMICALS - 2.7%
75,920	Air Liquide S.A. - ADR	1,724,902
18,100	Arkema S.A. - ADR	1,337,409
		3,062,311
	CONSTRUCTION MATERIALS - 2.1%
51,800	CRH plc - ADR	1,669,514
27,500	Xinyi Glass Holdings Ltd. - ADR	795,575
		2,465,089
	ELECTRIC UTILITIES - 2.9%
407,000	Enel SpA - ADR	1,652,420
45,200	Iberdrola S.A. - ADR	1,681,892
		3,334,312
	ELECTRICAL EQUIPMENT - 2.5%
129,600	Schneider Electric S.E. - ADR	2,916,000

	ENGINEERING & CONSTRUCTION - 3.9%
79,000	Cellnex Telecom S.A. - ADR	1,215,810
168,000	Vinci S.A. - ADR	3,375,960
		4,591,770
	FOOD - 2.8%
26,700	Kerry Group plc - ADR	2,384,310

	FOOD - 2.8% (Continued)
57,000	Mowi ASA - ADR	725,040
		3,109,350
	HEALTH CARE FACILITIES & SERVICES - 2.3%
14,800	ICON plc(a)	2,719,944

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 44

International Fund

SHARES		FAIR VALUE
	HOUSEHOLD PRODUCTS - 1.4%
85,000	Beiersdorf A.G. - ADR	$1,666,850

	INDUSTRIAL SUPPORT SERVICES - 1.5%
10,000	Ashtead Group plc - ADR	1,798,100

	INSTITUTIONAL FINANCIAL SERVICES - 2.6%
185,500	Deutsche Boerse A.G. - ADR	3,029,215

	INSURANCE - 6.8%
48,100	Ageas S.A./NV - ADR	1,751,802
64,500	AIA Group Ltd. - ADR	2,133,660
66,400	Muenchener Rueckversicherungs-Gesellschaft A.G. in - ADR	1,600,240
113,600	Sampo OYJ - ADR	2,411,728
		7,897,430
	INTERNET MEDIA & SERVICES - 1.3%
143,000	Prosus N.V. - ADR	1,491,490
43,600	Yandex N.V., Class A(a)(b)(c)	43,600
		1,535,090
	LEISURE PRODUCTS - 1.0%
77,000	Shimano, Inc. - ADR	1,207,360

	MACHINERY - 5.6%
234,000	Atlas Copco A.B. - ADR	1,949,220
79,000	FANUC Corporation - ADR	1,106,000
71,850	Techtronic Industries Company Ltd. - ADR	3,436,586
		6,491,806
	MEDICAL EQUIPMENT & DEVICES - 7.8%
47,100	Alcon, Inc.	2,740,278

	MEDICAL EQUIPMENT & DEVICES - 7.8%
31,500	Hoya Corporation - ADR	3,032,568
41,000	Olympus Corporation - ADR	811,800
59,900	Smith & Nephew plc - ADR	1,390,878
40,000	Sysmex Corporation - ADR	1,069,600
		9,045,124
	METALS & MINING - 1.4%
29,900	Rio Tinto plc - ADR	1,646,294

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 45

International Fund

SHARES		FAIR VALUE
	OIL & GAS PRODUCERS - 6.7%
146,000	Equinor ASA - ADR	$4,834,060
438,000	Galp Energia SGPS S.A. - ADR	2,067,360
72,500	Petroleo Brasileiro S.A. - ADR	894,650
		7,796,070
	RETAIL - CONSUMER STAPLES - 1.7%
100,000	Seven & i Holdings Company Ltd. - ADR	2,024,000

	RETAIL - DISCRETIONARY - 1.4%
5,800	ANTA Sports Products Ltd. - ADR	1,535,666

	SEMICONDUCTORS - 5.1%
5,850	ASML Holding N.V. - ADR	2,429,798
13,000	NXP Semiconductors N.V.	1,917,630
23,900	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,638,584
		5,986,012
	SOFTWARE - 2.9%
13,300	Nice Ltd. - ADR(a)	2,503,592
34,640	Open Text Corporation	915,882
		3,419,474
	SPECIALTY FINANCE - 2.2%
36,800	ORIX Corporation - ADR	2,600,656

	TECHNOLOGY HARDWARE - 1.6%
40,338	FUJIFILM Holdings Corporation - ADR	1,836,589

	TECHNOLOGY SERVICES - 3.4%
52,000	Amadeus IT Group S.A. - ADR(a)	2,410,460
89,000	Infosys Ltd. - ADR	1,510,330
		3,920,790
	TELECOMMUNICATIONS - 2.2%
95,300	Nippon Telegraph & Telephone Corporation - ADR	2,582,630

	TRANSPORTATION & LOGISTICS - 3.5%
60,800	Canadian Pacific Railway Ltd.	4,056,577

	WHOLESALE - CONSUMER STAPLES - 0.5%
13,000	ITOCHU Corporation - ADR	629,050

	TOTAL COMMON STOCKS (Cost $114,686,710)	110,760,926

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 46

International Fund

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENT — 4.6%
	MONEY MARKET FUND - 4.6%
5,386,875	Fidelity Government Portfolio, Class I, 2.73% (d) (Cost $5,386,875)	$5,386,875

	TOTAL INVESTMENTS - 99.6% (Cost $120,073,585)	$116,147,801
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.4%	438,541
	NET ASSETS - 100.0%	$116,586,342

ADR	American Depositary Receipt
LTD	Limited Company
NV	Naamioze Vennootschap
OYJ	Julkinen osakeyhtiö
PLC	Public Limited Company
S/A	Société Anonyme

(a)	Non-income producing security.
(b)	Illiquid security. At September 30, 2022, the illiquid security amounted to 0.04% of net assets.
(c)	The value of this security has been determined in good faith under policies approved by the Board of Trustees. This is a Level 3 security.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2022.

	DIVERSIFICATION OF ASSETS
% OF NET ASSETS	COUNTRY	% OF NET ASSETS	COUNTRY
14.5%	Japan	2.1%	Israel
9.5%	France	2.1%	Finland
6.9%	Canada	2.0%	Brazil
5.9%	Norway	1.8%	Portugal
5.8%	Ireland	1.7%	Sweden
5.5%	Hong Kong	1.4%	Italy
5.4%	Germany	1.4%	Taiwan Province Of China
5.2%	India	1.3%	China
5.0%	Netherlands	0.0%*	Russia
4.6%	Spain	95.0%	Total
4.1%	United Kingdom	4.6%	Money Market Funds
3.4%	Singapore	0.4%	Other Assets Less Liabilities - Net
3.0%	Belgium	100.0%	Grand Total
2.4%	Switzerland

*	Less than 0.05%

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 47

Large/Mid Cap Growth Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 74.3%
	AEROSPACE & DEFENSE - 1.2%
2,605	TransDigm Group, Inc.	$1,367,156

	BANKING - 1.6%
3,231	SVB Financial Group(a)	1,084,905
11,617	Western Alliance Bancorp	763,702
		1,848,607
	BIOTECH & PHARMA - 4.6%
38,462	Horizon Therapeutics plc(a)	2,380,413
3,490	Vertex Pharmaceuticals, Inc.(a)	1,010,495
12,696	Zoetis, Inc.	1,882,690
		5,273,598
	CABLE & SATELLITE - 1.0%
1,361	Cable One, Inc.	1,161,001

	CHEMICALS - 3.2%
18,038	FMC Corporation	1,906,616
6,420	Linde plc	1,730,768
		3,637,384
	CONSTRUCTION MATERIALS - 0.9%
13,688	Owens Corning	1,076,014

	DIVERSIFIED INDUSTRIALS - 1.0%
6,747	Honeywell International, Inc.	1,126,547

	ELECTRIC UTILITIES - 1.6%
23,016	NextEra Energy, Inc.	1,804,685

	ELECTRICAL EQUIPMENT - 4.7%
34,912	Amphenol Corporation, Class A	2,337,707
29,945	Fortive Corporation	1,745,793
8,802	Trane Technologies PLC	1,274,618
		5,358,118
	HEALTH CARE FACILITIES & SERVICES - 1.3%
7,978	IQVIA Holdings, Inc.(a)	1,445,135

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
18,387	Intercontinental Exchange, Inc.	1,661,265

	INSURANCE - 4.1%
16,987	Arthur J Gallagher & Company	2,908,514
61,346	Equitable Holdings, Inc.	1,616,467
		4,524,981

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 48

Large/Mid Cap Growth Fund

SHARES		FAIR VALUE
	LEISURE FACILITIES & SERVICES - 1.7%
1,250	Chipotle Mexican Grill, Inc.(a)	$1,878,450

	MACHINERY - 1.8%
5,959	Caterpillar, Inc.	977,753
15,489	Oshkosh Corporation	1,088,722
		2,066,475
	MEDICAL EQUIPMENT & DEVICES - 5.5%
7,429	Danaher Corporation	1,918,836
17,746	Edwards Lifesciences Corporation(a)	1,466,352
6,398	Insulet Corporation(a)	1,467,701
7,646	Intuitive Surgical, Inc.(a)	1,433,166
		6,286,055
	OIL & GAS PRODUCERS - 2.7%
29,684	ConocoPhillips	3,037,861

	RETAIL - CONSUMER STAPLES - 4.7%
5,540	Costco Wholesale Corporation	2,616,376
10,909	Dollar General Corporation	2,616,633
		5,233,009
	RETAIL - DISCRETIONARY - 5.7%
9,803	Lowe's Companies, Inc.	1,841,101
5,242	Lululemon Athletica, Inc.(a)	1,465,454
4,511	O'Reilly Automotive, Inc.(a)	3,172,812
		6,479,367
	SEMICONDUCTORS - 10.0%
35,921	Advanced Micro Devices, Inc.(a)	2,275,954
7,890	Analog Devices, Inc.	1,099,393
4,463	Broadcom, Inc.	1,981,616
3,873	Lam Research Corporation	1,417,518
11,878	NVIDIA Corporation	1,441,870
11,107	NXP Semiconductors N.V.	1,638,394
24,764	ON Semiconductor Corporation(a)	1,543,540
		11,398,285
	SOFTWARE - 7.0%
16,197	Palo Alto Networks, Inc.(a)	2,652,906
27,805	Rapid7, Inc.(a)	1,192,835
4,642	ServiceNow, Inc.(a)	1,752,866
7,820	Synopsys, Inc.(a)	2,389,088
		7,987,695

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 49

Large/Mid Cap Growth Fund

SHARES		FAIR VALUE
	TECHNOLOGY HARDWARE - 3.7%
10,952	Arista Networks, Inc.(a)	$1,236,371
30,306	Seagate Technology Holdings plc	1,613,188
36,596	Western Digital Corporation(a)	1,191,200
		4,040,759
	TECHNOLOGY SERVICES - 1.6%
11,519	CDW Corporation/DE	1,797,886

	TRANSPORTATION & LOGISTICS - 1.4%
23,317	Canadian Pacific Railway Ltd.	1,555,711

	TRANSPORTATION EQUIPMENT - 1.8%
24,371	PACCAR, Inc.	2,039,609

	TOTAL COMMON STOCKS (Cost $75,680,580)	84,085,653

	EXCHANGE-TRADED FUNDS — 20.4%
	EQUITY - 20.4%
647,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF(b)	15,086,746
265,000	Timothy Plan US Large/Mid Cap Core ETF(b)	7,989,750
	TOTAL EXCHANGE-TRADED FUNDS (Cost $23,553,050)	23,076,496

	SHORT-TERM INVESTMENT — 6.0%
	MONEY MARKET FUND - 6.0%
6,787,989	Fidelity Government Portfolio, Class I, 2.73% (c) (Cost $6,787,989)	6,787,989

	TOTAL INVESTMENTS - 100.7% (Cost $106,021,619)	$113,950,138
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(780,233)
	NET ASSETS - 100.0%	$113,169,905

ETF	Exchange-Traded Fund
LTD	Limited Company
NV	Naamloze Vennootschap
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 50

Small Cap Value Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 87.2%
	AEROSPACE & DEFENSE - 1.7%
34,515	Moog, Inc., Class A	$2,428,130

	AUTOMOTIVE - 1.0%
36,330	Methode Electronics, Inc.	1,349,660

	BANKING - 14.9%
80,795	Atlantic Union Bankshares Corporation	2,454,552
25,003	City Holding Company	2,217,516
92,438	Columbia Banking System, Inc.	2,670,534
62,071	Provident Financial Services, Inc.	1,210,385
86,062	Renasant Corporation	2,692,019
69,626	Sandy Spring Bancorp, Inc.	2,455,013
81,214	Seacoast Banking Corp of Florida	2,455,099
43,692	Triumph Bancorp, Inc.(a)	2,374,660
92,610	Veritex Holdings, Inc.	2,462,500
		20,992,278
	CHEMICALS - 4.2%
31,556	Avient Corporation	956,147
157,857	Ecovyst, Inc.(a)	1,332,313
13,026	Innospec, Inc.	1,115,937
26,894	Stepan Company	2,519,162
		5,923,559
	ELECTRIC UTILITIES - 3.5%
66,273	Avista Corporation	2,455,415
49,125	NorthWestern Corporation	2,420,880
		4,876,295
	ENGINEERING & CONSTRUCTION - 2.0%
28,308	Comfort Systems USA, Inc.	2,755,218

	FOOD - 3.8%
116,554	Hostess Brands, Inc.(a)	2,708,715
19,619	J & J Snack Foods Corporation	2,540,072
		5,248,787
	FORESTRY, PAPER & WOOD PRODUCTS - 1.0%
20,007	UFP Industries, Inc.	1,443,705

	HEALTH CARE FACILITIES & SERVICES - 1.7%
101,169	Patterson Companies, Inc.	2,430,079

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 51

Small Cap Value Fund

SHARES		FAIR VALUE
	HOME CONSTRUCTION - 3.7%
60,409	Century Communities, Inc.	$2,584,297
36,930	Masonite International Corporation(a)	2,632,739
		5,217,036
	HOUSEHOLD PRODUCTS - 1.8%
74,388	Central Garden & Pet Company, Class A(a)	2,541,094

	INDUSTRIAL INTERMEDIATE PROD - 0.9%
32,788	AZZ, Inc.	1,197,090

	INSTITUTIONAL FINANCIAL SERVICES - 3.5%
68,387	Moelis & Company, Class A	2,312,164
24,912	Piper Sandler Cos	2,609,283
		4,921,447
	INSURANCE - 0.9%
28,380	AMERISAFE, Inc.	1,326,197

	LEISURE FACILITIES & SERVICES - 2.8%
65,998	Chuy's Holdings, Inc.(a)	1,529,834
34,420	Papa John's International, Inc.	2,409,744
		3,939,578
	MACHINERY - 7.6%
11,227	Alamo Group, Inc.	1,372,725
21,914	Albany International Corporation, Class A	1,727,481
75,204	Altra Industrial Motion Corporation	2,528,358
35,000	Astec Industries, Inc.	1,091,650
47,247	Columbus McKinnon Corporation	1,235,982
70,792	Federal Signal Corporation	2,641,956
		10,598,152
	MEDICAL EQUIPMENT & DEVICES - 4.8%
57,122	Avanos Medical, Inc.(a)	1,244,117
32,670	CONMED Corporation	2,619,154
49,087	Merit Medical Systems, Inc.(a)	2,773,907
		6,637,178
	METALS & MINING - 1.9%
11,881	Encore Wire Corporation	1,372,731
41,693	Livent Corporation(a)	1,277,890
		2,650,621
	OFFICE REIT - 1.7%
103,081	Corporate Office Properties Trust	2,394,572

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 52

Small Cap Value Fund

SHARES		FAIR VALUE
	OIL & GAS PRODUCERS - 5.8%
105,114	Brigham Minerals, Inc., Class A	$2,593,162
19,829	Chord Energy Corporation	2,712,012
102,874	Northern Oil and Gas, Inc.	2,819,777
		8,124,951
	REAL ESTATE INVESTMENT TRUSTS - 6.4%
57,012	Community Healthcare Trust, Inc.	1,867,143
140,826	Plymouth Industrial REIT, Inc.	2,367,285
30,068	PotlatchDeltic Corporation	1,233,991
163,351	Summit Hotel Properties, Inc.	1,097,719
179,696	Urban Edge Properties	2,397,145
		8,963,283
	REAL ESTATE OWNERS & DEVELOPERS - 1.5%
221,606	Radius Global Infrastructure, Inc., Class A(a)	2,087,529

	RETAIL - DISCRETIONARY - 2.5%
26,119	Academy Sports & Outdoors, Inc.	1,101,699
56,859	Monro, Inc.	2,471,093
		3,572,792
	RETAIL REIT - 1.7%
100,212	Four Corners Property Trust, Inc.	2,424,127

	SEMICONDUCTORS - 2.0%
109,353	Rambus, Inc.(a)	2,779,753

	TECHNOLOGY HARDWARE - 2.7%
73,229	ADTRAN Holdings, Inc.	1,433,824
184,828	Viavi Solutions, Inc.(a)	2,412,005
		3,845,829
	TECHNOLOGY SERVICES - 1.2%
241,127	Repay Holdings Corporation(a)	1,702,357

	TOTAL COMMON STOCKS (Cost $139,485,655)	122,371,297

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 53

Small Cap Value Fund

SHARES		FAIR VALUE
	EXCHANGE-TRADED FUND — 11.5%
	EQUITY - 11.5%
580,000	Timothy Plan US Small Cap Core ETF (b) (Cost $14,834,080)	$16,068,204

	SHORT-TERM INVESTMENT — 1.6%
	MONEY MARKET FUND - 1.6%
2,189,084	Fidelity Government Portfolio, Class I, 2.73% (c) (Cost $2,189,084)	2,189,084

	TOTAL INVESTMENTS - 100.3% (Cost $156,508,819)	$140,628,585
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(425,000)
	NET ASSETS - 100.0%	$140,203,585

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 54

Large/Mid Cap Value Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 73.1%
	AEROSPACE & DEFENSE - 1.8%
20,381	General Dynamics Corporation	$4,324,237

	BANKING - 3.6%
50,836	BOK Financial Corporation	4,517,287
62,373	Western Alliance Bancorp	4,100,401
		8,617,688
	CABLE & SATELLITE - 0.8%
2,382	Cable One, Inc.	2,031,965

	CHEMICALS - 3.4%
152,481	Huntsman Corporation	3,741,884
22,223	Sherwin-Williams Company (The)	4,550,159
		8,292,043
	DIVERSIFIED INDUSTRIALS - 3.9%
35,704	Eaton Corp plc	4,761,486
28,187	Honeywell International, Inc.	4,706,383
		9,467,869
	ELECTRIC UTILITIES - 3.8%
80,613	CMS Energy Corporation	4,694,901
48,720	WEC Energy Group, Inc.	4,357,030
		9,051,931
	FOOD - 4.1%
38,411	J M Smucker Company (The)	5,278,055
65,484	McCormick & Company, Inc.	4,667,045
		9,945,100
	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
48,072	Intercontinental Exchange, Inc.	4,343,305

	INSURANCE - 2.1%
30,074	Arthur J Gallagher & Company	5,149,270

	LEISURE FACILITIES & SERVICES - 1.8%
14,315	Domino's Pizza, Inc.	4,440,513

	MEDICAL EQUIPMENT & DEVICES - 6.3%
18,340	Danaher Corporation	4,737,038
34,148	PerkinElmer, Inc.	4,109,029
21,538	STERIS plc	3,581,339
26,921	Zimmer Biomet Holdings, Inc.	2,814,591
		15,241,997

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 55

Large/Mid Cap Value Fund

SHARES		FAIR VALUE
	OIL & GAS PRODUCERS - 5.4%
44,945	ConocoPhillips	$4,599,672
38,044	EOG Resources, Inc.	4,250,656
38,145	Valero Energy Corporation	4,075,793
		12,926,121
	REAL ESTATE INVESTMENT TRUSTS - 3.7%
32,109	Crown Castle, Inc.	4,641,356
43,218	Prologis, Inc.	4,390,949
		9,032,305
	RETAIL - CONSUMER STAPLES - 4.1%
10,630	Costco Wholesale Corporation	5,020,230
20,072	Dollar General Corporation	4,814,470
		9,834,700
	RETAIL - DISCRETIONARY - 4.3%
8,006	O'Reilly Automotive, Inc.(a)	5,631,020
25,417	Tractor Supply Company	4,724,512
		10,355,532
	SEMICONDUCTORS - 12.2%
10,533	ASML Holding N.V. - ADR	4,374,882
9,051	Broadcom, Inc.	4,018,735
93,501	Lattice Semiconductor Corporation(a)	4,601,183
75,189	Microchip Technology, Inc.	4,588,785
10,949	Monolithic Power Systems, Inc.	3,978,867
30,093	NVIDIA Corporation	3,652,989
54,002	Teradyne, Inc.	4,058,250
		29,273,691
	SOFTWARE - 6.0%
35,281	Cadence Design Systems, Inc.(a)	5,765,973
16,143	Synopsys, Inc.(a)	4,931,848
	SOFTWARE - 6.0% (Continued)
11,035	Tyler Technologies, Inc.(a)	3,834,663
		14,532,484
	TECHNOLOGY SERVICES - 2.1%
19,382	CACI International, Inc., Class A(a)	5,059,865

	TRANSPORTATION & LOGISTICS - 1.9%
23,482	Union Pacific Corporation	4,574,763

	TOTAL COMMON STOCKS (Cost $157,389,057)	176,495,379

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 56

Large/Mid Cap Value Fund

SHARES		FAIR VALUE
	EXCHANGE-TRADED FUNDS — 22.5%
	EQUITY - 22.5%
573,000	Timothy Plan High Dividend Stock Enhanced ETF(b)	$12,836,862
442,500	Timothy Plan High Dividend Stock ETF(b)	12,405,001
687,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF(b)	16,019,465
435,000	Timothy Plan US Large/Mid Cap Core ETF(b)	13,115,250
	TOTAL EXCHANGE-TRADED FUNDS (Cost $54,728,199)	54,376,578

	SHORT-TERM INVESTMENT — 4.6%
	MONEY MARKET FUND - 4.6%
11,219,806	Fidelity Government Portfolio, Class I, 2.73% (c) (Cost $11,219,806)	11,219,806

	TOTAL INVESTMENTS - 100.2% (Cost $223,337,062)	$242,091,763
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%	(523,533)
	NET ASSETS - 100.0%	$241,568,230

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
NV	Naamioze Vennootschap
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 57

Fixed Income Fund

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	CORPORATE BONDS — 21.7%
	CHEMICALS — 2.4%
1,212,000	LYB International Finance BV	4.000	07/15/23	$1,205,263
1,570,000	Nutrien Ltd.	4.000	12/15/26	1,491,374
				2,696,637
	ELECTRIC UTILITIES — 3.7%
2,205,000	American Electric Power Company, Inc.	3.200	11/13/27	2,014,468
832,956	John Sevier Combined Cycle Generation, LLC	4.626	01/15/42	790,791
855,000	National Rural Utilities Cooperative Finance Corporation	2.950	02/07/24	836,020
442,000	WEC Energy Group, Inc.	3.550	06/15/25	422,835
				4,064,114
	GAS & WATER UTILITIES — 1.8%
2,185,000	NiSource, Inc.	3.490	05/15/27	2,011,563

	INSTITUTIONAL FINANCIAL SERVICES — 0.9%
1,000,000	Cboe Global Markets, Inc.	3.650	01/12/27	947,205

	OIL & GAS PRODUCERS — 5.9%
1,580,000	Columbia Pipeline Group, Inc.	4.500	06/01/25	1,548,862
3,150,000	Energy Transfer Operating, L.P.	5.250	04/15/29	2,965,841
2,240,000	Phillips 66 Company(a)	3.605	02/15/25	2,153,143
				6,667,846
	REAL ESTATE INVESTMENT TRUSTS — 3.0%
1,520,000	Digital Realty Trust, L.P.	3.700	08/15/27	1,411,246
2,200,000	Healthpeak Properties, Inc.	3.500	07/15/29	1,935,275
				3,346,521
	RETAIL - CONSUMER STAPLES — 1.3%
1,575,000	Dollar General Corporation	4.125	05/01/28	1,494,437

	TRANSPORTATION & LOGISTICS — 2.7%
1,000,000	Canadian Pacific Railway Company	2.900	02/01/25	951,846
2,190,000	CSX Corporation	3.250	06/01/27	2,020,022
				2,971,868

	TOTAL CORPORATE BONDS (Cost $26,611,084)			24,200,191

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 58

Fixed Income Fund

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	NON U.S. GOVERNMENT & AGENCIES — 1.9%
	LOCAL AUTHORITY — 1.9%
2,235,000	Province of Ontario Canada	2.500	04/27/26	2,085,341
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $2,311,870)

	U.S. GOVERNMENT & AGENCIES — 29.7%
	AGENCY FIXED RATE — 29.7%
1,405,819	Fannie Mae Pool FM5537	2.000	01/01/36	$1,242,343
1,074,490	Fannie Mae Pool MA4316	2.500	04/01/36	981,090
1,186,535	Fannie Mae Pool MA4329	2.000	05/01/36	1,048,523
1,543,899	Fannie Mae Pool MA4333	2.000	05/01/41	1,296,401
745,996	Fannie Mae Pool MA4366	2.500	06/01/41	644,093
445,290	Fannie Mae Pool MA4475	2.500	10/01/41	382,759
1,274,569	Fannie Mae Pool MA4617	3.000	04/01/42	1,132,428
1,068,175	Fannie Mae Pool FM4053	2.500	08/01/50	907,758
1,387,219	Fannie Mae Pool CA8897	3.000	02/01/51	1,220,149
928,809	Fannie Mae Pool MA4258	3.500	02/01/51	843,160
472,403	Fannie Mae Pool FM6550	2.000	03/01/51	386,077
879,013	Fannie Mae Pool CB0855	3.000	06/01/51	770,897
551,409	Fannie Mae Pool FS1807	3.500	07/01/51	502,339
544,613	Fannie Mae Pool FS1704	4.000	05/01/52	510,308
64,131	Ginnie Mae I Pool 723248	5.000	10/15/39	64,786
271,048	Ginnie Mae I Pool 783060	4.000	08/15/40	256,681
150,766	Ginnie Mae I Pool 783403	3.500	09/15/41	140,455
115,389	Ginnie Mae II Pool 4520	5.000	08/20/39	117,413
151,298	Ginnie Mae II Pool 4947	5.000	02/20/41	151,265
274,393	Ginnie Mae II Pool MA3376	3.500	01/20/46	254,433
175,356	Ginnie Mae II Pool MA3596	3.000	04/20/46	158,060
470,875	Ginnie Mae II Pool MA3663	3.500	05/20/46	435,936
169,426	Ginnie Mae II Pool MA3736	3.500	06/20/46	156,778
288,018	Ginnie Mae II Pool MA4004	3.500	10/20/46	266,461
195,207	Ginnie Mae II Pool MA4509	3.000	06/20/47	175,256
233,924	Ginnie Mae II Pool MA4652	3.500	08/20/47	216,039
289,008	Ginnie Mae II Pool MA4719	3.500	09/20/47	268,081
297,525	Ginnie Mae II Pool MA4778	3.500	10/20/47	274,601

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 59

Fixed Income Fund

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	U.S. GOVERNMENT & AGENCIES — 29.7% (Continued)
234,973	Ginnie Mae II Pool MA4901	4.000	12/20/47	223,247
203,883	Ginnie Mae II Pool MA4963	4.000	01/20/48	193,644
197,381	Ginnie Mae II Pool MA6092	4.500	08/20/49	190,491
217,326	Ginnie Mae II Pool MA6156	4.500	09/20/49	210,406
695,377	Ginnie Mae II Pool BN2662	3.000	10/20/49	617,647
195,606	Ginnie Mae II Pool MA6221	4.500	10/20/49	188,874
196,151	Ginnie Mae II Pool MA6477	4.500	02/20/50	190,471
324,778	Ginnie Mae II Pool MA6478	5.000	02/20/50	322,863
321,115	Ginnie Mae II Pool MA6544	4.500	03/20/50	312,164
227,256	Ginnie Mae II Pool MA6545	5.000	03/20/50	226,397
1,230,379	Ginnie Mae II Pool MA6598	2.500	04/20/50	$1,068,278
316,310	Ginnie Mae II Pool MA6600	3.500	04/20/50	290,784
267,599	Ginnie Mae II Pool MA6601	4.000	04/20/50	252,647
244,778	Ginnie Mae II Pool MA6603	5.000	04/20/50	243,224
1,089,981	Ginnie Mae II Pool MA7255	2.500	03/20/51	942,977
799,170	Ginnie Mae II Pool MA7418	2.500	06/20/51	691,188
1,353,115	Ginnie Mae II Pool MA7419	3.000	06/20/51	1,200,238
1,203,485	Ginnie Mae II Pool MA7472	2.500	07/20/51	1,040,640
1,417,372	Ginnie Mae II Pool CE1974	3.000	08/20/51	1,272,595
1,170,373	Ginnie Mae II Pool CE1990	2.500	09/20/51	1,010,285
1,402,462	Ginnie Mae II Pool MA7705	2.500	11/20/51	1,212,202
1,135,727	Ginnie Mae II Pool MA7768	3.000	12/20/51	1,007,251
1,150,403	Ginnie Mae II Pool MA7829	3.500	01/20/52	1,050,714
1,137,400	Ginnie Mae II Pool MA7939	4.000	03/20/52	1,065,426
1,239,176	Ginnie Mae II Pool MA7987	2.500	04/20/52	1,068,377
1,210,094	Ginnie Mae II Pool MA8098	3.000	06/20/52	1,073,047
1,155,000	Ginnie Mae II Pool MA8268	4.500	09/20/52	1,107,876
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $37,975,738)			33,078,523

	SHORT-TERM INVESTMENT — 45.1%
	MONEY MARKET FUND - 0.8%
935,216	Fidelity Government Portfolio, Class I, 2.73% (b) (Cost $935,216)			935,216

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 60

Fixed Income Fund

AMOUNT ($)
	U.S. TREASURY NOTES — 44.3%
7,920,000	United States Treasury Note	2.250	11/15/24	$7,601,653
8,355,000	United States Treasury Note	2.000	08/15/25	7,852,395
9,220,000	United States Treasury Note	0.625	07/31/26	8,069,301
10,300,000	United States Treasury Note	1.250	09/30/28	8,775,116
9,655,000	United States Treasury Note	1.250	08/15/31	7,805,087
9,790,000	United States Treasury Note	1.750	08/15/41	6,703,282
3,625,000	United States Treasury Note	2.000	08/15/51	2,477,815
	TOTAL U.S. TREASURY NOTES (Cost $57,286,922)			49,284,649

	TOTAL SHORT-TERM INVESTMENTS (Cost $58,222,138)			50,219,865

	TOTAL INVESTMENTS - 98.4% (Cost $125,120,830)			$109,583,920
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%			1,804,047
	NET ASSETS - 100.0%			$111,387,967

LLC	- Limited Liability Company
LP	- Limited Partnership
LTD	- Limited Company
REIT	- Real Estate Investment Trust

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the total market value of 144A securities is $2,153,143 or 1.9% of net assets.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 61

High Yield Bond Fund

SHARES		FAIR VALUE
	PREFERRED STOCKS — 0.0%(a)
	INDUSTRIAL SUPPORT SERVICES — 0.0%(a)
219	WESCO International, Inc. - Series A, 10.625% (Cost $5,795)	$5,902

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	CORPORATE BONDS — 96.4%
	ASSET MANAGEMENT — 1.5%
100,000	AG TTMT Escrow Issuer, LLC(c)		8.625	09/30/27	$94,116
250,000	Icahn Enterprises, L.P. / Icahn Enterprises		4.750	09/15/24	234,133
1,000,000	Icahn Enterprises, L.P. / Icahn Enterprises		6.250	05/15/26	930,705
1,000,000	Icahn Enterprises, L.P. / Icahn Enterprises		4.375	02/01/29	807,400
					2,066,354
	AUTOMOTIVE — 3.2%
2,000,000	Adient Global Holdings Ltd.(c)		4.875	08/15/26	1,755,260
522,000	Clarios Global, L.P. / Clarios US Finance Company(c)		6.250	05/15/26	499,209
1,000,000	Clarios Global, L.P. / Clarios US Finance Company(c)		8.500	05/15/27	951,425
1,500,000	Goodyear Tire & Rubber Company (The)		5.625	04/30/33	1,187,295
					4,393,189
	BIOTECH & PHARMA — 2.6%
750,000	Bausch Health Companies, Inc. (c)		6.125	02/01/27	521,100
250,000	Bausch Health Companies, Inc. (c)		5.000	01/30/28	93,739
750,000	Bausch Health Companies, Inc. (c)		4.875	06/01/28	484,785
125,000	Bausch Health Companies, Inc. (c)		5.000	02/15/29	48,705
1,500,000	Bausch Health Companies, Inc. (c)		5.250	01/30/30	562,572
50,000	Bausch Health Companies, Inc. (c)		5.250	02/15/31	19,522
2,500,000	Emergent BioSolutions, Inc. (c)		3.875	08/15/28	1,667,113
250,000	Jazz Securities DAC(c)		4.375	01/15/29	216,490
					3,614,026
	CHEMICALS — 7.5%
1,250,000	Avient Corporation(c)		7.125	08/01/30	1,156,519
2,000,000	Axalta Coating Systems LLC(c)		3.375	02/15/29	1,570,960
3,000,000	Chemours Company (The) (c)		4.625	11/15/29	2,236,649
1,500,000	Diamond BC BV(c)		4.625	10/01/29	1,054,320
1,500,000	Koppers, Inc. (c)		6.000	02/15/25	1,345,223
1,000,000	Olin Corporation		5.625	08/01/29	889,545
2,000,000	Polar US Borrower, LLC / Schenectady International(c)		6.750	05/15/26	1,103,850
1,000,000	WR Grace Holdings, LLC(c)		5.625	08/15/29	752,500
					10,109,566

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 62

High Yield Bond Fund

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	COMMERCIAL SUPPORT SERVICES — 8.3%
2,125,000	Allied Universal Holdco, LLC / Allied Universal(c)		4.625	06/01/28	$1,640,638
125,000	Atlas LuxCompany 4 S.A.RL / Allied Universal(c)		4.625	06/01/28	94,557
2,000,000	Covanta Holding Corporation		5.000	09/01/30	1,571,850
1,125,000	Covert Mergeco, Inc. (c)		4.875	12/01/29	911,239
2,550,000	GFL Environmental Inc. (c)		4.000	08/01/28	2,140,763
50,000	GFL Environmental, Inc. (c)		4.750	06/15/29	42,197
250,000	GFL Environmental, Inc. (c)		4.375	08/15/29	208,920
2,255,000	Harsco Corporation(c)		5.750	07/31/27	1,413,037
500,000	Sotheby's/Bidfair Holdings, Inc. (c)		5.875	06/01/29	413,988
3,200,000	Waste Pro USA, Inc. (c)		5.500	02/15/26	2,823,855
					11,261,044
	CONSTRUCTION MATERIALS — 0.3%
250,000	Cemex S.A.B. de C.V. (c)		5.200	09/17/30	216,255
250,000	Cemex S.A.B. de C.V. (c)		3.875	07/11/31	197,113
					413,368
	CONSUMER SERVICES — 2.0%
2,000,000	PROG Holdings, Inc. (c)		6.000	11/15/29	1,602,600
1,500,000	Rent-A-Center, Inc. (c)		6.375	02/15/29	1,173,105
					2,775,705
	CONTAINERS & PACKAGING — 6.3%
625,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(c)		6.000	06/15/27	590,033
500,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(c)		4.000	09/01/29	368,370
1,750,000	Canpack S.A. / Canpack US, LLC(c)		3.875	11/15/29	1,370,774
1,000,000	Graham Packaging Company, Inc. (c)		7.125	08/15/28	805,180
750,000	Graphic Packaging International, LLC(c)		3.750	02/01/30	619,779
1,250,000	LABL, Inc. (c)		5.875	11/01/28	1,014,718
750,000	LABL, Inc. (c)		8.250	11/01/29	546,556
2,750,000	Pactiv Evergreen Group Issuer, LLC(c)		4.375	10/15/28	2,279,255
1,250,000	TriMas Corporation(c)		4.125	04/15/29	1,057,831
					8,652,496
	ELECTRIC UTILITIES — 0.8%
1,000,000	Vistra Corporation(b),(c)	H15T5Y + 5.740%	7.000	06/15/70	875,255
250,000	Vistra Operations Company, LLC(c)		4.375	05/01/29	208,690
					1,083,945
	ELECTRICAL EQUIPMENT — 0.6%
500,000	BWX Technologies, Inc. (c)		4.125	06/30/28	437,720
500,000	BWX Technologies, Inc. (c)		4.125	04/15/29	433,530
					871,250
	ENGINEERING & CONSTRUCTION — 1.3%
2,194,000	Dycom Industries, Inc. (c)		4.500	04/15/29	1,853,366

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 63

High Yield Bond Fund

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	FOOD — 1.5%
2,100,000	Darling Ingredients, Inc. (c)		6.000	06/15/30	$2,003,337

	FORESTRY, PAPER & WOOD PRODUCTS — 1.0%
1,750,000	Mercer International, Inc.		5.125	02/01/29	1,407,079

	GAS & WATER UTILITIES — 0.7%
1,000,000	Suburban Propane Partners, L.P./Suburban Energy		5.875	03/01/27	948,796

	HEALTH CARE FACILITIES & SERVICES — 3.0%
1,391,000	Ardent Health Services, Inc. (c)		5.750	07/15/29	1,081,967
500,000	Catalent Pharma Solutions, Inc. (c)		3.125	02/15/29	386,163
750,000	Legacy LifePoint Health, LLC(c)		4.375	02/15/27	620,733
250,000	LifePoint Health, Inc. (c)		5.375	01/15/29	174,785
500,000	MEDNAX, Inc. (c)		5.375	02/15/30	415,050
100,000	Option Care Health, Inc. (c)		4.375	10/31/29	84,689
125,000	Owens & Minor, Inc. (c)		6.625	04/01/30	111,410
1,000,000	Tenet Healthcare Corporation(c)		6.125	10/01/28	877,283
500,000	Tenet Healthcare Corporation(c)		4.375	01/15/30	418,430
					4,170,510
	HOME & OFFICE PRODUCTS — 0.5%
500,000	Scotts Miracle-Gro Company (The)		4.000	04/01/31	353,098
500,000	Scotts Miracle-Gro Company (The)		4.375	02/01/32	356,382
					709,480
	HOME CONSTRUCTION — 5.8%
500,000	Ashton Woods USA, LLC / Ashton Woods Finance(c)		6.625	01/15/28	419,515
500,000	Ashton Woods USA, LLC / Ashton Woods Finance(c)		4.625	08/01/29	364,024
500,000	Ashton Woods USA, LLC / Ashton Woods Finance(c)		4.625	04/01/30	359,073
3,542,000	Interface, Inc. (c)		5.500	12/01/28	3,015,955
1,500,000	PGT Innovations, Inc. (c)		4.375	10/01/29	1,232,719
1,500,000	STL Holding Company, LLC(c)		7.500	02/15/26	1,274,999
1,000,000	Toll Brothers Finance Corporation		4.350	02/15/28	873,761
500,000	Weekley Homes, LLC / Weekley Finance Corporation(c)		4.875	09/15/28	404,921
					7,944,967
	HOUSEHOLD PRODUCTS — 0.0%(a)
50,000	Energizer Holdings, Inc. (c)		6.500	12/31/27	44,484

	INDUSTRIAL INTERMEDIATE PROD — 0.1%
125,000	Roller Bearing Company of America, Inc. (c)		4.375	10/15/29	104,844

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 64

High Yield Bond Fund

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	INDUSTRIAL SUPPORT SERVICES — 1.4%
1,000,000	Ashtead Capital, Inc. (c)		4.375	08/15/27	$919,476
1,000,000	Ashtead Capital, Inc. (c)		2.450	08/12/31	736,120
250,000	BCPE Empire Holdings, Inc. (c)		7.625	05/01/27	217,088
					1,872,684
	INSTITUTIONAL FINANCIAL SERVICES — 1.1%
1,750,000	LPL Holdings, Inc. (c)		4.000	03/15/29	1,504,668

	LEISURE FACILITIES & SERVICES — 0.3%
500,000	Papa John's International, Inc. (c)		3.875	09/15/29	400,283

	LEISURE PRODUCTS — 0.5%
1,000,000	Vista Outdoor, Inc. (c)		4.500	03/15/29	707,940

	MACHINERY — 0.3%
250,000	Madison IAQ, LLC (c)		4.125	06/30/28	201,170
250,000	Redwood Star Merger Sub, Inc. (c)		8.750	04/01/30	194,885
					396,055
	MEDICAL EQUIPMENT & DEVICES — 0.6%
500,000	Mozart Debt Merger Sub, Inc. (c)		3.875	04/01/29	402,078
500,000	Mozart Debt Merger Sub, Inc. (c)		5.250	10/01/29	378,725
					780,803
	METALS & MINING — 1.4%
1,000,000	Compass Minerals International, Inc. (c)		6.750	12/01/27	941,040
1,250,000	Kaiser Aluminum Corporation (c)		4.500	06/01/31	917,625
					1,858,665
	OIL & GAS PRODUCERS — 9.2%
1,500,000	Colgate Energy Partners III, LLC (c)		5.875	07/01/29	1,342,373
3,072,000	CQP Holdco, L.P. / BIP-V Chinook Holdco, LLC (c)		5.500	06/15/31	2,605,209
250,000	Crestwood Midstream Partners, L.P.		5.750	04/01/25	237,545
1,500,000	Crestwood Midstream Partners, L.P. (c)		5.625	05/01/27	1,360,718
500,000	DCP Midstream Operating, L.P.(b),(c)	ICE LIBOR USD 3M + 3.850%	5.850	05/21/43	480,990
250,000	DT Midstream, Inc. (c)		4.125	06/15/29	211,791
750,000	DT Midstream, Inc. (c)		4.375	06/15/31	616,159
100,000	Earthstone Energy Holdings, LLC (c)		8.000	04/15/27	93,426
500,000	Genesis Energy, L.P. / Genesis Energy Finance		7.750	02/01/28	435,595
1,000,000	Global Partners, L.P. / GLP Finance Corporation		7.000	08/01/27	912,400
1,000,000	ITT Holdings, LLC (c)		6.500	08/01/29	778,036
2,000,000	Kinetik Holdings, L.P. (c)		5.875	06/15/30	1,835,528
1,500,000	NuStar Logistics, L.P.		5.625	04/28/27	1,309,842
275,000	PBF Holding Company, LLC / PBF Finance Corporation		7.250	06/15/25	263,095
185,000	PBF Holding Company, LLC / PBF Finance Corporation		6.000	02/15/28	160,636
					12,643,343

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 65

High Yield Bond Fund

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	PUBLISHING & BROADCASTING — 1.2%
500,000	Gray Escrow II, Inc. (c)		5.375	11/15/31	$393,280
1,750,000	Gray Television, Inc. (c)		4.750	10/15/30	1,314,106
					1,707,386
	REAL ESTATE INVESTMENT TRUSTS — 4.3%
1,500,000	Diversified Healthcare Trust		9.750	06/15/25	1,360,020
1,500,000	GEO Group, Inc. (The)		5.125	04/01/23	1,500,334
1,500,000	iStar, Inc.		5.500	02/15/26	1,511,294
1,250,000	Service Properties Trust		7.500	09/15/25	1,170,313
500,000	Service Properties Trust		5.500	12/15/27	406,785
					5,948,746
	REAL ESTATE OWNERS & DEVELOPERS — 2.0%
3,749,000	Howard Hughes Corporation (The) (c)		4.375	02/01/31	2,698,755

	RETAIL - CONSUMER STAPLES — 0.1%
100,000	Ingles Markets, Inc. (c)		4.000	06/15/31	81,800

	RETAIL - DISCRETIONARY — 4.7%
2,050,000	Beacon Roofing Supply, Inc. (c)		4.125	05/15/29	1,662,970
1,372,000	Ken Garff Automotive, LLC (c)		4.875	09/15/28	1,123,952
1,250,000	Lithia Motors, Inc. (c)		3.875	06/01/29	1,005,206
500,000	Lithia Motors, Inc. (c)		4.375	01/15/31	410,088
1,000,000	PetSmart, Inc. / PetSmart Finance Corporation (c)		7.750	02/15/29	895,540
1,800,000	Sonic Automotive, Inc. (c)		4.875	11/15/31	1,366,416
					6,464,172
	SOFTWARE — 0.6%
1,000,000	Crowdstrike Holdings, Inc.		3.000	02/15/29	842,430

	SPECIALTY FINANCE — 12.9%
500,000	AerCap Global Aviation Trust(b),(c)	ICE LIBOR USD 3M + 4.300%	6.500	06/15/45	456,988
3,000,000	Air Lease Corporation(d)	H15T5Y + 4.076%	4.650	06/15/70	2,512,137
1,000,000	Alliance Data Systems Corporation (c)		7.000	01/15/26	878,675
2,500,000	Burford Capital Global Finance, LLC (c)		6.250	04/15/28	2,195,298
115,000	Freedom Mortgage Corporation (c)		8.125	11/15/24	100,838
786,000	Freedom Mortgage Corporation (c)		8.250	04/15/25	650,947
500,000	Freedom Mortgage Corporation (c)		7.625	05/01/26	374,325
1,000,000	Freedom Mortgage Corporation (c)		6.625	01/15/27	714,437
2,955,000	ILFC E-Capital Trust I(b),(c)	T30Y + 1.550%	5.115	12/21/65	1,929,172
1,500,000	ILFC E-Capital Trust II(b),(c)	T30Y + 1.800%	5.365	12/21/65	1,027,500
750,000	Ladder Capital Finance Holdings (c)		4.250	02/01/27	605,061
1,700,000	LFS Topco, LLC (c)		5.875	10/15/26	1,354,750
500,000	Nationstar Mortgage Holdings, Inc. (c)		6.000	01/15/27	423,675

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 66

High Yield Bond Fund

PRINCIPAL AMOUNT ($)		SPREAD	COUPON RATE (%)	MATURITY	FAIR VALUE
	SPECIALTY FINANCE — 12.9% (Continued)
1,250,000	Nationstar Mortgage Holdings, Inc. (c)	654	5.500	08/15/28	983,218
1,250,000	Nationstar Mortgage Holdings, Inc. (c)		5.750	11/15/31	918,993
3,000,000	New Residential Investment Corporation (c)		6.250	10/15/25	2,545,874
125,000	PHH Mortgage Corporation (c)		7.875	03/15/26	108,915
					17,780,803
	STEEL — 2.9%
1,500,000	ATI, Inc.		5.125	10/01/31	$1,228,346
500,000	Commercial Metals Company		4.375	03/15/32	395,874
3,399,000	TMS International Corporation (c)		6.250	04/15/29	2,419,408
					4,043,628
	TECHNOLOGY HARDWARE — 1.5%
300,000	Ciena Corporation (c)		4.000	01/31/30	250,916
1,000,000	CommScope, Inc. (c)		8.250	03/01/27	827,730
750,000	CommScope, Inc. (c)		7.125	07/01/28	580,545
500,000	TTM Technologies, Inc. (c)		4.000	03/01/29	403,700
					2,062,891
	TECHNOLOGY SERVICES — 1.8%
260,000	Fair Isaac Corporation (c)		4.000	06/15/28	222,089
1,250,000	HealthEquity, Inc. (c)		4.500	10/01/29	1,073,438
500,000	MSCI, Inc. (c)		3.625	11/01/31	401,794
1,000,000	MSCI, Inc. (c)		3.250	08/15/33	773,810
					2,471,131
	TRANSPORTATION & LOGISTICS — 0.7%
1,250,000	First Student Bidco, Inc. / First Transit Parent, Inc. (c)		4.000	07/31/29	1,015,352

	TRANSPORTATION EQUIPMENT — 0.4%
500,000	Trinity Industries, Inc.		4.550	10/01/24	478,472
125,000	Wabash National Corporation (c)		4.500	10/15/28	97,057
					575,529
	WHOLESALE - CONSUMER STAPLES — 1.5%
2,000,000	United Natural Foods, Inc. (c)		6.750	10/15/28	1,836,050
295,000	US Foods, Inc. (c)		4.625	06/01/30	246,259
					2,082,309
	TOTAL CORPORATE BONDS (Cost $159,283,320)				132,367,179

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 67

High Yield Bond Fund

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENT — 2.0%
	MONEY MARKET FUND - 2.0%
2,722,404	Fidelity Government Portfolio, Class I, 2.73% (d) (Cost $2,722,404)	$2,722,404

	TOTAL INVESTMENTS - 98.4% (Cost $162,011,519)	$135,095,485
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%	2,100,127
	NET ASSETS - 100.0%	$137,195,612

LLC	Limited Liability Company
LP	Limited Partnership
LTD	Limited Company
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR USD 3M	ICE LIBOR USD 3 Month
T30Y	30 Year Treasury

(a)	Percentage rounds to less than 0.1%.
(b)	Variable rate security; the rate shown represents the rate on September 30, 2022.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the total market value of 144A securities is $108,082,017 or 78.8% of net assets.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 68

Israel Common Values Fund

SHARES		FAIR VALUE
	COMMON STOCKS — 97.1%
	AEROSPACE & DEFENSE - 4.3%
18,001	Elbit Systems Ltd.	$3,423,250
98,000	RADA Electronic Industries Ltd.(a)	943,740
		4,366,990
	APPAREL & TEXTILE PRODUCTS - 3.1%
22,063	Delta Galil Industries Ltd.	1,016,560
18,700	Fox Wizel Ltd.	2,109,183
		3,125,743
	BANKING - 18.7%
110,000	Bank Hapoalim BM - ADR	4,511,100
549,000	Bank Leumi Le-Israel BM	4,714,205
63,300	First International Bank Of Israel Ltd.	2,573,965
602,000	Israel Discount Bank Ltd., Class A	3,048,913
112,000	Mizrahi Tefahot Bank Ltd.	3,941,782
		18,789,965
	BIOTECH & PHARMA - 1.0%
490,000	Enlight Renewable Energy Ltd.(a)	1,040,626

	CHEMICALS - 3.2%
389,902	ICL Group Ltd.	3,189,399

	CONSTRUCTION MATERIALS - 0.8%
213,000	Inrom Construction Industries Ltd.	845,214

	ELECTRIC UTILITIES - 2.9%
33,700	Ormat Technologies, Inc.	2,904,971

	FOOD - 1.2%
50,500	Strauss Group Ltd.	1,200,506

	HEALTH CARE FACILITIES & SERVICES - 2.7%
12,769	Danel Adir Yeoshua Ltd.	1,342,108
1,575,013	Novolog Ltd.	1,302,536
		2,644,644
	HOME & OFFICE PRODUCTS - 1.4%
116,585	Maytronics Ltd.	1,446,074

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 69

Israel Common Values Fund

SHARES		FAIR VALUE
	INSTITUTIONAL FINANCIAL SERVICES - 2.5%
491,194	Tel Aviv Stock Exchange Ltd.	$2,542,820

	INSURANCE - 5.3%
184,000	Harel Insurance Investments & Financial Services	1,625,396
1,230,000	Migdal Insurance & Financial Holdings Ltd.	1,644,990
220,400	Phoenix Holdings Ltd. (The)	2,099,607
		5,369,993
	LEISURE FACILITIES & SERVICES - 1.8%
18,300	Fattal Holdings 1998 Ltd.(a)	1,783,351

	MEDICAL EQUIPMENT & DEVICES - 0.9%
18,700	Inmode Ltd.(a)	544,357
4,700	Novocure Ltd.(a)	357,106
		901,463
	OIL & GAS PRODUCERS - 7.0%
74,968	Energean plc(a)	1,116,789
92,000	Energean plc(a)	1,328,439
5,600	Israel Corp Ltd. (The)(a)	2,170,335
2,000,000	Oil Refineries Ltd.	684,259
7,000	Paz Oil Company Ltd.(a)	766,567
1,425,000	Ratio Energies Finance, L.P.(a)	1,016,630
		7,083,019
	REAL ESTATE INVESTMENT TRUSTS - 1.4%
284,000	Reit 1 Ltd.	1,437,561

	REAL ESTATE OWNERS & DEVELOPERS - 12.3%
125,000	Alony Hetz Properties & Investments Ltd.	1,498,570
212,000	Amot Investments Ltd.	1,219,361
34,000	Azrieli Group Ltd.	2,328,388
160,000	Bayside Land Corporation	1,320,059
40,000	Elco Ltd.	2,389,299
175,000	Gazit-Globe Ltd.	814,661
16,380	Melisron Ltd.	1,102,410
593,430	Mivne Real Estate KD Ltd.	1,749,054
		12,421,802
	RENEWABLE ENERGY - 1.7%
296,360	Energix-Renewable Energies Ltd.	1,161,869
2,300	SolarEdge Technologies, Inc.(a)	532,358
		1,694,227

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 70

Israel Common Values Fund

SHARES		FAIR VALUE
	RETAIL - CONSUMER STAPLES - 3.0%
18,700	Rami Levy Chain Stores Hashikma Marketing 2006	$1,343,018
210,000	Shufersal Ltd.	1,316,218
27,315	Victory Supermarket Chain Ltd.(a)	365,921
		3,025,157
	SEMICONDUCTORS - 5.7%
30,000	Nova Measuring Instruments Ltd.(a)	2,559,000
73,223	Tower Semiconductor Ltd.(a)	3,217,419
		5,776,419
	SOFTWARE - 11.0%
12,600	CyberArk Software Ltd.(a)	1,889,244
29,935	Hilan Ltd.	1,603,406
23,300	Nice Ltd. - ADR(a)	4,385,992
41,000	One Software Technologies Ltd.	620,881
45,300	Sapiens International Corp N.V.	868,854
34,200	Varonis Systems, Inc.(a)	906,984
21,500	Verint Systems, Inc.(a)	721,970
		10,997,331
	TECHNOLOGY HARDWARE - 0.6%
17,800	AudioCodes Ltd.	388,218
10,000	Kornit Digital Ltd.(a)	266,100
		654,318
	TECHNOLOGY SERVICES - 2.5%
78,783	Magic Software Enterprises Ltd.	1,225,863
56,210	Matrix IT Ltd.	1,275,243
		2,501,106
	WHOLESALE - DISCRETIONARY - 2.1%
15,300	Tadiran Holdings Ltd.	2,151,757

	TOTAL COMMON STOCKS (Cost $58,004,543)	97,894,456

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 71

Israel Common Values Fund

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENT — 2.9%
	MONEY MARKET FUND - 2.9%
2,917,803	Fidelity Government Portfolio, Class I, 2.73% (b) (Cost $2,917,803)	$2,917,803

	TOTAL INVESTMENTS - 100.0% (Cost $60,922,346)	$100,812,259
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	40,744
	NET ASSETS - 100.0%	$100,853,003

ADR	American Depositary Receipt
LP	Limited Partnership
LTD	Limited Company
NV	Naamloze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

% OF NET ASSETS	COUNTRY
89.8%	Israel
4.5%	United States
2.4%	United Kingdom
0.4%	Jersey
97.1%	Total
2.9%	Money Market Funds
0.0%	Other Assets Less Liabilities - Net
100.0%	Grand Total

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 72

Defensive Strategies Fund

SHARES		FAIR VALUE
	CLOSED END FUND — 5.1%
	COMMODITY - 5.1%
579,000	Sprott Physical Silver Trust (Cost $5,163,934) (a)	$3,832,980

	COMMON STOCKS — 44.3%
	CHEMICALS - 3.2%
3,358	CF Industries Holdings, Inc.	323,208
3,382	Chemours Company (The)	83,366
2,566	FMC Corporation	271,226
6,014	ICL Group Ltd.	49,195
15,637	K+S A.G.	297,264
6,057	Mosaic Company (The)	292,735
6,829	Nutrien Ltd.	569,401
2,879	OCI N.V.	105,963
1,463	Sasol Ltd. - ADR(a)	23,042
2,263	Sociedad Quimica y Minera de Chile S.A. - ADR	205,368
5,942	Yara International ASA	209,188
		2,429,956
	DIVERSIFIED INDUSTRIALS - 0.0%(b)
638	Pentair PLC	25,922

	ELECTRIC UTILITIES - 0.1%
865	Neoen S.A.	29,107
503	Ormat Technologies, Inc.	43,359
		72,466
	FOOD - 1.4%
2,563	Adecoagro S.A.	21,247
428	Bakkafrost P/F	17,014
870	Beyond Meat, Inc.(a)	12,328
15,806	BRF S.A. - ADR(a)	36,986
545	Cal-Maine Foods, Inc.	30,297
1,977	Darling Ingredients, Inc.(a)	130,779
1,100	Ezaki Glico Company Ltd.	27,095
3,940	Hormel Foods Corporation	179,034
875	Ingredion, Inc.	70,455
2,700	MEIJI Holdings Company Ltd.	119,954
2,300	Morinaga Milk Industry Company Ltd.	67,619
9,888	Mowi ASA	125,784
1,100	NH Foods Ltd.	28,957

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 73

Defensive Strategies Fund

SHARES		FAIR VALUE
	CHEMICALS - 3.2% (Continued)
4,700	Nippon Suisan Kaisha Ltd.	$17,698
1,279	Pilgrim's Pride Corporation(a)	29,443
841	Salmar ASA	28,364
7,600	Saputo, Inc.	181,200
		1,124,254
	FORESTRY, PAPER & WOOD PRODUCTS - 0.2%
2,400	Canfor Corporation(a)	34,945
2,600	Interfor Corporation(a)	45,518
3,200	Sumitomo Forestry Company Ltd.	48,753
		129,216
	GAS & WATER UTILITIES - 0.7%
403	American States Water Company	31,414
671	American Water Works Company, Inc.	87,337
1,254	California Water Service Group	66,073
8,014	Cia de Saneamento Basico do Estado de Sao Paulo - ADR	73,008
1,797	Essential Utilities, Inc.	74,360
1,154	Severn Trent PLC	30,348
6,590	United Utilities Group PLC	65,408
7,081	Veolia Environnement S.A.	136,763
		564,711
	HEALTH CARE FACILITIES & SERVICES - 0.3%
48,754	Brookdale Senior Living, Inc.(a)	208,180

	INDUSTRIAL REIT - 0.7%
3,500	EastGroup Properties, Inc.	505,190

	MACHINERY - 1.8%
1,831	AGCO Corporation	176,087
17,198	CNH Industrial N.V.	192,102
1,777	Deere & Company	593,323
1,340	Evoqua Water Technologies Corporation(a)	44,314
16,900	Kubota Corporation	234,005
2,700	Kurita Water Industries Ltd.	96,262
840	Weir Group PLC (The)	13,193
		1,349,286

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 74

Defensive Strategies Fund

SHARES		FAIR VALUE
	METALS & MINING - 5.9%
915	Agnico Eagle Mines Ltd.	$38,640
734	Agnico Eagle Mines Ltd.	31,015
692	Alamos Gold, Inc., Class A	5,128
3,073	Alcoa Corporation	103,437
2,553	Anglo American PLC	77,988
7,567	AngloGold Ashanti Ltd. - ADR	104,576
1,391	Antofagasta PLC	17,328
513	Aurubis A.G.	27,135
65,168	B2Gold Corporation	209,841
6,990	Barrick Gold Corporation	108,345
6,609	BHP Group Ltd. - ADR	330,714
2,352	Cameco Corporation	62,352
4,500	Capstone Copper Corporation(a)	10,622
3,247	Cia de Minas Buenaventura S.A.A - ADR	21,852
964	Cleveland-Cliffs, Inc.(a)	12,985
1,125	Compass Minerals International, Inc.	43,346
7,100	Endeavour Mining PLC	130,983
180	Eramet S.A.	14,358
807	First Majestic Silver Corporation	6,149
7,700	First Quantum Minerals Ltd.	130,734
859	Franco-Nevada Corporation	102,633
6,497	Freeport-McMoRan, Inc.	177,563
22,264	Glencore plc	118,879
35,707	Gold Fields Ltd. - ADR	288,870
1,842	Hecla Mining Company	7,257
5,000	Hudbay Minerals, Inc.	20,128
2,500	Ivanhoe Mines Ltd.(a)	16,092
49,113	Kinross Gold Corporation	184,665
1,334	Lithium Americas Corporation(a)	34,991
22	Livent Corporation(a)	674
20,800	Lundin Mining Corporation	105,117
4,500	Mitsubishi Materials Corporation	61,843
2,026	MP Materials Corporation(a)	55,310
6,095	Newmont Corporation	256,173
9,396	Norsk Hydro ASA	50,779
538	Pan American Silver Corporation	8,543
5,270	Rio Tinto plc - ADR	290,166
188	Royal Gold, Inc.	17,638

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 75

Defensive Strategies Fund

SHARES		FAIR VALUE
	METALS & MINING - 5.9% (Continued)
8,669	Sandstorm Gold Ltd.(a)	$44,819
4,778	Sibanye Stillwater Ltd. - ADR	44,531
2,337	Southern Copper Corporation	104,791
10,239	SSR Mining, Inc.	150,616
800	Sumitomo Metal Mining Company Ltd.	22,995
9,243	Teck Resources Ltd., Class B	281,138
20,423	Vale S.A. - ADR	272,034
4,166	Wheaton Precious Metals Corporation	134,812
8,737	Yamana Gold, Inc.	39,579
		4,380,164
	OIL & GAS PRODUCERS - 6.3%
5,196	Aker BP ASA	149,184
4,673	APA Corporation	159,770
8,400	ARC Resources Ltd.	100,898
3,406	Canadian Natural Resources Ltd.	158,617
2,100	Cenovus Energy, Inc.	32,264
1,338	Civitas Resources, Inc.	76,788
1,701	CNX Resources Corporation(a)	26,417
2,396	ConocoPhillips	245,207
877	Continental Resources, Inc.	58,592
5,110	Coterra Energy, Inc.	133,473
30,100	Crescent Point Energy Corporation	185,243
1,915	Devon Energy Corporation	115,149
1,892	Diamondback Energy, Inc.	227,910
3,518	Enerplus Corporation	49,850
1,525	Eni SpA - ADR	32,239
2,866	EOG Resources, Inc.	320,218
127	EQT Corporation	5,175
5,173	Equinor ASA - ADR	171,278
42	Hess Corporation	4,578
300	Imperial Oil Ltd.	12,991
24,000	Inpex Corporation	225,358
5,174	Kosmos Energy Ltd.(a)	26,750
1,380	Magnolia Oil & Gas Corporation	27,338
3,793	Marathon Oil Corporation	85,646
2,684	Matador Resources Company	131,301
2,800	MEG Energy Corporation(a)	31,342
1,677	Murphy Oil Corporation	58,980

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 76

Defensive Strategies Fund

SHARES		FAIR VALUE
	OIL & GAS PRODUCERS - 6.3% (Continued)
1,071	Occidental Petroleum Corporation	$65,813
650	Ovintiv, Inc.	29,900
2,800	Parex Resources, Inc.	40,890
1,975	PDC Energy, Inc.	114,135
20,434	Petroleo Brasileiro S.A. - ADR	252,155
927	Pioneer Natural Resources Company	200,723
2,900	PrairieSky Royalty Ltd.	37,395
1,670	Range Resources Corporation(a)	42,184
1,405	SM Energy Company	52,842
9,131	Southwestern Energy Company(a)	55,882
7,200	Suncor Energy, Inc.	202,786
8,648	TOTAL S.E.	409,095
3,100	Tourmaline Oil Corporation	161,132
9,600	Vermilion Energy, Inc.	205,532
8,700	Whitecap Resources, Inc.	55,054
		4,778,074
	OIL & GAS SERVICES & EQUIPMENT - 0.8%
3,881	Baker Hughes Company	81,346
2,561	ChampionX Corporation	50,119
3,524	Halliburton Company	86,760
2,171	Helmerich & Payne, Inc.	80,262
3,117	Liberty Oilfield Services, Inc., Class A(a)	39,524
1,425	NOV, Inc.	23,057
3,391	Patterson-UTI Energy, Inc.	39,607
4,683	Schlumberger N.V.	168,119
18,096	Transocean Ltd.(a)	44,697
		613,491
	REAL ESTATE INVESTMENT TRUSTS - 20.3%
28,000	Alexander & Baldwin, Inc.	464,240
13,000	American Assets Trust, Inc.	334,360
21,000	American Homes 4 Rent, Class A	689,010
2,960	American Tower Corporation	635,512
20,000	Americold Realty Trust	492,000
13,100	Armada Hoffler Properties, Inc.	135,978
5,100	AvalonBay Communities, Inc.	939,369
5,050	Camden Property Trust	603,223
8,600	Crown Castle, Inc.	1,243,129
15,000	CTO Realty Growth, Inc.	281,100
1,050	Equinix, Inc.	597,282

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 77

Defensive Strategies Fund

SHARES		FAIR VALUE
	REAL ESTATE INVESTMENT TRUSTS - 20.3% (Continued)
1,300	Essex Property Trust, Inc.	$314,899
22,000	InvenTrust Properties Corporation	469,260
23,500	Invitation Homes, Inc.	793,595
5,000	Life Storage, Inc.	553,800
25,000	Plymouth Industrial REIT, Inc.	420,250
2,898	PotlatchDeltic Corporation	118,934
12,000	Prologis, Inc.	1,219,200
2,700	Public Storage	790,587
2,865	Rayonier, Inc.	85,864
27,000	Sabra Health Care REIT, Inc.	354,240
3,250	SBA Communications Corp., A	925,113
44,000	SITE Centers Corporation	471,240
4,500	Sun Communities, Inc.	608,985
21,000	Ventas, Inc.	843,570
12,000	Welltower, Inc.	771,840
5,069	Weyerhaeuser Company	144,771
		15,301,351
	RENEWABLE ENERGY - 0.9%
3,523	Array Technologies, Inc.(a)	58,411
2,006	Atlantica Sustainable Infrastructure PLC	52,758
2,867	Daqo New Energy Corporation - ADR(a)	152,180
508	Enphase Energy, Inc.(a)	140,955
1,043	First Solar, Inc.(a)	137,958
1,733	Green Plains, Inc.(a)	50,378
1,754	Plug Power, Inc.(a)	36,852
183	SolarEdge Technologies, Inc.(a)	42,357
		671,849
	RESIDENTIAL REIT - 0.6%
7,100	Equity Residential	477,262

	STEEL - 0.6%
873	ArcelorMittal S.A. - ADR	17,381
1,303	ATI, Inc.(a)	34,673
21,328	Cia Siderurgica Nacional S.A. - ADR	50,761
11,855	Gerdau S.A. - ADR	53,585
1,300	Hitachi Metals Ltd.(a)	19,536
2,200	JFE Holdings, Inc.	20,384
473	Reliance Steel & Aluminum Company	82,496
346	Steel Dynamics, Inc.	24,549
1,300	Stelco Holdings, Inc.	32,388
3,672	Ternium S.A. - ADR	100,576
24	United States Steel Corporation	435
		436,764

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 78

Defensive Strategies Fund

SHARES				FAIR VALUE
	TELECOMMUNICATIONS - 0.3%
7,020	Switch, Inc., Class A			$236,504

	WHOLESALE - CONSUMER STAPLES - 0.2%
1,115	Andersons, Inc. (The)			34,598
960	Bunge Ltd.			79,268
				113,866

	TOTAL COMMON STOCKS (Cost $36,108,919)			33,418,506

	EXCHANGE-TRADED FUND — 2.1%
	SPECIALTY - 2.1%
92,000	Invesco DB US Dollar Index Bearish Fund (a) (Cost $1,904,438)			1,574,120

	PRECIOUS METALS - PHYSICAL HOLDING — 13.5%
	PRECIOUS METAL - 13.5%
6,143	GOLD BARS - XAU BGN CURNCY (a) (Cost $7,240,876)			10,208,685

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	U.S. TREASURY INFLATION PROTECTED — 26.1%
3,009,355	United States Treasury Inflation Indexed Bonds	0.625	1/15/2024	$2,940,722
2,019,737	United States Treasury Inflation Indexed Bonds	2.375	1/15/2025	2,028,391
2,440,630	United States Treasury Inflation Indexed Bonds	2.000	1/15/2026	2,434,582
2,372,677	United States Treasury Inflation Indexed Bonds	2.375	1/15/2027	2,412,074
1,951,820	United States Treasury Inflation Indexed Bonds	0.500	1/15/2028	1,812,215
1,923,353	United States Treasury Inflation Indexed Bonds	1.750	1/15/2028	1,905,076
1,443,233	United States Treasury Inflation Indexed Bonds	0.875	1/15/2029	1,357,612
1,462,758	United States Treasury Inflation Indexed Bonds	2.500	1/15/2029	1,513,729
1,081,233	United States Treasury Inflation Indexed Bonds	0.125	1/15/1931	944,076
1,292,029	United States Treasury Inflation Indexed Bonds	2.125	2/15/1941	1,330,846
1,530,583	United States Treasury Inflation Indexed Bonds	0.125	2/15/1951	957,629
	TOTAL U.S. TREASURY INFLATION PROTECTED (Cost $22,148,043)			19,636,952

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 79

Defensive Strategies Fund

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENT — 9.2%
	MONEY MARKET FUND - 9.2%
6,935,593	Fidelity Government Portfolio, Class I, 2.73% (c) (Cost $6,935,593)	$6,935,593

	TOTAL INVESTMENTS - 100.3% (Cost $79,501,803)	$75,606,836
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(145,125)
	NET ASSETS - 100.0%	$75,461,711

ADR	American Depositary Receipt
LTD	Limited Company
NV	Naamloze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S/A	Société Anonyme

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 80

Strategic Growth Fund

SHARES		FAIR VALUE
	EXCHANGE-TRADED FUNDS — 55.7%
	EQUITY - 55.7%
117,306	Timothy Plan High Dividend Stock Enhanced ETF(a)	$2,627,995
328,756	Timothy Plan International ETF(a)	6,660,760
262,339	Timothy Plan US Large/Mid Cap Core Enhanced ETF(a)	6,117,220
99,923	Timothy Plan US Small Cap Core ETF(a)	2,768,247
	TOTAL EXCHANGE-TRADED FUNDS (Cost $20,191,542)	18,174,222

	OPEN END FUNDS — 41.5%
	EQUITY - 7.7%
273,782	Timothy Plan International Fund, Class A(a)	2,507,844

	FIXED INCOME - 24.7%
676,844	Timothy Plan Fixed Income Fund, Class A(a)	6,037,508
252,384	Timothy Plan High Yield Bond Fund, Class A(a)	2,013,994
		8,051,502
	MIXED ALLOCATION - 9.1%
237,989	Timothy Plan Defensive Strategies Fund, Class A(a)	2,979,619

	TOTAL OPEN END FUNDS (Cost $15,219,087)	13,538,965

	SHORT-TERM INVESTMENT — 2.9%
	MONEY MARKET FUND - 2.9%
949,678	Fidelity Government Portfolio, Class I, 2.73% (b) (Cost $949,678)	949,678

	TOTAL INVESTMENTS - 100.1% (Cost $36,360,307)	$32,662,865
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%	(38,581)
	NET ASSETS - 100.0%	$32,624,284

ETF	- Exchange-Traded Fund

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 81

Conservative Growth Fund

SHARES		FAIR VALUE
	EXCHANGE-TRADED FUNDS — 38.5%
	EQUITY - 38.5%
77,260	Timothy Plan High Dividend Stock Enhanced ETF(a)	$1,730,848
237,944	Timothy Plan International ETF(a)	4,820,864
280,086	Timothy Plan US Large/Mid Cap Core Enhanced ETF(a)	6,531,046
96,705	Timothy Plan US Small Cap Core ETF(a)	2,679,096
	TOTAL EXCHANGE-TRADED FUNDS (Cost $17,305,839)	15,761,854

	OPEN END FUNDS — 59.3%
	EQUITY - 5.2%
234,223	Timothy Plan International Fund, Class A(a)	2,145,482

	FIXED INCOME – 47.0%
1,854,326	Timothy Plan Fixed Income Fund, Class A(a)	16,540,774
340,411	Timothy Plan High Yield Bond Fund, Class A(a)	2,716,436
		19,257,210
	MIXED ALLOCATION - 7.1%
230,474	Timothy Plan Defensive Strategies Fund, Class A(a)	2,885,540

	TOTAL OPEN END FUNDS (Cost $27,470,149)	24,288,232

	SHORT-TERM INVESTMENT — 2.3%
	MONEY MARKET FUND - 2.3%
940,028	Fidelity Government Portfolio, Class I, 2.73% (b) (Cost $940,028)	940,028

	TOTAL INVESTMENTS – 100.1% (Cost $45,716,016)	$40,990,114
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(57,941)
	NET ASSETS - 100.0%	$40,932,173

ETF	Exchange-Traded Fund

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 82

Growth & Income Fund

SHARES		FAIR VALUE
	EXCHANGE-TRADED FUNDS — 57.8%
	EQUITY - 57.8%
295,000	Timothy Plan High Dividend Stock Enhanced ETF(a)	$6,608,855
140,000	Timothy Plan High Dividend Stock ETF(a)	3,924,746
	TOTAL EXCHANGE-TRADED FUNDS (Cost $10,895,105)	10,533,601

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	CORPORATE BONDS — 6.8%
	CHEMICALS — 0.8%
59,000	LYB International Finance BV	4.000	07/15/23	$58,647
85,000	Nutrien Ltd.	4.000	12/15/26	80,626
				139,273
	ELECTRIC UTILITIES — 0.9%
110,000	American Electric Power Company, Inc.	3.200	11/13/27	100,311
45,000	National Rural Utilities Cooperative Finance Corporation	2.950	02/07/24	43,968
22,000	WEC Energy Group, Inc.	3.550	06/15/25	21,021
				165,300
	GAS & WATER UTILITIES — 0.6%
110,000	NiSource, Inc.	3.490	05/15/27	101,104

	INSTITUTIONAL FINANCIAL SERVICES — 0.3%
55,000	Cboe Global Markets, Inc.	3.650	01/12/27	52,031

	OIL & GAS PRODUCERS — 2.0%
85,000	Columbia Pipeline Group, Inc.	4.500	06/01/25	83,224
200,000	Energy Transfer Operating, L.P.	5.250	04/15/29	188,045
115,000	Phillips 66 Company(b)	3.605	02/15/25	110,422
				381,691
	REAL ESTATE INVESTMENT TRUSTS — 1.0%
75,000	Digital Realty Trust, L.P.	3.700	08/15/27	69,517
120,000	Healthpeak Properties, Inc.	3.500	07/15/29	105,412
				174,929
	RETAIL - CONSUMER STAPLES — 0.4%
80,000	Dollar General Corporation	4.125	05/01/28	75,734

	TRANSPORTATION & LOGISTICS — 0.8%
55,000	Canadian Pacific Railway Company	2.900	02/01/25	52,295
110,000	CSX Corporation	3.250	06/01/27	101,297
				153,592

	TOTAL CORPORATE BONDS (Cost $1,352,383)			1,243,654

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 83

Growth & Income Fund

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	NON U.S. GOVERNMENT & AGENCIES — 0.6%
	LOCAL AUTHORITY — 0.6%
120,000	Province of Ontario Canada (Cost $120,896)	2.500	04/27/26	$111,843

	U.S. GOVERNMENT & AGENCIES — 11.4%
	AGENCY FIXED RATE — 11.4%
58,576	Fannie Mae Pool FM5537	2.000	01/01/36	51,695
41,327	Fannie Mae Pool MA4316	2.500	04/01/36	37,689
20,317	Fannie Mae Pool MA4329	2.000	05/01/36	17,930
65,235	Fannie Mae Pool MA4333	2.000	05/01/41	54,700
22,953	Fannie Mae Pool MA4475	2.500	10/01/41	19,705
67,848	Fannie Mae Pool MA4617	3.000	04/01/42	60,211
53,219	Fannie Mae Pool FM4053	2.500	08/01/50	45,168
56,621	Fannie Mae Pool CA8897	3.000	02/01/51	49,743
8,635	Fannie Mae Pool MA4258	3.500	02/01/51	7,830
21,871	Fannie Mae Pool FM6550	2.000	03/01/51	17,848
43,166	Fannie Mae Pool CB0855	3.000	06/01/51	37,812
75,406	Fannie Mae Pool FS1807	3.500	07/01/51	68,625
75,772	Fannie Mae Pool FS1704	4.000	05/01/52	70,928
55,536	Ginnie Mae I Pool 723248	5.000	10/15/39	56,051
57,602	Ginnie Mae I Pool 783403	3.500	09/15/41	53,608
48,813	Ginnie Mae II Pool MA3376	3.500	01/20/46	45,217
36,468	Ginnie Mae II Pool MA3596	3.000	04/20/46	32,833
31,392	Ginnie Mae II Pool MA3663	3.500	05/20/46	29,033
40,791	Ginnie Mae II Pool MA3736	3.500	06/20/46	37,707
13,836	Ginnie Mae II Pool MA4509	3.000	06/20/47	12,408
38,833	Ginnie Mae II Pool MA4652	3.500	08/20/47	35,828
36,783	Ginnie Mae II Pool MA4719	3.500	09/20/47	34,085
27,108	Ginnie Mae II Pool MA6092	4.500	08/20/49	26,136
21,384	Ginnie Mae II Pool MA6156	4.500	09/20/49	20,683
48,676	Ginnie Mae II Pool BN2662	3.000	10/20/49	43,185
22,603	Ginnie Mae II Pool MA6221	4.500	10/20/49	21,804
20,989	Ginnie Mae II Pool MA6478	5.000	02/20/50	20,846
24,861	Ginnie Mae II Pool MA6544	4.500	03/20/50	24,144
16,018	Ginnie Mae II Pool MA6545	5.000	03/20/50	15,942
108,900	Ginnie Mae II Pool MA6598	2.500	04/20/50	94,434
24,568	Ginnie Mae II Pool MA6600	3.500	04/20/50	22,562
22,300	Ginnie Mae II Pool MA6601	4.000	04/20/50	21,033
29,227	Ginnie Mae II Pool MA6603	5.000	04/20/50	29,014
52,439	Ginnie Mae II Pool MA7255	2.500	03/20/51	45,309

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 84

Growth & Income Fund

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
64,797	Ginnie Mae II Pool MA7419	3.000	06/20/51	$57,409
56,892	Ginnie Mae II Pool MA7472	2.500	07/20/51	49,132
72,070	Ginnie Mae II Pool CE1974	3.000	08/20/51	64,634
80,552	Ginnie Mae II Pool CE1990	2.500	09/20/51	69,446
74,549	Ginnie Mae II Pool MA7705	2.500	11/20/51	64,354
79,454	Ginnie Mae II Pool MA7768	3.000	12/20/51	70,384
62,574	Ginnie Mae II Pool MA7829	3.500	01/20/52	57,093
82,986	Ginnie Mae II Pool MA7939	4.000	03/20/52	77,658
87,816	Ginnie Mae II Pool MA7987	2.500	04/20/52	75,616
83,966	Ginnie Mae II Pool MA8098	3.000	06/20/52	74,369
115,000	Ginnie Mae II Pool MA8268	4.500	09/20/52	110,201
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,338,810)			2,068,567

SHARES		FAIR VALUE
	SHORT-TERM INVESTMENTS — 23.7%
	MONEY MARKET FUNDS - 1.2%
217,907	Fidelity Government Portfolio, Class I, 2.73% (c) (Cost $217,907)	217,907

PRINCIPAL AMOUNT ($)		COUPON RATE (%)	MATURITY	FAIR VALUE
	U.S.TREASURY NOTES — 22.5%
595,000	United States Treasury Note	2.250	11/15/24	570,944
800,000	United States Treasury Note	2.000	08/15/25	751,688
890,000	United States Treasury Note	0.625	07/31/26	778,716
820,000	United States Treasury Note	1.250	09/30/28	698,409
890,000	United States Treasury Note	1.250	08/15/31	719,196
445,000	United States Treasury Note	1.750	08/15/41	304,408
410,000	United States Treasury Note	2.000	08/15/51	280,081
	TOTAL U.S. TREASURY NOTES (Cost $4,619,098)			4,103,442

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,837,005)			4,321,349

	TOTAL INVESTMENTS - 100.3% (Cost $19,544,199)			$18,279,014
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%			(52,296)
	NET ASSETS - 100.0%			$18,226,718

ETF	Exchange-Traded Fund
LP	Limited Partnership
LTD	Limited Company
REIT	Real Estate Investment Trust

(a)	Investment in affiliate.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the total market value of 144A securities is $110,422 or 0.6% of net assets. Unless otherwise indicated, the security is not considered to be illiquid.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 85

Section 4 | Statements of Assets and Liabilities

SEPTEMBER 30, 2022

	AGGRESSIVE GROWTH FUND	INTERNATIONAL FUND	LARGE/MID CAP GROWTH FUND
ASSETS:
Investments, at cost	$34,859,301	$120,073,585	$82,468,569
Investments in affiliates, at cost	-	-	23,553,050
Investments, at value	$34,735,240	$116,147,801	$90,873,642
Investments in affiliates, at value	-	-	23,076,496
Cash	2,460	99,150	5,897
Dividends and interest receivable	24,901	262,347	111,162
Receivable for fund shares sold	44,859	93,935	78,444
Receivable for securities sold	-	-	-
Receivable for foreign tax reclaims	-	398,030	-
Prepaid expenses and other assets	10,281	21,197	12,788
Total Assets	34,817,741	117,022,460	114,158,429

LIABILITIES:
Payable for securities purchased	-	49,120	-
Payable for fund shares redeemed	13,107	171,055	806,525
Payable to service providers	16,836	45,633	39,055
Accrued advisory fees	23,436	97,305	65,253
Accrued 12b-1 fees	7,942	11,193	25,526
Accrued expenses and other liabilities	38,421	61,812	52,165
Total Liabilities	99,742	436,118	988,524
Net Assets	$34,717,999	$116,586,342	$113,169,905

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$33,953,057	$123,004,794	$95,117,033
Accumulated earnings (deficit)	764,942	(6,418,452)	18,052,872
Net Assets	$34,717,999	$116,586,342	$113,169,905

Class A
Net Assets	$27,982,634	$45,524,236	$82,626,867
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,323,469	4,972,199	8,558,087
Net Asset Value, offering price and redemption price per share	$8.42	$9.16	$9.65
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.91	$9.69	$10.21
Class C
Net Assets	$2,149,770	$1,492,412	$8,576,983
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	337,897	169,969	1,173,714
Net Asset Value, offering price and redemption price per share	$6.36	$8.78	$7.31
Minimum Redemption Price Per Share (NAV * 0.99)	$6.30	$8.69	$7.24
Class I
Net Assets	$4,585,595	$69,569,694	$21,966,055
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	528,960	7,567,775	2,210,443
Net Asset Value, offering price and redemption price per share	$8.67	$9.19	$9.94

STATEMENTS OF ASSETS LIABILITIES

ANNUAL REPORT | 86

	SMALL CAP VALUE FUND	LARGE/MID CAP VALUE FUND	FIXED INCOME FUND
ASSETS:
Investments, at cost	$141,674,739	$168,608,863	$125,120,830
Investments in affiliates, at cost	14,834,080	54,728,199	-
Investments, at value	$124,560,381	$187,715,185	$109,583,920
Investments in affiliates, at value	16,068,204	54,376,578	-
Cash	-	-	-
Dividends and interest receivable	163,135	105,738	567,679
Receivable for fund shares sold	62,078	120,029	82,469
Receivable for securities sold	62,814	-	1,293,757
Receivable for foreign tax reclaims	-	-	-
Prepaid expenses and other assets	43,229	59,431	24,030
Total Assets	140,959,841	242,376,961	111,551,855

LIABILITIES:
Payable for securities purchased	498,479	-	-
Payable for fund shares redeemed	51,634	529,283	31,865
Payable to service providers	47,714	65,206	26,589
Accrued advisory fees	87,398	130,912	39,505
Accrued 12b-1 fees	23,563	43,013	23,898
Accrued expenses and other liabilities	47,468	40,317	42,031
Total Liabilities	756,256	808,731	163,888
Net Assets	$140,203,585	$241,568,230	$111,387,967

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$146,607,452	$208,451,349	$129,597,245
Accumulated earnings (deficit)	(6,403,867)	33,116,881	(18,209,278)
Net Assets	$140,203,585	$241,568,230	$111,387,967

Class A
Net Assets	$88,234,215	$147,928,326	$81,218,941
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,522,256	7,822,774	9,107,558
Net Asset Value, offering price and redemption price per share	$15.98	$18.91	$8.92
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$16.91	$20.01	$9.34	*

Class C
Net Assets	$5,746,876	$13,695,219	$8,860,568
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	571,253	993,899	1,035,161
Net Asset Value, offering price and redemption price per share	$10.06	$13.78	$8.56
Minimum Redemption Price Per Share (NAV * 0.99)	$9.96	$13.64	$8.47

Class I
Net Assets	$46,222,494	$79,944,685	$21,308,458
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,840,745	4,169,723	2,412,236
Net Asset Value, offering price and redemption price per share	$16.27	$19.17	$8.83

STATEMENTS OF ASSETS LIABILITIES

ANNUAL REPORT | 87

	HIGH YIELD BOND FUND		ISRAEL COMMON VALUES FUND	DEFENSIVE STRATEGIES FUND
ASSETS:
Investments, at cost	$162,011,519		$60,922,346	$72,260,927
Investments in affiliates, at cost	-		-	-
Investments, at value	$135,095,485		$100,812,259	$65,398,151
Investments in affiliates, at value	-		-	-
Gold Investments, at fair value (Cost $7,240,876)	-		-	10,208,685
Dividends and interest receivable	2,398,743		106,706	168,500
Receivable for fund shares sold	91,358		155,239	65,978
Receivable for foreign tax reclaims	-		-	3,778
Prepaid expenses and other assets	90,380		16,779	21,870
Total Assets	137,675,966		101,090,983	75,866,962

LIABILITIES:
Payable for securities purchased	-		-	244,979
Payable for fund shares redeemed	312,392		83,245	27,398
Payable to service providers	74,860		9,826	32,306
Accrued advisory fees	58,645		91,405	35,732
Accrued 12b-1 fees	16,247		21,447	11,244
Accrued expenses and other liabilities	18,210		32,057	53,592
Total Liabilities	480,354		237,980	405,251
Net Assets	$137,195,612		$100,853,003	$75,461,711

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$164,176,877		$66,507,322	$76,130,647
Accumulated earnings (deficit)	(26,981,265)		34,345,681	(668,936)
Net Assets	$137,195,612		$100,853,003	$75,461,711

Class A
Net Assets	$67,765,533		$53,800,406	$45,313,355
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,491,673		2,490,095	3,620,399
Net Asset Value, offering price and redemption price per share	$7.98		$21.61	$12.52
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.36	*	$22.87	$13.25

Class C
Net Assets	$2,336,923		$10,262,867	$4,879,534
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	287,688		507,478	414,902
Net Asset Value, offering price and redemption price per share	$8.12		$20.22	$11.76
Minimum Redemption Price Per Share (NAV * 0.99)	$8.04		$20.02	$11.64

Class I
Net Assets	$67,093,156		$36,789,730	$25,268,822
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,405,124		1,681,553	2,014,482
Net Asset Value, offering price and redemption price per share	$7.98		$21.88	$12.54

STATEMENTS OF ASSETS LIABILITIES

ANNUAL REPORT | 88

	STRATEGIC GROWTH FUND	CONSERVATIVE GROWTH FUND	GROWTH & INCOME FUND
ASSETS:
Investments, at cost	$949,678	$940,028	$8,649,094
Investments in affiliates, at cost	35,410,629	44,775,988	10,895,105
Investments, at value	$949,678	$940,028	$7,745,413
Investments in affiliates, at value	31,713,187	40,050,086	10,533,601
Gold Investments, at fair value (Cost $7,240,876)	-	-	-
Dividends and interest receivable	1,809	1,976	37,184
Receivable for fund shares sold	5,866	2,108	5,394
Receivable for foreign tax reclaims	-	-	-
Prepaid expenses and other assets	11,456	28,838	11,400
Total Assets	32,681,996	41,023,036	18,332,992

LIABILITIES:
Payable for securities purchased	-	-	59,808
Payable for fund shares redeemed	2,211	16,281	6,563
Payable to service providers	15,000	28,094	8,162
Accrued advisory fees	11,970	17,473	4,447
Accrued 12b-1 fees	1,208	2,175	4,584
Accrued expenses and other liabilities	27,323	26,840	22,710
Total Liabilities	57,712	90,863	106,274
Net Assets	$32,624,284	$40,932,173	$18,226,718

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$34,013,425	$43,606,574	$18,677,347
Accumulated earnings (deficit)	(1,389,141)	(2,674,401)	(450,629)
Net Assets	$32,624,284	$40,932,173	$18,226,718

Class A
Net Assets	$29,944,095	$37,037,058	$13,150,188
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,413,202	3,865,497	1,233,263
Net Asset Value, offering price and redemption price per share	$8.77	$9.58	$10.66
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.28	$10.14	$11.28

Class C
Net Assets	$2,680,189	$3,895,115	$1,922,969
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	355,425	465,925	187,623
Net Asset Value, offering price and redemption price per share	$7.54	$8.36	$10.25
Minimum Redemption Price Per Share (NAV * 0.99)	$7.46	$8.28	$10.15

Class I
Net Assets	$-	$-	$3,153,561
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	-	-	293,617
Net Asset Value, offering price and redemption price per share	$-	$-	$10.74

STATEMENTS OF ASSETS LIABILITIES

ANNUAL REPORT | 89

Section 5 | Statements of Operations

FOR THE YEAR ENDED SEPTEMBER 30, 2022

	AGGRESSIVE GROWTH FUND	INTERNATIONAL FUND	LARGE/MID CAP GROWTH FUND
Investment Income:
Interest income	$13,915	$35,565	$41,852
Dividend Income	267,489	3,966,602	1,036,754
Dividend income from affiliated investments	-	-	215,625
Reclaims Receivable	-	197,902	-
Foreign tax withheld	-	(810,978)	(6,729)
Total Investment Income	281,404	3,389,091	1,287,502

Operating Expenses:
Investment advisory fees	387,272	1,331,411	1,153,064
12b-1 Fees:
Class A	85,655	138,312	242,638
Class C	26,913	19,935	106,548
Administration fees	97,932	267,552	265,706
Registration fees	42,060	53,610	58,422
Printing expenses	29,902	55,222	51,922
Non 12b-1 shareholder service fees	21,217	143,462	78,352
Audit fees	14,702	14,794	14,566
Custody fees	10,959	22,642	21,569
Compliance officer fees	10,228	10,545	12,195
Trustees' fees	4,752	35,896	21,820
Insurance expenses	2,401	5,509	6,678
Miscellaneous expenses	9,555	7,295	7,836
Total Operating Expenses	743,548	2,106,185	2,041,316
Less: Expenses waived by Advisor for Affiliated Holdings	-	-	(202,624)
Less: Expenses waived by Advisor	(45,561)	(66,571)	(67,865)
Net Operating Expenses	697,987	2,039,614	1,770,827

Net Investment Income (Loss)	(416,583)	1,349,477	(483,325)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on
investments	2,412,528	(3,060,089)	7,858,820
foreign currency transactions	-	142	35
and affiliated investments	-	-	4,843,924
Capital gain dividends from REITs	-	-	-
Net change in unrealized appreciation (depreciation) on investments	(15,341,328)	(41,656,086)	(32,333,049)
affiliated investments	-	-	(6,870,803)
and foreign currency translations	-	(47)	(45)
Net Realized and Unrealized Loss on Investments	(12,928,800)	(44,716,080)	(26,501,118)

Net Decrease in Net Assets Resulting From Operations	$(13,345,383)	$(43,366,603)	$(26,984,443)

STATEMENTS OF OPERATIONS

ANNUAL REPORT | 90

	SMALL CAP VALUE FUND	LARGE/MID CAP VALUE FUND	FIXED INCOME FUND
Investment Income:
Interest income	$12,932	$60,080	$2,271,394
Dividend Income	2,690,378	3,099,918	-
Dividend income from affiliated investments	211,981	945,780	-
Reclaims Receivable	-	-	-
Foreign tax withheld	-	(7,225)	-
Total Investment Income	2,915,291	4,098,553	2,271,394

Operating Expenses:
Investment advisory fees	1,381,034	2,264,756	729,804
12b-1 Fees:
Class A	252,726	416,314	223,993
Class C	70,888	159,484	103,462
Administration fees	317,752	491,043	217,875
Registration fees	74,004	80,804	33,684
Printing expenses	75,154	90,430	34,910
Non 12b-1 shareholder service fees	62,138	139,072	99,290
Audit fees	14,469	14,834	14,640
Custody fees	26,298	29,737	19,098
Compliance officer fees	7,294	19,037	9,870
Trustees' fees	25,613	28,758	14,000
Insurance expenses	8,138	12,814	5,851
Miscellaneous expenses	7,677	6,679	2,983
Total Operating Expenses	2,323,185	3,753,762	1,509,460
Less: Expenses waived by Advisor for Affiliated Holdings	(150,017)	(488,193)	-
Less: Expenses waived by Advisor	(79,214)	(133,291)	(243,268)
Net Operating Expenses	2,093,954	3,132,278	1,266,192

Net Investment Income (Loss)	821,337	966,275	1,005,202

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on
investments	11,989,881	8,418,473	(1,094,738)
foreign currency transactions	-	-	-
and affiliated investments	-	7,970,147	-
Capital gain dividends from REITs	145,929	3,114	-
Net change in unrealized appreciation (depreciation) on investments	(39,655,942)	(31,853,876)	(17,624,089)
affiliated investments	(3,105,784)	(12,506,964)	-
and foreign currency translations	-	-	-
Net Realized and Unrealized Loss on Investments	(30,625,916)	(27,969,106)	(18,718,827)

Net Decrease in Net Assets Resulting From Operations	$(29,804,579)	$(27,002,831)	$(17,713,625)

STATEMENTS OF OPERATIONS

ANNUAL REPORT | 91

	HIGH YIELD BOND FUND	ISRAEL COMMON VALUES FUND	DEFENSIVE STRATEGIES FUND
Investment Income:
Interest income	$8,038,964	$17,816	$1,465,420
Dividend Income	12,057	3,094,327	1,115,727
Dividend income from affiliated investments	-	-	-
Foreign tax withheld	-	(748,905)	(44,417)
Total Investment Income	8,051,021	2,363,238	2,536,730

Operating Expenses:
Investment advisory fees	860,419	1,231,241	442,488
12b-1 fees:
Class A	191,309	156,142	117,061
Class C	29,494	126,988	44,239
Administration fees	255,100	224,700	178,407
Non 12b-1 shareholder service fees	119,986	68,062	61,733
Registration fees	68,514	58,133	48,671
Printing expenses	63,682	59,780	35,220
Custody fees	20,230	111,968	53,581
Miscellaneous expenses	17,527	4,550	3,956
Trustees' fees	14,584	12,202	12,079
Audit fees	13,904	12,939	12,741
Compliance officer fees	11,405	8,729	5,577
Insurance expenses	5,769	4,377	2,920
Total Operating Expenses	1,671,923	2,079,811	1,018,673
Less: Expenses waived by Advisor for Affiliated Holdings	-	-	-
Less: Expenses waived by Advisor	(124,946)	-	(36,874)
Net Operating Expenses	1,546,977	2,079,811	981,799

Net Investment Income	6,504,044	283,427	1,554,931

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	784,476	(2,694,366)	2,824,398
foreign currency transactions	-	(44,840)	(6,515)
and affiliated investments	-	-	-
Capital gain dividends from REITs	-	-	73,885
Net change in unrealized appreciation (depreciation) on investments	(31,248,562)	(13,149,791)	(11,288,018)
affiliated investments	-	-	-
alternative investments	-	-	(588,019)
and foreign currency translations	-	(648)	(496)
Net Realized and Unrealized Loss on Investments	(30,464,086)	(15,889,645)	(8,984,765)

Net Decrease in Net Assets Resulting From Operations	$(23,960,042)	$(15,606,218)	$(7,429,834)

STATEMENTS OF OPERATIONS

ANNUAL REPORT | 92

	STRATEGIC GROWTH FUND	CONSERVATIVE GROWTH FUND	GROWTH & INCOME FUND
Investment Income:
Interest income	$7,396	$7,203	$154,331
Dividend Income	-	-	-
Dividend income from affiliated investments	623,419	707,118	285,919
Foreign tax withheld	-	-	-
Total Investment Income	630,815	714,321	440,250

Operating Expenses:
Investment advisory fees	245,270	314,615	169,395
12b-1 fees:
Class A	-	-	37,384
Class C	22,545	36,849	21,561
Administration fees	84,180	95,550	64,185
Non 12b-1 shareholder service fees	14,337	13,229	13,610
Registration fees	21,885	29,634	27,610
Printing expenses	15,926	18,651	10,207
Custody fees	7,145	7,934	7,748
Miscellaneous expenses	4,253	3,288	6,876
Trustees' fees	4,887	6,944	2,892
Audit fees	12,775	12,512	13,038
Compliance officer fees	2,917	149	2,091
Insurance expenses	2,521	3,981	764
Total Operating Expenses	438,641	543,336	377,361
Less: Expenses waived by Advisor for Affiliated Holdings	-	-	(85,876)
Less: Expenses waived by Advisor	-	-	(29,901)
Net Operating Expenses	438,641	543,336	261,584

Net Investment Income	192,174	170,985	178,666

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	-	-	(148,656)
foreign currency transactions	-	-	-
and affiliated investments	2,361,108	2,241,593	1,130,502
Capital gain dividends from REITs	-	-	-
Net change in unrealized appreciation (depreciation) on investments	-	-	(1,029,738)
affiliated investments	(8,683,199)	(9,647,239)	(1,830,532)
alternative investments	-	-	-
and foreign currency translations	-	-	-
Net Realized and Unrealized Loss on Investments	(6,322,091)	(7,405,646)	(1,878,424)

Net Decrease in Net Assets Resulting From Operations	$(6,129,917)	$(7,234,661)	$(1,699,758)

STATEMENTS OF OPERATIONS

ANNUAL REPORT | 93

Section 6 | Statements of Changes in Net Assets

	AGGRESSIVE GROWTH FUND		INTERNATIONAL FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$(416,583)	$(549,424)	$1,349,477	$376,485
Net realized gain (loss) from investments and foreign currency transactions	2,412,528	4,965,183	(3,059,947)	3,800,568
Capital gain dividends from REITs	-	762	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(15,341,328)	7,354,050	(41,656,133)	21,845,405
Net increase (decrease) in net assets resulting from operations	(13,345,383)	11,770,571	(43,366,603)	26,022,458

Distributions to Shareholders:
Total distributions paid
Class A	(3,166,804)	(1,759,027)	(270,831)	-
Class C	(319,674)	(179,742)	-	-
Class I	(1,078,951)	(311,960)	(517,840)	-
Total dividends and distributions to shareholders	(4,565,429)	(2,250,729)	(788,671)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,798,763	10,261,986	12,160,604	15,219,293
Class C	472,219	822,801	284,468	399,937
Class I	4,132,982	11,257,925	35,654,044	43,620,770
Reinvestment of dividends and distributions
Class A	3,076,335	1,710,650	237,790	-
Class C	314,956	177,642	-	-
Class I	1,017,533	292,104	347,901	-
Cost of shares redeemed
Class A	(6,520,183)	(11,786,611)	(10,240,838)	(16,161,405)
Class C	(371,290)	(891,732)	(494,212)	(746,545)
Class I	(9,190,149)	(4,771,795)	(13,721,678)	(19,797,614)
Net increase (decrease) in net assets from share transactions of beneficial interest	(268,834)	7,072,970	24,228,079	22,534,436

Total Increase (Decrease) in Net Assets	(18,179,646)	16,592,812	(19,927,195)	48,556,894

Net Assets:
Beginning of year	52,897,645	36,304,833	136,513,537	87,956,643
End of year	$34,717,999	$52,897,645	$116,586,342	$136,513,537

Share Activity:
Shares Sold
Class A	645,706	878,326	1,074,374	1,230,383
Class C	57,410	88,276	24,476	33,623
Class I	361,658	932,116	3,086,411	3,540,045
Shares Reinvested
Class A	261,372	159,724	18,947	-
Class C	35,191	21,098	-	-
Class I	84,094	26,676	27,677	-
Shares Redeemed
Class A	(609,956)	(1,066,906)	(888,203)	(1,361,302)
Class C	(48,564)	(96,564)	(43,694)	(65,127)
Class I	(859,288)	(387,181)	(1,204,533)	(1,627,542)
Net increase (decrease) in shares of beneficial interest outstanding	(72,377)	555,565	2,095,455	1,750,080

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 94

	LARGE/MID CAP GROWTH FUND		SMALL CAP VALUE FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$(483,325)	$(732,152)	$821,337	$650,037
Net realized gain (loss) from investments and foreign currency transactions	12,702,779	9,497,692	11,989,881	20,016,550
Capital gain dividends from REITs	-	-	145,929	68,869
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(39,203,897)	22,105,166	(42,761,726)	36,449,930
Net increase (decrease) in net assets resulting from operations	(26,984,443)	30,870,706	(29,804,579)	57,185,386

Distributions to Shareholders:
Total distributions paid
Class A	(6,125,923)	(1,333,781)	(9,637,804)	(145,591)
Class C	(919,025)	(201,076)	(983,809)	-
Class I	(1,710,601)	(437,156)	(5,204,941)	(235,809)
Total dividends and distributions to shareholders	(8,755,549)	(1,972,013)	(15,826,554)	(381,400)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	22,960,254	19,629,181	14,285,397	14,073,350
Class C	1,737,733	2,201,953	1,136,844	1,321,147
Class I	24,914,569	15,853,873	16,782,944	24,763,371
Reinvestment of dividends and distributions
Class A	5,942,037	1,294,897	9,252,978	139,050
Class C	893,579	196,543	965,184	-
Class I	1,548,553	406,909	4,805,204	189,231
Cost of shares redeemed
Class A	(17,431,366)	(16,164,437)	(12,852,757)	(19,125,740)
Class C	(1,860,539)	(2,014,066)	(1,306,981)	(2,250,567)
Class I	(24,237,143)	(14,322,410)	(16,626,684)	(21,788,455)
Net increase (decrease) in net assets from share transactions of beneficial interest	14,467,677	7,082,443	16,442,129	(2,678,613)

Total Increase (Decrease) in Net Assets	(21,272,315)	35,981,136	(29,189,004)	54,125,373

Net Assets:
Beginning of year	134,442,220	98,461,084	169,392,589	115,267,216
End of year	$113,169,905	$134,442,220	$140,203,585	$169,392,589

Share Activity:
Shares Sold
Class A	1,963,175	1,701,127	766,831	705,641
Class C	185,900	247,285	88,010	99,030
Class I	2,023,305	1,385,905	859,880	1,236,880
Shares Reinvested
Class A	458,845	122,045	461,955	8,089
Class C	90,627	23,708	76,059	-
Class I	116,433	37,469	236,012	10,183
Shares Redeemed
Class A	(1,506,365)	(1,433,860)	(661,742)	(992,273)
Class C	(210,222)	(229,790)	(107,700)	(183,375)
Class I	(2,034,559)	(1,257,328)	(848,425)	(1,114,591)
Net increase (decrease) in shares of beneficial interest outstanding	1,087,139	596,561	870,880	(230,416)

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 95

	LARGE/MID CAP VALUE FUND		FIXED INCOME FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$966,275	$(42,843)	$1,005,202	$340,238
Net realized gain (loss) from investments and foreign currency transactions	16,388,620	17,909,400	(1,094,738)	724,416
Capital gain dividends from REITs	3,114	13,632	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(44,360,840)	36,411,327	(17,624,089)	(3,838,709)
Net increase (decrease) in net assets resulting from operations	(27,002,831)	54,291,516	(17,713,625)	(2,774,055)

Distributions to Shareholders:
Total distributions paid
Class A	(7,549,688)	(4,723,162)	(962,214)	(1,095,468)
Class C	(979,388)	(629,087)	(57,666)	(31,078)
Class I	(3,830,408)	(1,718,701)	(341,148)	(272,172)
Total dividends and distributions to shareholders	(12,359,484)	(7,070,950)	(1,361,028)	(1,398,718)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	30,609,409	22,929,759	18,885,674	26,437,486
Class C	2,753,183	2,286,681	1,105,757	4,820,492
Class I	52,851,310	37,132,392	30,558,230	15,917,543
Reinvestment of dividends and distributions
Class A	7,176,779	4,496,466	869,034	1,002,964
Class C	944,691	603,732	44,199	23,671
Class I	3,624,620	1,579,911	295,153	231,009
Cost of shares redeemed
Class A	(26,834,180)	(29,756,516)	(21,295,182)	(19,027,079)
Class C	(2,568,862)	(4,891,508)	(2,050,201)	(2,466,111)
Class I	(41,124,442)	(19,841,245)	(24,293,736)	(10,362,221)
Net increase (decrease) in net assets from share transactions of beneficial interest	27,432,508	14,539,672	4,118,928	16,577,754

Total Increase (Decrease) in Net Assets	(11,929,807)	61,760,238	(14,955,725)	12,404,981

Net Assets:
Beginning of year	253,498,037	191,737,799	126,343,692	113,938,711
End of year	$241,568,230	$253,498,037	$111,387,967	$126,343,692

Share Activity:
Shares Sold
Class A	1,417,264	1,118,061	1,911,750	2,484,863
Class C	169,511	146,472	114,172	473,801
Class I	2,393,106	1,743,744	3,122,628	1,511,851
Shares Reinvested
Class A	313,123	237,030	92,242	95,205
Class C	56,232	42,427	4,850	2,355
Class I	156,234	82,459	31,359	22,100
Shares Redeemed
Class A	(1,247,185)	(1,492,161)	(2,150,743)	(1,786,331)
Class C	(161,301)	(326,823)	(216,378)	(241,630)
Class I	(1,892,940)	(998,773)	(2,519,843)	(987,793)
Net increase (decrease) in shares of beneficial interest outstanding	1,204,044	552,436	390,037	1,574,421

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 96

	HIGH YIELD BOND FUND		ISRAEL COMMON VALUES FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$6,504,044	$4,451,608	$283,427	$(446,419)
Net realized gain (loss) from investments and foreign currency transactions	784,476	1,339,672	(2,739,206)	779,525
Capital gain dividends from REITs	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(31,248,562)	4,545,311	(13,150,439)	34,790,289
Net increase (decrease) in net assets resulting from operations	(23,960,042)	10,336,591	(15,606,218)	35,123,395

Distributions to Shareholders:
Total distributions paid
Class A	(3,718,716)	(2,251,965)	-	-
Class C	(114,907)	(89,077)	-	-
Class I	(3,044,420)	(2,180,847)	-	-
Total dividends and distributions to shareholders	(6,878,043)	(4,521,889)	-	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	43,968,574	26,411,790	13,848,947	12,218,199
Class C	844,628	1,212,283	2,187,797	1,648,189
Class I	82,264,598	50,130,344	26,289,974	17,632,057
Reinvestment of dividends and distributions
Class A	3,368,274	2,008,049	-	-
Class C	110,779	86,707	-	-
Class I	2,211,923	1,658,971	-	-
Cost of shares redeemed
Class A	(27,111,540)	(13,406,616)	(9,733,404)	(9,390,476)
Class C	(1,124,126)	(761,780)	(2,581,546)	(2,519,410)
Class I	(73,002,858)	(15,941,614)	(28,575,652)	(9,491,711)
Net increase (decrease) in net assets from share transactions of beneficial interest	31,530,252	51,398,134	1,436,116	10,096,848

Total Increase (Decrease) in Net Assets	692,167	57,212,836	(14,170,102)	45,220,243

Net Assets:
Beginning of year	136,503,445	79,290,609	115,023,105	69,802,862
End of year	$137,195,612	$136,503,445	$100,853,003	$115,023,105

Share Activity:
Shares Sold
Class A	4,614,615	2,690,563	542,485	551,098
Class C	87,645	121,685	89,184	77,687
Class I	9,130,532	5,082,748	992,186	799,074
Shares Reinvested
Class A	381,666	204,598	-	-
Class C	12,351	8,691	-	-
Class I	252,153	168,803	-	-
Shares Redeemed
Class A	(2,983,722)	(1,379,460)	(387,283)	(439,335)
Class C	(123,685)	(77,099)	(109,454)	(126,867)
Class I	(7,952,995)	(1,616,588)	(1,116,899)	(427,214)
Net increase (decrease) in shares of beneficial interest outstanding	3,418,560	5,203,941	10,219	434,443

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 97

	DEFENSIVE STRATEGIES FUND		STRATEGIC GROWTH FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$1,554,931	$395,652	$192,174	$85,467
Net realized gain (loss) from investments and foreign currency transactions	2,817,883	1,565,378	2,361,108	1,998,299
Capital gain dividends from REITs	73,885	38,438	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(11,876,533)	3,625,027	(8,683,199)	4,426,668
Net increase (decrease) in net assets resulting from operations	(7,429,834)	5,624,495	(6,129,917)	6,510,434

Distributions to Shareholders:
Total distributions paid
Class A	(228,420)	-	(1,761,432)	(1,165,888)
Class C	-	-	(157,484)	(98,452)
Class I	(110,752)	-	-	-
Total dividends and distributions to shareholders	(339,172)	-	(1,918,916)	(1,264,340)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	18,091,026	13,192,053	3,552,656	4,181,203
Class C	2,626,397	1,269,492	649,841	625,855
Class I	33,004,917	12,525,965	0	0
Reinvestment of dividends and distributions
Class A	204,444	-	1,721,067	1,140,481
Class C	-	-	156,745	98,074
Class I	102,358	-	-	-
Cost of shares redeemed
Class A	(9,343,406)	(6,804,176)	(5,687,137)	(4,732,445)
Class C	(610,355)	(663,983)	(417,642)	(865,233)
Class I	(19,324,283)	(3,917,640)	-	-
Net increase (decrease) in net assets from share transactions of beneficial interest	24,751,098	15,601,711	(24,470)	447,935

Total Increase (Decrease) in Net Assets	16,982,092	21,226,206	(8,073,303)	5,694,029

Net Assets:
Beginning of year	58,479,619	37,253,413	40,697,587	35,003,558
End of year	$75,461,711	$58,479,619	$32,624,284	$40,697,587

Share Activity:
Shares Sold
Class A	1,286,505	1,001,465	354,853	388,876
Class C	196,058	99,773	73,324	66,790
Class I	2,328,285	950,790	-	0
Shares Reinvested
Class A	14,740	-	162,212	112,807
Class C	-	-	17,093	11,082
Class I	7,380	-	-	-
Shares Redeemed
Class A	(664,053)	(528,846)	(560,494)	(446,881)
Class C	(47,132)	(54,213)	(47,405)	(94,445)
Class I	(1,410,020)	(304,722)	-	-
Net increase (decrease) in shares of beneficial interest outstanding	1,711,763	1,164,247	(417)	38,229

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 98

	CONSERVATIVE GROWTH FUND		GROWTH AND INCOME FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net investment income (loss)	$170,985	$61,729	$178,666	$92,861
Net realized gain (loss) from investments and foreign currency transactions	2,241,593	2,207,288	981,846	667,461
Capital gain dividends from REITs	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(9,647,239)	3,541,820	(2,860,270)	2,014,597
Net increase (decrease) in net assets resulting from operations	(7,234,661)	5,810,837	(1,699,758)	2,774,919

Distributions to Shareholders:
Total distributions paid
Class A	(1,825,573)	(1,105,678)	(210,548)	(116,254)
Class C	(241,602)	(119,253)	(17,407)	(2,105)
Class I	-	-	(48,672)	(23,691)
Total dividends and distributions to shareholders	(2,067,175)	(1,224,931)	(276,627)	(142,050)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	5,574,779	6,236,902	3,439,486	1,972,327
Class C	1,088,995	1,394,069	544,945	467,983
Class I	0	0	3,133,878	1,060,966
Reinvestment of dividends and distributions
Class A	1,763,564	1,064,304	197,107	107,423
Class C	233,389	115,430	17,139	2,043
Class I	-	-	45,237	21,449
Cost of shares redeemed
Class A	(8,140,008)	(6,830,283)	(3,283,823)	(3,211,912)
Class C	(1,934,133)	(1,177,101)	(372,602)	(522,375)
Class I	-	-	(1,717,298)	(1,448,464)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,413,414)	803,321	2,004,069	(1,550,560)

Total Increase (Decrease) in Net Assets	(10,715,250)	5,389,227	27,684	1,082,309

Net Assets:
Beginning of year	51,647,423	46,258,196	18,199,034	17,116,725
End of year	$40,932,173	$51,647,423	$18,226,718	$18,199,034

Share Activity:
Shares Sold
Class A	504,674	542,123	283,962	169,337
Class C	114,455	138,897	47,121	42,191
Class I	-	0	257,713	91,596
Shares Reinvested
Class A	155,516	95,883	16,679	9,139
Class C	23,433	11,719	1,485	181
Class I	-	-	3,830	1,813
Shares Redeemed
Class A	(753,775)	(592,797)	(275,448)	(285,347)
Class C	(206,214)	(116,026)	(32,396)	(47,530)
Class I	-	-	(142,912)	(124,851)
Net increase (decrease) in shares of beneficial interest outstanding	(161,911)	79,799	160,034	(143,471)

STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT | 99

Section 7 | Financial Highlights

Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.53	$9.92	$7.87	$9.27	$8.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.14)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	(2.95)	3.39	2.14	(0.81)	1.26
Total from investment operations	(3.04)	3.25	2.05	(0.88)	1.17

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.64)	-	(0.52)	-
Return of Capital	-	-	-	(0.00)*	-
Total distributions	(1.07)	(0.64)	-	(0.52)	-

Net asset value, end of year	$8.42	$12.53	$9.92	$7.87	$9.27

Total return (B)(C)	(26.66)%	33.89%	26.05%	(8.72)%	14.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$27,983	$37,917	$30,316	$21,802	$25,926
Ratios to average net assets
Expenses, before waiver and reimbursement	1.62%	1.60%	1.71%	1.64%	1.73%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.61%	1.56%	1.63%
Net investment loss, before waiver and reimbursement	(1.00)%	(1.30)%	(1.19)%	(0.91)%	(1.16)%
Net investment loss, net waiver and reimbursement (D)	(0.90)%	(1.20)%	(1.09)%	(0.82)%	(1.06)%
Portfolio turnover rate	46%	46%	96%	77%	85%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 100

Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$9.79	$7.93	$6.34	$7.64	$6.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)	(0.18)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(2.23)	2.68	1.71	(0.67)	1.04
Total from investment operations	(2.36)	2.50	1.59	(0.78)	0.91

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.64)	-	(0.52)	-
Return of Capital	-	-	-	(0.00)*	-
Total distributions	(1.07)	(0.64)	-	(0.52)	-

Net asset value, end of year	$6.36	$9.79	$7.93	$6.34	$7.64

Total return (B)(C)	(27.23)%	32.87%	25.08%	(9.33)%	13.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$2,150	$2,877	$2,230	$2,433	$4,358
Ratios to average net assets
Expenses, before waiver and reimbursement	2.37%	2.35%	2.46%	2.39%	2.48%
Expenses, net waiver and reimbursement (D)	2.27%	2.25%	2.36%	2.31%	2.38%
Net investment loss, before waiver and reimbursement	(1.75)%	(2.05)%	(1.92)%	(1.73)%	(1.91)%
Net investment loss, net waiver and reimbursement (D)	(1.65)%	(1.95)%	(1.82)%	(1.64)%	(1.81)%
Portfolio turnover rate	46%	56%	96%	77%	85%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 101

Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.84	$10.13	$8.02	$9.41	$8.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.12)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.01)	3.47	2.19	(0.82)	1.27
Total from investment operations	(3.10)	3.35	2.11	(0.87)	1.20

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.64)	-	(0.52)	-
Return of Capital	-	-	-	(0.00)*	-
Total distributions	(1.07)	(0.64)	-	(0.52)	-

Net asset value, end of year	$8.67	$12.84	$10.13	$8.02	$9.41

Total return (B)	(26.48)%	34.19%	26.31%	(8.48)%	14.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$4,586	$12,104	$3,759	$1,233	$1,273
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.35%	1.46%	1.39%	1.48%
Expenses, net waiver and reimbursement (D)	1.34%	1.25%	1.36%	1.31%	1.38%
Net investment loss, before waiver and reimbursement	(0.85)%	(1.05)%	(1.02)%	(0.67)%	(0.91)%
Net investment loss, net waiver and reimbursement (D)	(0.75)%	(0.95)%	(0.92)%	(0.57)%	(0.81)%
Portfolio turnover rate	46%	56%	96%	77%	85%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 102

International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.84	$9.92	$9.09	$9.74	$9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.10	0.02	(0.03)	0.09	0.11
Net realized and unrealized gain (loss) on investments	(3.72)	2.90	0.94	(0.64)	(0.02)
Total from investment operations	(3.62)	2.92	0.91	(0.55)	0.09

LESS DISTRIBUTIONS:
From net investment income	(0.06)	-	(0.08)	(0.10)	(0.21)
Return of Capital	-	-	0.00 *	-	-
Total distributions	(0.06)	-	(0.08)	(0.10)	(0.21)

Net asset value, end of year	$9.16	$12.84	$9.92	$9.09	$9.74

Total return (B)(C)	(28.33)%	29.44%	10.00%	(5.55)%	0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$45,524	$61,220	$48,608	$58,397	$70,790
Ratios to average net assets
Expenses, before waiver and reimbursement	1.72%	1.63%	1.76%	1.71%	1.71%
Expenses, net waiver and reimbursement (D)	1.67%	1.58%	1.71%	1.67%	1.66%
Net investment income (loss) before waiver and reimbursement	0.79%	0.13%	(0.38)%	0.96%	1.05%
Net investment income (loss), net waiver and reimbursement (D)	0.84%	0.18%	(0.33)%	1.01%	1.10%
Portfolio turnover rate	7%	17%	25%	27%	19%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 103

International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.35	$9.62	$8.80	$9.41	$9.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.00 *	(0.07)	(0.10)	0.01	0.03
Net realized and unrealized gain (loss) on investments	(3.57)	2.80	0.92	(0.61)	(0.01)
Total from investment operations	(3.57)	2.73	0.82	(0.60)	0.02

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.01)	(0.16)
Total distributions	-	-	-	(0.01)	(0.16)

Net asset value, end of year	$8.78	$12.35	$9.62	$8.80	$9.41

Total return (B)(C)	(28.91)%	28.38%	9.32%	(6.31)%	0.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$1,492	$2,337	$2,122	$2,641	$4,779
Ratios to average net assets
Expenses, before waiver and reimbursement	2.47%	2.38%	2.51%	2.46%	2.46%
Expenses, net waiver and reimbursement (D)	2.42%	2.33%	2.46%	2.42%	2.41%
Net investment income (loss) before waiver and reimbursement	0.00%	(0.65)%	(1.17)%	0.09%	0.28%
Net investment income (loss), net waiver and reimbursement (D)	0.05%	(0.60)%	(1.12)%	0.12%	0.33%
Portfolio turnover rate	7%	17%	25%	27%	19%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 104

International Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.89	$9.94	$9.10	$9.76	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.13	0.06	(0.01)	0.11	0.17
Net realized and unrealized gain (loss) on investments	(3.74)	2.89	0.96	(0.64)	(0.06)
Total from investment operations	(3.61)	2.95	0.95	(0.53)	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.09)	-	(0.11)	(0.13)	(0.24)
Return of Capital	-	-	0.00 *	-	-
Total distributions	(0.09)	-	(0.11)	(0.13)	(0.24)

Net asset value, end of year	$9.19	$12.89	$9.94	$9.10	$9.76

Total return (B)	(28.20)%	29.68%	10.42%	(5.33)%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$69,570	$72,957	$37,226	$28,542	$31,286
Ratios to average net assets
Expenses, before waiver and reimbursement	1.47%	1.38%	1.51%	1.46%	1.45%
Expenses, net waiver and reimbursement (C)	1.42%	1.33%	1.46%	1.42%	1.41%
Net investment income (loss), before waiver and reimbursement	1.13%	0.45%	(0.16)%	1.24%	1.60%
Net investment income (loss), net waiver and reimbursement (C)	1.18%	0.50%	(0.11)%	1.28%	1.65%
Portfolio turnover rate	7%	17%	25%	27%	19%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 105

Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018
Net asset value, beginning of year	$12.61	$9.77	$8.70	$9.34	$8.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.04)	(0.07)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.12)	3.10	1.48	(0.19)	0.99
Total from investment operations	(2.16)	3.03	1.44	(0.22)	0.97

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)
Total distributions	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)

Net asset value, end of year	$9.65	$12.61	$9.77	$8.70	$9.34

Total return (B)(C)	(18.74)%	31.32%	16.93%	(1.48)%	11.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	82,627	$96,378	$70,891	$64,150	$79,897
Ratios to average net assets
Expenses, before waiver and reimbursement	1.50%	1.50%	1.54%	1.56%	1.52%
Expenses, net waiver and reimbursement (D,E)	1.30%	1.39%	1.49%	1.52%	1.47%
Net investment loss before waiver and reimbursement	(0.55)%	(0.71)%	(0.48)%	(0.35)%	(0.25)%
Net investment loss, net waiver and reimbursement (D,E)	(0.35)%	(0.60)%	(0.43)%	(0.31)%	(0.20)%
Portfolio turnover rate	35%	22%	23%	44%	57%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 106

Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$9.79	$7.68	$6.96	$7.63	$7.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.10)	(0.12)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.58)	2.42	1.17	(0.18)	0.81
Total from investment operations	(1.68)	2.30	1.09	(0.25)	0.74

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)
Total distributions	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)

Net asset value, end of year	$7.31	$9.79	$7.68	$6.96	$7.63

Total return (B)(C)	(19.27)%	30.32%	16.09%	(2.24)%	10.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	8,577	$10,845	$8,192	$7,950	$11,355
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%	2.25%	2.29%	2.31%	2.27%
Expenses, net waiver and reimbursement (D,E)	2.05%	2.14%	2.24%	2.27%	2.22%
Net investment loss before waiver and reimbursement	(1.30)%	(1.46)%	(1.23)%	(1.10)%	(1.00)%
Net investment loss, net waiver and reimbursement (D,E)	(1.10)%	(1.35)%	(1.18)%	(1.06)%	(0.95)%
Portfolio turnover rate	35%	22%	23%	44%	57%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 107

Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$12.93	$9.99	$8.86	$9.48	$8.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.04)	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	(2.18)	3.17	1.52	(0.19)	1.00
Total from investment operations	(2.19)	3.13	1.50	(0.20)	1.00

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)
Total distributions	(0.80)	(0.19)	(0.37)	(0.42)	(0.22)

Net asset value, end of year	$9.94	$12.93	$9.99	$8.86	$9.48

Total return (B)	(18.50)%	31.64%	17.30%	(1.24)%	11.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	21,966	$27,220	$19,378	$14,016	$10,551
Ratios to average net assets
Expenses, before waiver and reimbursement	1.25%	1.25%	1.29%	1.31%	1.27%
Expenses, net waiver and reimbursement (C,D)	1.05%	1.14%	1.24%	1.27%	1.22%
Net investment income (loss), before waiver and reimbursement	(0.30)%	(0.45)%	(0.22)%	(0.09)%	(0.03)%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.10)%	(0.34)%	(0.17)%	(0.06)%	0.02%
Portfolio turnover rate	35%	22%	23%	44%	57%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 108

Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$21.35	$14.16	$17.15	$20.67	$20.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	0.12	0.04	0.06	(0.00)
Net realized and unrealized gain (loss) on investments	(3.50)	7.10	(2.39)	(1.28)	1.96
Total from investment operations	(3.41)	7.22	(2.35)	(1.22)	1.96

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.03)	(0.04)	-	(0.00)
From net realized gains on investments	(1.88)	-	(0.60)	(2.30)	(1.79)
Total distributions	(1.96)	(0.03)	(0.64)	(2.30)	(1.79)

Net asset value, end of year	$15.98	$21.35	$14.16	$17.15	$20.67

Total return (B)(C)	(17.84)%	51.03%	(14.38)%	(3.77)%	10.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$88,234	$105,800	$74,130	$99,077	$114,985
Ratios to average net assets
Expenses, before waiver and reimbursement	1.50%	1.46%	1.57%	1.52%	1.50%
Expenses, net waiver and reimbursement (D)(F)	1.34%	1.34%	1.47%	1.43%	1.44%
Net investment income (loss), before waiver and reimbursement	0.30%	0.50%	0.19%	0.29%	(0.08)%
Net investment income (loss), net waiver and reimbursement (D)(E)(F)	0.46%	0.62%	0.29%	0.38%	(0.02)%
Portfolio turnover rate	49%	61%	73%	63%	58%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 109

Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$14.16	$9.45	$11.69	$15.09	$15.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.04)	(0.02)	(0.05)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments	(2.18)	4.73	(1.59)	(1.05)	1.45
Total from investment operations	(2.22)	4.71	(1.64)	(1.10)	1.34

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.88)	-	(0.60)	(2.30)	(1.79)
Total distributions	(1.88)	-	(0.60)	(2.30)	(1.79)

Net asset value, end of year	$10.06	$14.16	$9.45	$11.69	$15.09

Total return (B)(C)	(18.44)%	49.84%	(15.01)%	(4.49)%	9.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$5,747	$7,293	$5,663	$8,963	$14,603
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%	2.21%	2.32%	2.27%	2.25%
Expenses, net waiver and reimbursement (D)(F)	2.09%	2.09%	2.22%	2.18%	2.19%
Net investment loss, before waiver and reimbursement	(0.46)%	(0.26)%	(0.55)%	(0.50)%	(0.82)%
Net investment loss, net waiver and reimbursement (D)(E)(F)	(0.30)%	(0.14)%	(0.45)%	(0.42)%	(0.76)%
Portfolio turnover rate	49%	61%	73%	63%	58%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 110

Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$21.71	$14.42	$17.45	$20.93	$20.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.17	0.08	0.11	0.06
Net realized and unrealized gain (loss) on investments	(3.57)	7.21	(2.42)	(1.29)	1.97
Total from investment operations	(3.43)	7.38	(2.34)	(1.18)	2.03

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.09)	(0.09)	-	(0.05)
From net realized gains on investments	(1.88)	-	(0.60)	(2.30)	(1.79)
Total distributions	(2.01)	(0.09)	(0.69)	(2.30)	(1.84)

Net asset value, end of year	$16.27	$21.71	$14.42	$17.45	$20.93

Total return (B)	(17.65)%	51.33%	(14.14)%	(3.51)%	10.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$46,222	$56,299	$35,473	$36,993	$35,140
Ratios to average net assets
Expenses, before waiver and reimbursement	1.25%	1.21%	1.32%	1.27%	1.25%
Expenses, net waiver and reimbursement (C)(E)	1.09%	1.09%	1.22%	1.18%	1.19%
Net investment income, before waiver and reimbursement	0.55%	0.75%	0.44%	0.56%	0.21%
Net investment income, net waiver and reimbursement (C)(D)€	0.72%	0.87%	0.54%	0.64%	0.27%
Portfolio turnover rate	49%	61%	73%	63%	58%
		56%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 111

Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$21.88	$17.43	$18.86	$20.38	$19.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	(0.01)	0.03	0.09	0.07
Net realized and unrealized gain (loss) on investments (B)	(2.01)	5.12	0.72	0.12	2.45
Total from investment operations	(1.94)	5.11	0.75	0.21	2.52

LESS DISTRIBUTIONS:
From net investment income	(0.00)*	(0.03)	(0.08)	(0.06)	(0.03)
From net realized gains on investments	(1.03)	(0.63)	(2.10)	(1.67)	(1.27)
Total distributions	(1.03)	(0.66)	(2.18)	(1.73)	(1.30)

Net asset value, end of year	$18.91	$21.88	$17.43	$18.86	$20.38

Total return (C)(D)	(9.70)%	29.89%	3.93%	2.54%	13.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$147,928	$160,560	$130,296	$142,420	$172,163
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.45%	1.51%	1.51%	1.46%
Expenses, net waiver and reimbursement (E)(G)	1.21%	1.30%	1.41%	1.41%	1.35%
Net investment income (loss), before waiver and reimbursement	0.08%	(0.17)%	0.06%	0.42%	0.27%
Net investment income (loss), net waiver and reimbursement (E)(F)(G)	0.33%	(0.02)%	0.16%	0.52%	0.38%
Portfolio turnover rate	34%	33%	26%	51%	24%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 112

Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$16.31	$13.21	$14.82	$16.49	$15.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.07)	(0.12)	(0.08)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments (B)	(1.43)	3.85	0.57	0.03	2.00
Total from investment operations	(1.50)	3.73	0.49	0.00	1.94

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.03)	(0.63)	(2.10)	(1.67)	(1.27)
Total distributions	(1.03)	(0.63)	(2.10)	(1.67)	(1.27)

Net asset value, end of year	$13.78	$16.31	$13.21	$14.82	$16.49

Total return (C)(D)	(10.34)%	28.91%	3.14%	1.74%	12.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$13,695	$15,162	$14,102	$16,627	$25,852
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%	2.20%	2.26%	2.26%	2.21%
Expenses, net waiver and reimbursement (E)(G)	1.96%	2.05%	2.16%	2.16%	2.10%
Net investment loss, before waiver and reimbursement	(0.67)%	(0.92)%	(0.69)%	(0.32)%	(0.48)%
Net investment loss, net waiver and reimbursement (E)(F)(G)	(0.42)%	(0.77)%	(0.59)%	(0.22)%	(0.37)%
Portfolio turnover rate	34%	33%	26%	51%	24%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 113

Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$22.14	$17.63	$19.05	$20.58	$19.34

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (A)	0.13	0.04	0.07	0.14	0.13
Net realized and unrealized gain (loss) on investments	(2.04)	5.18	0.74	0.11	2.45
Total from investment operations	(1.91)	5.22	0.81	0.25	2.58

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.08)	(0.13)	(0.11)	(0.07)
From net realized gains on investments	(1.03)	(0.63)	(2.10)	(1.67)	(1.27)
Total distributions	(1.06)	(0.71)	(2.23)	(1.78)	(1.34)

Net asset value, end of year	$19.17	$22.14	$17.63	$19.05	$20.58

Total return (B)	(9.48)%	30.20%	4.24%	2.78%	13.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$79,945	$77,776	$47,340	$47,477	$35,573
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.20%	1.26%	1.26%	1.21%
Expenses, net waiver and reimbursement (C)(E)	0.96%	1.05%	1.16%	1.16%	1.10%
Net investment income, before waiver and reimbursement	0.34%	0.08%	0.31%	0.66%	0.54%
Net investment income, net waiver and reimbursement (C) (D) (E)	0.59%	0.23%	0.41%	0.77%	0.65%
Portfolio turnover rate	34%	33%	26%	51%	24%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 114

Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$10.44	$10.80	$10.39	$9.81	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.08	0.03	0.12	0.16	0.16
Net realized and unrealized gain (loss) on investments	(1.49)	(0.27)	0.44	0.60	(0.39)
Total from investment operations	(1.41)	(0.24)	0.56	0.76	(0.23)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.12)	(0.15)	(0.18)	(0.18)
Total distributions	(0.11)	(0.12)	(0.15)	(0.18)	(0.18)

Net asset value, end of year	$8.92	$10.44	$10.80	$10.39	$9.81

Total return (B)(C)	(13.60)%	(2.20)%	5.39%	7.76%	(2.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$81,219	$96,586	$91,403	$85,375	$66,119
Ratios to average net assets
Expenses, before waiver and reimbursement	1.22%	1.34%	1.30%	1.30%	1.30%
Expenses, net waiver and reimbursement (D)	1.02%	1.14%	1.10%	1.13%	1.10%
Net investment income, before waiver and reimbursement	0.64%	0.11%	0.90%	1.46%	1.40%
Net investment income, net waiver and reimbursement (D)	0.84%	0.31%	1.10%	1.62%	1.60%
Portfolio turnover rate	68%	45%	32%	53%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 115

Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$10.04	$10.38	$9.99	$9.44	$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	0.01	(0.04)	0.04	0.09	0.08
Net realized and unrealized gain (loss) on investments	(1.44)	(0.27)	0.42	0.57	(0.39)
Total from investment operations	(1.43)	(0.31)	0.46	0.66	(0.31)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.03)	(0.07)	(0.11)	(0.10)
Total distributions	(0.05)	(0.03)	(0.07)	(0.11)	(0.10)

Net asset value, end of year	$8.56	$10.04	$10.38	$9.99	$9.44

Total return (B)(C)	(14.24)%	(2.99)%	4.59%	7.06%	(3.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$8,861	$11,369	$9,320	$8,502	$9,653
Ratios to average net assets
Expenses, before waiver and reimbursement	1.97%	2.09%	2.05%	2.05%	2.05%
Expenses, net waiver and reimbursement (D)	1.77%	1.89%	1.85%	1.88%	1.85%
Net investment income (loss), before waiver and reimbursement	(0.11)%	(0.64)%	0.15%	0.72%	0.65%
Net investment income (loss), net waiver and reimbursement (D)	0.09%	(0.44)%	0.35%	0.89%	0.85%
Portfolio turnover rate	68%	45%	32%	53%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 116

Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$10.34	$10.73	$10.32	$9.74	$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.11	0.06	0.14	0.19	0.18
Net realized and unrealized gain (loss) on investments	(1.49)	(0.28)	0.44	0.59	(0.39)
Total from investment operations	(1.38)	(0.22)	0.58	0.78	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.17)	(0.17)	(0.20)	(0.20)
Total distributions	(0.13)	(0.17)	(0.17)	(0.20)	(0.20)

Net asset value, end of year	$8.83	$10.34	$10.73	$10.32	$9.74

Total return (B)	(13.41)%	(2.07)%	5.70%	8.05%	(2.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$21,308	$18,389	$13,215	$8,095	$3,208
Ratios to average net assets
Expenses, before waiver and reimbursement	0.97%	1.09%	1.05%	1.05%	1.05%
Expenses, net waiver and reimbursement (C)	0.77%	0.89%	0.85%	0.88%	0.85%
Net investment income, before waiver and reimbursement	0.90%	0.36%	1.12%	1.68%	1.66%
Net investment income, net waiver and reimbursement (C)	1.10%	0.56%	1.32%	1.86%	1.86%
Portfolio turnover rate	68%	45%	32%	53%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 117

High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018

Net asset value, beginning of year	$9.91	$9.26	$9.39	$9.02	$9.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.41	0.41	0.43	0.39	0.34
Net realized and unrealized gain (loss) on investments	(1.90)	0.64	(0.15)	0.36	(0.36)
Total from investment operations	(1.49)	1.05	0.28	0.75	(0.02)

LESS DISTRIBUTIONS:
From net investment income	(0.41)	(0.40)	(0.41)	(0.38)	(0.36)
From net realized gains on investments	(0.03)	-	-	-	-
Total distributions	(0.44)	(0.40)	(0.41)	(0.38)	(0.36)

Net asset value, end of year	$7.98	$9.91	$9.26	$9.39	$9.02

Total return (B)(C)	(15.45)%	11.42%	3.26%	8.50%	(0.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$67,766	$64,216	$45,940	$39,777	$41,991
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.38%	1.34%	1.35%	1.44%
Expenses, net waiver and reimbursement (D)	1.18%	1.33%	1.29%	1.31%	1.39%
Net investment income, before waiver and reimbursement	4.36%	4.15%	4.61%	4.24%	3.67%
Net investment income, net waiver and reimbursement (D)	4.44%	4.20%	4.66%	4.28%	3.72%
Portfolio turnover rate	24%	57%	91%	75%	12%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 118

High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$10.08	$9.40	$9.52	$9.14	$9.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.34	0.34	0.36	0.32	0.28
Net realized and unrealized gain (loss) on investments	(1.93)	0.66	(0.14)	0.36	(0.36)
Total from investment operations	(1.59)	1.00	0.22	0.68	(0.08)

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.32)	(0.34)	(0.30)	(0.29)
From net realized gains on investments	(0.03)	-	-	-	-
Total distributions	(0.37)	(0.32)	(0.34)	(0.30)	(0.29)

Net asset value, end of year	$8.12	$10.08	$9.40	$9.52	$9.14

Total return (B)(C)	(16.14)%	10.71%	2.45%	7.63%	(0.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$2,337	$3,138	$2,427	$2,660	$3,219
Ratios to average net assets
Expenses, before waiver and reimbursement	2.01%	2.13%	2.09%	2.10%	2.19%
Expenses, net waiver and reimbursement (D)	1.93%	2.08%	2.04%	2.06%	2.14%
Net investment income, before waiver and reimbursement	3.60%	3.40%	3.84%	3.46%	2.92%
Net investment income, net waiver and reimbursement (D)	3.68%	3.45%	3.89%	3.50%	2.97%
Portfolio turnover rate	24%	57%	91%	75%	12%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 119

High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$9.91	$9.26	$9.39	$9.02	$9.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.43	0.44	0.45	0.42	0.36
Net realized and unrealized gain (loss) on investments	(1.90)	0.63	(0.14)	0.35	(0.36)
Total from investment operations	(1.47)	1.07	0.31	0.77	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.42)	(0.44)	(0.40)	(0.39)
From net realized gains on investments	(0.03)	-	-	-	-
Total distributions	(0.46)	(0.42)	(0.44)	(0.40)	(0.39)

Net asset value, end of year	$7.98	$9.91	$9.26	$9.39	$9.02

Total return (B)	(15.24)%	11.71%	3.53%	8.78%	0.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$67,093	$69,150	$30,924	$18,363	$11,578
Ratios to average net assets
Expenses, before waiver and reimbursement	1.01%	1.13%	1.09%	1.10%	1.19%
Expenses, net waiver and reimbursement (C)	0.93%	1.08%	1.04%	1.06%	1.14%
Net investment income, before waiver and reimbursement	4.59%	4.40%	4.86%	4.52%	3.92%
Net investment income, net waiver and reimbursement (C)	4.68%	4.45%	4.91%	4.56%	3.97%
Portfolio turnover rate	24%	57%	91%	75%	12%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 120

Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$24.70	$16.55	$17.84	$15.74	$14.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(A)	0.05	(0.10)	(0.10)	0.00 *	(0.04)
Net realized and unrealized gain (loss) on investments	(3.14)	8.25	(1.01)	2.20	1.07
Total from investment operations	(3.09)	8.15	(1.11)	2.20	1.03

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.18)	-	(0.14)
From net realized gains on investments	-	-	-	(0.10)	-
Return of Capital		-	0.00 *	-	(0.06)
Total distributions	-	-	(0.18)	(0.10)	(0.20)

Net asset value, end of year	$21.61	$24.70	$16.55	$17.84	$15.74

Total return (B)(C)	(12.51)%	49.24%	(6.35)%	14.12%	7.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$53,800	$57,667	$36,800	$49,123	$41,137
Ratio of expenses to average net assets	1.72%	1.72%	1.84%	1.76%	1.84%
Ratio of net investment income (loss) to average net assets	0.20%	(0.48)%	(0.62)%	0.02%	(0.27)%
Portfolio turnover rate	8%	12%	16%	23%	9%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 121

Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$23.29	$15.73	$16.97	$15.09	$14.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)	(0.26)	(0.22)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	(2.94)	7.82	(0.96)	2.10	1.03
Total from investment operations	(3.07)	7.56	(1.18)	1.98	0.88

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.06)	-	(0.07)
From net realized gains on investments	-	-	-	(0.10)	-
Return of Capital	-	-	0.00 *	-	(0.05)
Total distributions	-	-	(0.06)	(0.10)	(0.12)

Net asset value, end of year	$20.22	$23.29	$15.73	$16.97	$15.09

Total return (B)(C)	(13.18)%	48.06%	(7.00)%	13.26%	6.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$10,263	$12,293	$9,076	$9,750	$9,220
Ratio of expenses to average net assets	2.47%	2.47%	2.59%	2.51%	2.59%
Ratio of net investment loss to average net assets	(0.54%)	(1.27)%	(1.37)%	(0.75)%	(1.01)%
Portfolio turnover rate	8%	12%	16%	23%	9%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 122

Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$24.95	$16.68	$17.97	$15.81	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12	(0.05	)*	(0.06)	0.06	0.01
Net realized and unrealized gain (loss) on investments	(3.19)	8.32	(1.01)	2.20	1.06	(B)
Total from investment operations	(3.07)	8.27	(1.07)	2.26	1.07

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.22)	-	(0.04)
From net realized gains on investments	-	-	-	(0.10)	-
Return of Capital	-	-	0.00	*	-	(0.19)
Total distributions	-	-	(0.22)	(0.10)	(0.23)

Net asset value, end of year	$21.88	$24.95	$16.68	$17.97	$15.81

Total return (C)	(12.30)%	49.58%	(6.08)%	14.44%	7.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$36,790	$45,063	$23,928	$21,533	$10,084
Ratio of expenses to average net assets	1.47%	1.47%	1.59%	1.51%	1.69%
Ratio of net investment income (loss) to average net assets	0.48%	(0.22)%	(0.37)%	0.38%	0.05%
Portfolio turnover rate	8%	12%	16%	23%	9%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 123

Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$13.52	$11.78	$11.69	$11.44	$11.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.28	0.10	(0.01)	0.06	0.10
Net realized and unrealized gain (loss) on investments	(1.21)	1.64	0.44	0.48	(0.01)
Total from investment operations	(0.93)	1.74	0.43	0.54	0.09

LESS DISTRIBUTIONS:
From net investment income	(0.07)	-	(0.06)	(0.11)	(0.02)
From net realized gains on investments	-	-	(0.28)	(0.18)	-
Return of capital	-	-	0.00 *	-	-
Total distributions	(0.07)	-	(0.34)	(0.29)	(0.02)

Net asset value, end of year	$12.52	$13.52	$11.78	$11.69	$11.44

Total return (B)(C)	(6.92)%	14.77%	3.75%	4.92%	0.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$45,313	$40,342	$29,577	$33,926	$40,573
Ratios to average net assets
Expenses, before waiver and reimbursement	1.42%	1.48%	1.54%	1.45%	1.41%
Expenses, net waiver and reimbursement (D)	1.37%	1.43%	1.49%	1.41%	1.36%
Net investment income (loss), before waiver and reimbursement	1.95%	0.74%	(0.13)%	0.52%	0.86%
Net investment income (loss), net waiver and reimbursement (D)	2.00%	0.79%	(0.08)%	0.56%	0.91%
Portfolio turnover rate	35%	34%	49%	34%	35%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 124

Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$12.74	$11.18	$11.13	$10.90	$10.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.18	0.01	(0.09)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(1.16)	1.55	0.42	0.46	(0.02)
Total from investment operations	(0.98)	1.56	0.33	0.43	0.00

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.02)	-
From net realized gains on investments	-	-	(0.28)	(0.18)	-
From return of capital	-	-	0.00 *	-	-
Total distributions	-	-	(0.28)	(0.20)	-

Net asset value, end of year	$11.76	$12.74	$11.18	$11.13	$10.90

Total return (B)(C)	(7.69)%	13.95%	3.01%	4.06%	0.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$4,880	$3,388	$2,464	$3,110	$5,432
Ratios to average net assets
Expenses, before waiver and reimbursement	2.17%	2.23%	2.29%	2.20%	2.16%
Expenses, net waiver and reimbursement (D)	2.12%	2.18%	2.24%	2.16%	2.11%
Net investment income (loss), before waiver and reimbursement	1.32%	(0.01)%	(0.89)%	(0.31)%	0.09%
Net investment income (loss), net waiver and reimbursement (D)	1.37%	0.04%	(0.84)%	(0.27)%	0.14%
Portfolio turnover rate	35%	34%	49%	34%	35%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 125

Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$13.55	$11.77	$11.69	$11.45	$11.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.35	0.17	0.02	0.09	0.14
Net realized and unrealized gain (loss) on investments	(1.26)	1.61	0.43	0.47	(0.02)
Total from investment operations	(0.91)	1.78	0.45	0.56	0.12

LESS DISTRIBUTIONS:
From net investment income	(0.10)	-	(0.09)	(0.14)	(0.05)
From net realized gains on investments	-	-	(0.28)	(0.18)	-
From return of capital	-	-	0.00 *	-	-
Total distributions	(0.10)	-	(0.37)	(0.32)	(0.05)

Net asset value, end of year	$12.54	$13.55	$11.77	$11.69	$11.45

Total return (B)(C)	(6.80)%	15.12%	3.96%	5.17%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$25,269	$14,750	$5,212	$3,692	$3,071
Ratios to average net assets
Expenses, before waiver and reimbursement	1.17%	1.23%	1.29%	1.20%	1.16%
Expenses, net waiver and reimbursement (D)	1.12%	1.18%	1.24%	1.16%	1.11%
Net investment income, before waiver and reimbursement	2.39%	1.21%	0.16%	0.78%	1.14%
Net investment income, net waiver and reimbursement (D)	2.44%	1.26%	0.21%	0.82%	1.19%
Portfolio turnover rate	35%	34%	49%	34%	35%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 126

Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$10.92	$9.48	$9.64	$9.70	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.03	0.04	0.01	0.00 *
Net realized and unrealized gain (loss) on investments	(1.70)	1.75	0.16	(0.04)	0.22
Total from investment operations	(1.64)	1.78	0.20	(0.03)	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.01)	-	-	-
From net realized gains on investments	(0.49)	(0.33)	(0.36)	(0.03)	-
Total distributions	(0.51)	(0.34)	(0.36)	(0.03)	-

Net asset value, end of year	$8.77	$10.92	$9.48	$9.64	$9.70

Total return (B)(C)	(15.82)%	19.15%	2.03%	(0.26)%	2.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$29,944	$37,731	$32,260	$32,318	$32,078
Ratio of expenses to average net assets (D)	1.09%	1.10%	1.15%	1.12%	1.10%
Ratio of net investment income, to average net assets (D)(E)	0.56%	0.27%	0.42%	0.16%	0.00%
Portfolio turnover rate	28%	22%	47%	50%	8%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 127

Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$9.50	$8.34	$8.58	$8.70	$8.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	(0.05)	(0.03)	0.03	(0.06)
Net realized and unrealized gain (loss) on investments	(1.45)	1.54	0.15	(0.12)	0.19
Total from investment operations	(1.47)	1.49	0.12	(0.09)	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.49)	(0.33)	(0.36)	(0.03)	-
Total distributions	(0.49)	(0.33)	(0.36)	(0.03)	-

Net asset value, end of year	$7.54	$9.50	$8.34	$8.58	$8.70

Total return (B)(C)	(16.42)%	18.19%	1.33%	(0.99)%	1.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$2,680	$2,967	$2,743	$3,247	$6,313
Ratio of expenses to average net assets (D)	1.84%	1.85%	1.90%	1.87%	1.85%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.20)%	(0.48)%	(0.32)%	0.35%	(0.70)%
Portfolio turnover rate	28%	22%	47%	50%	8%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 128

Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$11.66	$10.62	$10.66	$10.75	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.05	0.02	0.05	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.66)	1.31	0.30	0.10	0.09
Total from investment operations	(1.61)	1.33	0.35	0.15	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.04)	-	-	-
From net realized gains on investments	(0.45)	(0.25)	(0.39)	(0.24)	(0.03)
Total distributions	(0.47)	(0.29)	(0.39)	(0.24)	(0.03)

Net asset value, end of year	$9.58	$11.66	$10.62	$10.66	$10.75

Total return (B)(C)	(14.48)%	12.63%	3.27%	1.61%	1.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$37,037	$46,151	$41,546	$40,590	$42,040
Ratio of expenses to average net assets (D)	1.04%	1.10%	1.12%	1.08%	1.08%
Ratio of net investment income to average net assets (D)(E)	0.43%	0.20%	0.43%	0.44%	0.14%
Portfolio turnover rate	21%	21%	37%	42%	7%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 129

Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$10.29	$9.43	$9.59	$9.76	$9.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	(0.06)	(0.03)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(1.45)	1.17	0.26	0.06	0.09	(B)
Total from investment operations	(1.48)	1.11	0.23	0.07	0.03

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	-
From net realized gains on investments	(0.45)	(0.25)	(0.39)	(0.24)	(0.03)
Total distributions	(0.45)	(0.25)	(0.39)	(0.24)	(0.03)

Net asset value, end of year	$8.36	$10.29	$9.43	$9.59	$9.76

Total return (C)(D)	(15.10)%	11.84%	2.36%	0.94%	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$3,895	$5,496	$4,712	$5,504	$9,218
Ratio of expenses to average net assets (E)	1.79%	1.85%	1.87%	1.83%	1.83%
Ratio of net investment income (loss), to average net assets (E)(F)	(0.32)%	(0.56)%	(0.31)%	0.14%	(0.63)%
Portfolio turnover rate	21%	21%	37%	42%	7%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.
(C)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 130

Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$11.75	$10.11	$10.60	$10.87	$11.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.11	0.06	0.09	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.03)	1.68	(0.47)	(0.07)	(0.14)
Total from investment operations	(0.92)	1.74	(0.38)	(0.03)	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.10)	(0.11)	(0.05)	(0.01)
From net realized gains on investments	(0.05)	-	-	(0.19)	(0.27)
Return of Capital	-	-	0.00 *	(0.00)*	-
Total distributions	(0.17)	(0.10)	(0.11)	(0.24)	(0.28)

Net asset value, end of year	$10.66	$11.75	$10.11	$10.60	$10.87

Total return (B)(C)	(7.97)%	17.18%	(3.48)%	(0.10)%	(1.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$-	$14,191	$13,295	$14,500	$27,716
Ratios to average net assets
Expenses, before waiver and reimbursement	1.85%	1.90%	1.85%	1.69%	1.70%
Expenses, net waiver and reimbursement (D)	1.27%	1.52%	1.50%	1.65%	1.65%
Net investment income, before waiver and reimbursement	0.36%	0.18%	0.55%	0.37%	0.08%
Net investment income, net waiver and reimbursement (D)(E)	0.94%	0.56%	0.90%	0.42%	0.13%
Portfolio turnover rate	60%	43%	39%	167%	56%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 131

Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$11.31	$9.74	$10.21	$10.51	$10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.02)	0.02	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.98)	1.60	(0.45)	(0.07)	(0.14)
Total from investment operations	(0.96)	1.58	(0.43)	(0.10)	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.01)	(0.04)	(0.01)	-
From net realized gains on investments	(0.05)	-	-	(0.19)	(0.27)
Return of Capital	-	-	0.00 *	(0.00)*	-
Total distributions	(0.10)	(0.01)	(0.04)	(0.20)	(0.27)

Net asset value, end of year	$10.25	$11.31	$9.74	$10.21	$10.51

Total return (B)(C)	(8.62)%	16.25%	(4.20)%	(0.82)%	(1.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$1,923	$1,938	$1,719	$2,388	$3,176
Ratios to average net assets
Expenses, before waiver and reimbursement	2.60%	2.65%	2.60%	2.44%	2.45%
Expenses, net waiver and reimbursement (D)	2.02%	2.27%	2.25%	2.40%	2.40%
Net investment loss, before waiver and reimbursement	(0.41%)	(0.57%)	(0.19%)	(0.34%)	(0.67%)
Net investment income (loss), net waiver and reimbursement (D)(E)	0.17%	(0.19%)	0.16%	(0.29%)	(0.62%)
Portfolio turnover rate	60%	43%	39%	167%	56%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 132

Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2022	For the Year ended September 30, 2021	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018

Net asset value, beginning of year	$11.83	$10.18	$10.67	$10.94	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15	0.09	0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	(1.04)	1.69	(0.47)	(0.09)	(0.15)
Total from investment operations	(0.89)	1.78	(0.35)	(0.01)	(0.11)

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.13)	(0.14)	(0.07)	(0.02)
From net realized gains on investments	(0.05)	-	-	(0.19)	(0.27)
Return of Capital	-	-	0.00 *	(0.00)*	-
Total distributions	(0.20)	(0.13)	(0.14)	(0.26)	(0.29)

Net asset value, end of year	$10.74	$11.83	$10.18	$10.67	$10.94

Total return (B)(C)	(7.67)%	17.44%	(3.20)%	0.11%	(0.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$3,154	$2,070	$2,102	$3,182	$3,012
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%	1.65%	1.60%	1.44%	1.45%
Expenses, net waiver and reimbursement (D)	1.02%	1.27%	1.25%	1.40%	1.40%
Net investment income, before waiver and reimbursement	0.52%	0.43%	0.86%	0.70%	0.33%
Net investment income, net waiver and reimbursement (D)(E)	1.19%	0.81%	1.21%	0.75%	0.38%
Portfolio turnover rate	60%	43%	39%	167%	56%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return represents aggregate total return based on Net Asset Value.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 133

Section 7 |    Notes to Financial Statements
SEPTEMBER 30, 2022

Timothy Plan Family of Funds

Note 1 |	Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2022, the Trust consisted of twenty series. These financial statements include the following twelve series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the securities of foreign companies (companies domiciled in countries other than the United States), without regard to market capitalizations. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

Notes to Financial Statements

ANNUAL REPORT | 134

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of high yield fixed income securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-20% of its net assets in the Timothy Fixed Income Fund; approximately 0-40% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-20% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-30% of its net assets in the Timothy Plan International ETF; and approximately 0-20% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-30% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-25% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-25% of its net assets in the Timothy Plan International ETF; and approximately 0-15% of its net assets in the Timothy Plan Small Cap Core ETF.

Notes to Financial Statements

ANNUAL REPORT | 135

The Timothy Plan Growth & Income Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. To achieve its goals, the Fund primarily invests in equity securities of foreign and domestic companies that the advisor believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies".

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Israel Common Values Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Notes to Financial Statements

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C.	FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.	GOLD RISK FACTORS

There is a risk that some or all of the Trust’s gold bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Several factors may affect the price of gold, including but not limited to:

•	Global or regional political, economic or financial events and situations;

•	Investors’ expectations with respect to the rate of inflation;

•	Currency exchange rates;

•	Interest rates; and

•	Investment and trading activities of hedge funds and commodity funds.

F.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

Notes to Financial Statements

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G.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.	CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

I.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

J.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

K.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Notes to Financial Statements

ANNUAL REPORT | 138

L.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

During the fiscal year ended September 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, distributions in excess, use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2022 as follows:

FUND	PAID IN Capital	Accumulated earnings (Losses)
Aggressive Growth Fund	$(4,868)	$4,868
International Fund	17,416	(17,416)
Large/Mid Cap Growth Fund	1,410,300	(1,410,300)
Small Cap Value Fund	1,035,912	(1,035,912)
Large/Mid Cap Value Fund	1,953,880	(1,953,880)
Fixed Income Fund	---	---
High Yield Bond Fund	638,001	(638,001)
Israel Common Values Fund	(383,973)	383,973
Defensive Strategies Fund	684,878	(684,878)
Strategic Growth Fund	198,405	(198,405)
Conservative Growth Fund	267,199	(267,199)
Growth & Income Fund	126,258	(126,258)

M.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold held in the Timothy Plan Defensive Strategies Fund.

Notes to Financial Statements

ANNUAL REPORT | 139

Note 2 |	Security Valuation and Fair Value Measurements

The Funds’ securities are valued at fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

FAIR VALUATION PROCESS

The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Notes to Financial Statements

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VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

EXCHANGE TRADED FUNDS

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

OPTIONS TRANSACTIONS

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Notes to Financial Statements

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The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2022, and there were no options transactions for the year ended September 30, 2022.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, preferred stock, ADRs, REITs, LPs, LLCs, PLCs, GDRs and NVDRs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the advisor or sub-advisor believes such prices more accurately reflect the fair value of such securities. Securities including ETFs, that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the advisor or sub-advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the advisor or sub-advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Notes to Financial Statements

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Investments in alternative investments, such as gold bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible bonds, government mortgage-backed securities, government notes and bonds, non U.S. government bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the advisor or sub-advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the advisor or sub-advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the advisor or sub-advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the advisor and sub-advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements

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The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2022:

Aggressive Growth Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$31,579,623	$	---	$	---	$31,579,623
Money Market Fund	3,155,617		---		---	3,155,617
TOTAL	$34,735,240	$	---	$	---	$34,735,240

International Fund

Assets	Level 1	Level 2		Level 3	Total
Common Stocks	$110,717,326	$	---	$43,600	$110,760,926
Money Market Fund	5,386,875		---	---	5,386,875
TOTAL	$116,104,201	$	---	$43,600	$116,147,801

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$84,085,653	$	---	$	---	$84,085,653
Exchange Traded Funds	23,076,496		---		---	23,076,496
Money Market Fund	6,787,989		---		---	6,787,989
TOTAL	$113,950,138	$	---	$	---	$113,950,138

Small Cap Value Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$122,371,297	$	---	$	---	$122,371,297
Exchange Traded Funds	16,068,204		---		---	16,068,204
Money Market Fund	2,189,084		---		---	2,189,084
TOTAL	$140,628,585	$	---	$	---	$140,628,585

Notes to Financial Statements

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Large/Mid Cap Value Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$176,495,379	$	---	$	---	$176,495,379
Exchange Traded Funds	54,376,578		---		---	54,376,578
Money Market Fund	11,219,806		---		---	11,219,806
TOTAL	$242,091,763	$	---	$	---	$242,091,763

Fixed Income Fund

Assets	Level 1		Level 2	Level 3		Total
Corporate Bonds	$	---	$24,200,191	$	---	$24,200,191
Non U.S. Government & Agencies		---	2,085,341		---	2,085,341
U.S. Government & Agencies		---	33,078,523		---	33,078,523
Money Market Fund		935,216	---		---	935,216
U.S. Treasury Notes		---	49,284,649		---	49,284,649
TOTAL		$935,216	$108,648,704	$	---	$109,583,920

High Yield Bond Fund

Assets	Level 1		Level 2	Level 3		Total
Common Stocks	$	---	$132,367,179	$	---	$132,367,179
Preferred Stocks		5,902	---		---	5,902
Money Market Fund		2,722,404	---		---	2,722,404
TOTAL		$2,728,306	$132,367,179	$	---	$135,095,485

Notes to Financial Statements

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Israel Common Values Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$97,894,456	$	---	$	---	$97,894,456
Money Market Fund	2,917,803		---		---	2,917,803
TOTAL	$100,812,259	$	---	$	---	$100,812,259

Defensive Strategies Fund

Assets	Level 1	Level 2		Level 3		Total
Common Stocks	$33,418,506	$	---	$	---	$33,418,506
Exchange Traded Funds	1,574,120		---		---	1,574,120
Treasury Inflation Protected Securities (TIPS)	---		19,636,952		---	19,636,952
Closed End Fund	3,832,980		---		---	3,832,980
Alternative Investments	10,208,685		---		---	10,208,685
Money Market Fund	6,935,593		---		---	6,935,593
TOTAL	$55,969,884		$19,636,952	$	---	$75,606,836

Strategic Growth Fund

Assets	Level 1	Level 2		Level 3		Total
Exchange Traded Funds	$18,174,222	$	---	$	---	$18,174,222
Mutual Funds	13,538,965		---		---	13,538,965
Money Market Fund	949,678		---		---	949,678
TOTAL	$32,662,865	$	---	$	---	$32,662,865

Notes to Financial Statements

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Conservative Growth Fund

Assets	Level 1	Level 2		Level 3		Total
Exchange Traded Funds	$15,761,854	$	---	$	---	$15,761,854
Mutual Funds	24,288,232		---		---	24,288,232
Money Market Fund	940,028		---		---	940,028
TOTAL	$40,990,114	$	---	$	---	$40,990,114

Growth & Income Fund

Assets	Level 1		Level 2	Level 3		Total
Corporate Bonds	$	---	$1,243,654	$	---	$1,243,654
Non U.S. Government & Agencies		---	111,843		---	111,843
U.S. Government & Agencies		---	2,068,567		---	2,068,567
Exchange Traded Funds		10,533,601	---		---	10,533,601
Money Market Fund		217,907	---		---	217,907
U.S. Treasury Notes		---	4,103,442		---	4,103,442
TOTAL		$10,751,508	$7,527,506	$	---	$18,279,014

Refer to the Schedules of Investments for industry classifications.

For the year ended September 30, 2022, there were no significant changes into/out of Level 3. The transfers into Level 3 investments for the International Fund recognized at the end of the period, were immaterial, although the change in unrealized appreciation/(depreciation) on these investments was $(3,354,924).

Notes to Financial Statements

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Note 3 |	Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2022:

	PURCHASES		SALES
Fund	U.S. Gov't Obligations	Other	U.S. Gov't Obligations	Other
Aggressive Growth	$-	$19,574,226	$-	$24,744,371
International	-	33,008,934	-	8,451,242
Large/Mid Cap Growth *	-	50,731,136	-	44,776,996
Small Cap Value *	-	79,783,598	-	78,317,699
Large/Mid Cap Value *	-	107,991,961	-	85,792,881
Fixed Income	80,516,717	5,530,217	66,628,430	14,530,101
High Yield Bond	-	61,416,624	-	30,594,845
Israel Common Values	-	14,506,046	-	9,893,939
Defensive Strategies	-	45,167,490	-	23,321,592
Strategic Growth *	-	10,506,626	-	11,965,791
Conservative Growth *	-	9,937,113	-	12,737,674
Growth & Income *	8,253,764	5,248,179	4,806,070	6,830,278

*	The security transactions are inclusive of purchases and sales of affiliated funds.

Note 4 |	Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 23, 2022. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund, the Small Cap Value Fund and the Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; from the Growth & Income Fund to 0.70%; and from the Fixed Income Fund to 0.40%. From January 1, 2022 through September 30, 2022 TPL voluntarily reduced the fee it receives from the High Yield Bond Fund to 0.50%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustees of the Funds is also an officer and owner of the advisor.

Notes to Financial Statements

ANNUAL REPORT | 148

For the year ended September 30, 2022, TPL waived advisory fees for the Funds as follows:

FUND	YEAR ENDED SEPTEMBER 30, 2022
Aggressive Growth Fund	$45,561
International Fund	66,571
Large/Mid Cap Growth Fund	67,865
Small Cap Value Fund	79,214
Large/Mid Cap Value Fund	133,291
Fixed Income Fund	243,268
High Yield Bond Fund	124,946
Defensive Strategies Fund	36,874
Growth & Income Fund	29,901

The Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Large/Mid Cap Value Fund and the Growth & Income Fund invested a portion of assets in the Timothy Plan High Dividend Stock Enhanced ETF, the Timothy Plan High Dividend Stock ETF, the Timothy Plan US Large/Mid Cap Core Enhanced ETF, the Timothy Plan US Large/Mid Cap Core ETF and the Timothy Plan US Small Cap Core ETF. The adviser has agreed to waive its advisory fee on the portion of the Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Large/Mid Cap Value Fund and the Growth & Income Fund assets that are invested in the ETF’s. For the year ended September 30, 2022, the Funds’ waived fees as follows pursuant to that arrangement.

FUND	YEAR ENDED SEPTEMBER 30, 2022
Large/Mid Cap Growth Fund	$202,624
Small Cap Value Fund	150,017
Large/Mid Cap Value Fund	488,193
Growth & Income Fund	85,876

Notes to Financial Statements

ANNUAL REPORT | 149

TPL, with the prior approval of the Board and shareholders of the applicable Fund, has engaged the services of other investment advisory firms (“Investment Managers”) to provide portfolio management services to the Funds. TPL pays the Investment Managers as follows:

Barrow Hanley

As compensation for its services with respect to the Fixed-Income Fund and High Yield Bond Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375% of 1% of the first $20,000,000 in the average net assets of each Fund. As compensation for its services with respect to the Defensive Strategies Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.15% of the average net assets in the Debt Instrument Allocation of the Fund. As compensation for its services with respect to the Growth and Income Fund , Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375 of 1% of the first $20,000,00 of the average net assets in the fixed income allocation of the Fund.

Chartwell

As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Chilton

For its services rendered to the DS Fund, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Defensive Strategies Fund’s average daily assets allocated to the REIT sleeve of the Defensive Strategies Fund’s investment portfolio (“Allocated Assets”) up to $10 million, 0.39% for the next $10 million in Allocated Assets, 0.35% for the next $30 million in Allocated Assets, and 0.30% of Allocated Assets over $50 million.

CoreCommodity

As compensation for its services to the Fund, CORE receives from TPL an annual fee at a rate equal to 0.40% of the Fund’s average daily assets up to $25 million, and 0.35% of average daily net assets over $25 million.

Eagle

As compensation for its services, Eagle receives from TPL an annual fee at a rate equal to 0.60% of the first $100 million in assets of the Fund; and 0.50% of assets over $100 million.

Westwood

As compensation for its services, Westwood receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Ultimus Fund Services, LLC (“UFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Notes to Financial Statements

ANNUAL REPORT | 150

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

•	25 basis points (0.25%) on the first $200 million of net assets

•	15 basis points (0.15%) on the next $200 million of net assets;

•	8 basis points (0.08%) on the next $600 million of net assets; and

•	6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with UFS. Therefore, there is no separate base annual fee per Fund or share class.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

Notes to Financial Statements

ANNUAL REPORT | 151

For the year ended September 30, 2022, the Funds paid TPL under the terms of the Plans as follows:

FUND	YEAR ENDED SEPTEMBER 30, 2022
Aggressive Growth	$112,568
International	158,247
Large/Mid Cap Growth	349,186
Small Cap Value	323,614
Large/Mid Cap Value	575,798
Fixed Income	327,455
High Yield Bond	220,803
Israel Common Values	283,130
Defensive Strategies	161,300
Strategic Growth	22,545
Conservative Growth	36,849
Growth & Income	58,945

For the year ended September 30, 2022, the Funds paid TPL under the terms of the Plans as follows:

FUND	SALES CHARGES (CLASS A)	CDSC FEES (CLASS C)
Aggressive Growth	$19,684	$472
International	20,603	212
Large/Mid Cap Growth	59,528	337
Small Cap Value	27,152	651
Large/Mid Cap Value	60,943	2,132
Fixed Income	41,406	3,731
High Yield Bond	28,269	547
Israel Common Values	29,760	7,268
Defensive Strategies	26,088	136
Strategic Growth	12,504	488
Conservative Growth	22,492	1,062
Growth & Income	8,578	155

Notes to Financial Statements

ANNUAL REPORT | 152

Note 5 |	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2022, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

FUND – CLASS A	% OF FUND OWNED BY OTHER TIMOTHY PLAN FUNDS
International	13.66%
Fixed Income	35.44%
High Yield Bond	9.15%
Defensive Strategies	17.21%

Note 6 |	Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2022, 40.4% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

The Growth & Income Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan High Dividend Stock Enhanced ETF (the “ETF”). The Fund may redeem its investments from the ETF at any time if the advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the ETF. The annual report of the ETF, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2022, 36.3% of the Growth & Income Fund’s net assets were invested in the Timothy Plan High Dividend Stock Enhanced ETF.

Notes to Financial Statements

ANNUAL REPORT | 153

Note 7 |	Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Timothy Plan Large/Mid Cap Growth Fund, Small Cap Value Fund, Large/Mid Cap Value Fund, Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2022, with affiliates:

LARGE/MID CAP GROWTH	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
TP US Large/Mid Cap Core Enhanced ETF	1,885,976	14,942,550	-	119,355	-	(1,741,780)	15,086,746
TP US Large/Mid Cap Core ETF	23,152,773	-	14,877,924	96,270	4,843,924	(5,129,023)	7,989,750
Total	25,038,749			215,625	4,843,924	(6,870,803)	23,076,496

SMALL CAP VALUE	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
TP US Small Cap Core ETF	19,173,988	-	-	211,981	-	(3,105,784)	16,068,204

Notes to Financial Statements

ANNUAL REPORT | 154

LARGE/MID CAP VALUE	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
TP High Dividend Stock Enhanced ETF	802,943	13,967,100	-	332,659	-	(1,933,181)	12,836,862
TP High Dividend Stock ETF	26,150,161	-	14,006,179	334,029	2,762,929	(2,501,910)	12,405,001
TP US Large/Mid Cap Core Enhanced ETF	1,885,976	15,991,149	-	126,658	-	(1,857,660)	16,019,465
TP US Large/Mid Cap Core ETF	30,116,013	-	15,993,768	152,434	5,207,218	(6,214,213)	13,115,250
Total	58,955,093			945,780	7,970,147	(12,506,964)	54,376,578

STRATEGIC GROWTH	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
International	4,026,138	368,770	927,647	14,981	276,995	(1,236,412)	2,507,844
Fixed Income	7,781,458	1,101,616	1,816,828	72,256	(4,391)	(1,024,347)	6,037,508
High Yield Bond	2,119,374	692,475	317,515	108,769	25,382	(505,722)	2,013,994
Defensive Strategies	2,884,121	963,861	618,771	19,277	145,418	(395,010)	2,979,619
Timothy Plan High Dividend Stock Enhanced ETF	1,194,681	2,320,374	565,108	75,324	7,515	(329,467)	2,627,995
Timothy Plan High Dividend Stock ETF	1,788,261	-	1,899,643	3,918	428,172	(316,790)	-
Timothy Plan International ETF	9,157,507	525,428	454,299	236,461	52,141	(2,620,017)	6,660,760
Timothy Plan US Large/Mid Cap Core Enhanced ETF	3,007,765	4,495,911	820,656	51,153	(19,202)	(546,598)	6,117,220
Timothy Plan US Large/Mid Cap Core ETF	3,793,886	-	4,053,081	2,690	1,319,873	(1,060,678)	-
Timothy Plan US Small Cap Core ETF	3,696,976	82,470	492,246	38,590	129,205	(648,158)	2,768,247
Total	39,450,167			623,419	2,361,108	(8,683,199)	31,713,187

Notes to Financial Statements

ANNUAL REPORT | 155

CONSERVATIVE GROWTH	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
International	3,326,366	405,321	756,224	12,946	167,486	(997,467)	2,145,482
Fixed Income	21,117,696	1,057,884	2,749,861	201,148	(117,414)	(2,767,531)	16,540,774
High Yield Bond	2,963,127	729,148	320,125	148,714	883	(656,597)	2,716,436
Defensive Strategies	3,142,415	462,296	496,948	18,859	124,293	(346,516)	2,885,540
TP High Dividend Stock Enhanced ETF	759,146	1,598,220	425,753	50,719	10,496	(211,261)	1,730,848
TP High Dividend Stock ETF	1,014,128	-	1,077,293	2,222	309,995	(246,830)	-
TP International ETF	7,084,554	541,995	941,932	175,911	88,533	(1,952,286)	4,820,864
TP US Large/Mid Cap Core Enhanced ETF	3,044,505	5,047,089	960,139	55,601	(4,557)	(595,852)	6,531,046
TP US Large/Mid Cap Core ETF	4,063,782	-	4,341,415	2,882	1,489,567	(1,211,934)	-
TP US Small Cap Core ETF	3,653,736	182,000	667,986	38,116	172,311	(660,965)	2,679,096
Total	50,169,455			707,118	2,241,593	(9,647,239)	40,050,086

GROWTH & INCOME	YEAR ENDED SEPTEMBER 30, 2022
Fund	Fair Value ($) September 30, 2021	Purchases ($)	Sales ($)	Dividends Credited to Income ($)	Amount of Gain (Loss) Realized on Sale of Shares ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Fair Value ($) September 30, 2022
TP High Dividend Stock Enhanced ETF	2,433,160	5,043,675	-	175,138	-	(867,980)	6,608,855
TP High Dividend Stock ETF	9,434,568	-	5,677,772	110,781	1,130,502	(962,552)	3,924,746
Total	11,867,728			285,919	1,130,502	(1,830,532)	10,533,601

Notes to Financial Statements

ANNUAL REPORT | 156

Note 8 |	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2022, were as follows:

FUND	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Aggressive Growth	$34,858,236	$4,331,962	$(4,454,958)	$(122,996)
International	120,158,475	11,666,647	(15,677,321)	(4,010,674)
Large/Mid Cap Growth	106,252,743	17,065,614	(9,368,219)	7,697,395
Small Cap Value	157,195,996	7,043,705	(23,611,116)	(16,567,411)
Large/Mid Cap Value	223,233,439	36,222,975	(17,364,651)	18,858,324
Fixed Income	125,802,626	---	(16,218,706)	(16,218,706)
High Yield Bond	162,076,750	209,917	(27,191,182)	(26,981,265)
Israel Common Values	62,810,365	40,958,430	(2,956,536)	38,001,894
Defensive Strategies	79,776,580	5,217,173	(9,386,918)	(4,169,745)
Strategic Growth	36,409,941	414,924	(4,162,000)	(3,747,076)
Conservative Growth	45,830,260	541,264	(5,381,410)	(4,840,146)
Growth & Income	19,639,260	604,815	(1,965,061)	(1,360,246)

Note 9 |	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2022 and the fiscal year ended September 30, 2021 were as follows:

Notes to Financial Statements

ANNUAL REPORT | 157

	AGGRESSIVE GROWTH ($)	INTERNATIONAL ($)	LARGE/MID CAP GROWTH ($)	SMALL CAP VALUE ($)
Year ended September 30, 2022
Ordinary Income	140,857	788,671	-	10,915,173
Long-term Capital Gains	4,424,572	-	8,755,549	4,911,381
	4,565,429	788,671	8,755,549	15,826,554

Year ended September 30, 2021
Ordinary Income	-	-	-	381,400
Long-term Capital Gains	2,250,728	-	1,972,013	-
	2,250,728	-	1,972,013	381,400

	LARGE/MID CAP VALUE ($)	FIXED INCOME ($)	HIGH YIELD BOND ($)	ISRAEL COMMON VALUES ($)
Year ended September 30, 2022
Ordinary Income	392,066	1,361,028	6,878,043	-
Long-term Capital Gains	11,967,418	-	-	-
	12,359,484	1,361,028	6,878,043	-

Year ended September 30, 2021
Ordinary Income	4,829,716	1,398,718	4,521,889	-
Long-term Capital Gains	2,241,234	-	-	-
	7,070,950	1,398,718	4,521,889	-

Notes to Financial Statements

ANNUAL REPORT | 158

	DEFENSIVE STRATEGIES ($)	STRATEGIC GROWTH ($)	CONSERVATIVE GROWTH ($)	GROWTH & INCOME FUND ($)
Year ended September 30, 2022
Ordinary Income	339,172	90,957	68,117	198,901
Long-term Capital Gains	-	1,827,959	1,999,058	77,726
	339,172	1,918,916	2,067,175	276,627

Year ended September 30, 2021
Ordinary Income	-	57,336	156,686	137,308
Long-term Capital Gains	-	1,207,004	1,068,245	4,742
	-	1,264,340	1,224,931	142,050

Notes to Financial Statements

ANNUAL REPORT | 159

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	AGGRESSIVE GROWTH FUND ($)	INTERNATIONAL FUND ($)	LARGE/MID CAP GROWTH FUND ($)	SMALL CAP VALUE FUND ($)
Undistributed Ordinary Income	-	814,346	-	731,485
Undistributed Long-Term Capital Gains	1,123,705	-	10,629,628	9,432,059
Capital Loss Carry Forward	-	(354,740)	-	-
Post October and Other Losses	(235,767)	(2,867,324)	(274,101)	-
Unrealized Appreciation (Depreciation)	(122,996)	(4,010,734)	7,697,345	(16,567,411)
	764,942	(6,418,452)	18,052,872	(6,403,867)

	LARGE/MID CAP VALUE FUND ($)	FIXED INCOME FUND ($)	HIGH YIELD BOND FUND ($)	ISRAEL COMMON VALUES FUND ($)
Undistributed Ordinary Income	684,451	17,511	-	-
Undistributed Long-Term Capital Gains	13,574,106	-	-	-
Capital Loss Carry Forward	-	(682,864)	-	(900,215)
Post October and Other Losses	-	(1,325,219)	-	(2,755,144)
Unrealized Appreciation (Depreciation)	18,858,324	(16,218,706)	(26,981,265)	38,001,040
	33,116,881	(18,209,278)	(26,981,265)	34,345,681

	DEFENSIVE STRATEGIES FUND ($)	STRATEGIC GROWTH FUND ($)	CONSERVATIVE GROWTH FUND ($)	GROWTH & INCOME FUND ($)
Undistributed Ordinary Income	1,817,944	191,787	184,097	-
Undistributed Long-Term Capital Gains	1,683,324	2,166,148	1,981,648	909,617
Capital Loss Carry Forward	-	-	-	-
Post October and Other Losses	-	-	-	-
Unrealized Appreciation (Depreciation)	(4,170,204)	(3,747,076)	(4,840,146)	(1,360,246)
	(668,936)	(1,389,141)	(2,674,401)	(450,629)

Notes to Financial Statements

ANNUAL REPORT | 160

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for C-Corporation return of capital distributions, partnerships, and perpetual bonds. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(60), $(459), $(50), $(854) for the International, Defensive Strategies, Large-Mid Cap Growth, and Israel Common Values Funds, respectively.

Note 10 |	Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

FUND	LATE YEAR LOSSES
Aggressive Growth Fund	$235,767
Large/Mid Cap Growth Fund	274,101
Israel Common Values Fund	60,778

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

FUND	POST OCTOBER LOSSES
International Fund	$2,867,324
Fixed Income Fund	1,325,219
Israel Common Values Fund	2,694,366

Notes to Financial Statements

ANNUAL REPORT | 161

At September 30, 2022, the Funds had capital loss carry forwards, which have an unlimited expiration, for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Capital Loss Carry Forward
FUND	SHORT-TERM	LONG-TERM	TOTAL	UTILIZED
International Fund	$350,281	$4,459	$354,740	$---
Fixed Income Fund	682,864	-	682,864	414,139
Israel Common Values Fund	900,215	-	900,215	-
Defensive Strategies Fund	-	-	-	149,153

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 11 |	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Note 12 |	Foreign Tax Credit (UNAUDITED)

The following funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended September 30, 2022, were as follows:

9/30/2022	FOREIGN TAXES PAID	FOREIGN SOURCE INCOME
International Fund	0.04	0.07
Israel Common Values Fund	0.16	0.07
Strategic Growth Fund	0.01	0.06
Conservative Growth Fund	0.01	0.04

FOR FISCAL YEAR ENDED 9/30/2021	FOREIGN TAXES PAID	FOREIGN SOURCE INCOME
International Fund	0.03	0.09
Israel Common Values Fund	-	-
Strategic Growth Fund	0.01	0.05
Conservative Growth Fund	0.00	0.03

Notes to Financial Statements

ANNUAL REPORT | 162

Section 9 |  Report to Shareholder Meeting
SEPTEMBER 30, 2022 (UNAUDITED)

Timothy Plan Family of Funds

A Special Meeting of Shareholders of the Timothy Plan Aggressive Growth Fund and Timothy Plan Large/Mid Cap Growth Fund (the “Funds”), each a series of the Timothy Plan Trust (the “Trust”), was called on Monday, August 1, 2022, reconvened on August 8, 2022, and reconvened on Monday, August 15, at 3:00 p.m. Eastern Time at the offices of Ultimus Fund Solutions, LLC, the Fund’s administrator, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 (the “Shareholder Meeting”). At the Shareholder Meeting, the shareholders of the Funds were asked to approve, with respect to each Fund, a new sub-investment advisory agreement by and between the Trust and Chartwell Investment Partners, LLC (“Chartwell”). The following shares of each Fund were present at the Shareholder Meeting by proxy.

TIMOTHY PLAN FUNDS	SHARES OUTSTANDING	SHARES PRESENT IN PERSON OR BY PROXY	PERCENTAGE OF SHARES PRESENT FOR QUORUM
TP Aggressive Growth Fund	4,276,749	2,208,340	51.64%
TP Large/Mid Cap Growth Fund	11,999,583	6,011,258	50.10%

The final tabulation results of the Shareholder Meeting were as follows:

pROPOSAL 1 |	For each Fund’s shareholders, voting separately for their own Fund, the sole matter to be considered at the Shareholder Meeting will be:

Timothy Plan Aggressive Growth Fund: Approval of new investment sub-advisory agreement with Chartwell by the Timothy Plan Aggressive Growth Fund’s shareholders.

Timothy Plan Large/Mid Cap Growth Fund: Approval of new investment sub-advisory agreement with Chartwell by the Timothy Plan Large/Mid Cap Growth Fund’s shareholders.

TIMOTHY PLAN funds	fOR	aGAINST	aBSTAIN	% vOTED IN fAVOR
TP Aggressive Growth Fund	2,002,585	57,987	147,768	90.68%
TP Large/Mid Cap Growth Fund	5,473,749	57,704	479,806	91.06%

REPORT TO SHAREHOLDER MEETING (UNAUDITED)

ANNUAL REPORT | 163

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, and Timothy Plan Growth & Income Fund (the “Funds”), twelve of the portfolios constituting The Timothy Plan, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, including observation of precious metals, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ANNUAL REPORT | 164

Section 11 | Expense Examples
SEPTEMBER 30, 2022 (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
AGGRESSIVE GROWTH FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$781.10	$5.27
Hypothetical - Class A **	$1,000.00	$1,019.15	$5.97
Actual - Class C *	$1,000.00	$778.50	$8.60
Hypothetical - Class C **	$1,000.00	$1,015.39	$9.75
Actual - Class I *	$1,000.00	$782.50	$4.16
Hypothetical - Class I **	$1,000.00	$1,020.41	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A, 1.93% for Class C and 0.93% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -21.89% for Class A, -22.15% for Class C and -21.75% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 165

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
INTERNATIONAL FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$782.20	$6.30
Hypothetical - Class A **	$1,000.00	$1,018.00	$7.13
Actual - Class C *	$1,000.00	$779.10	$9.63
Hypothetical - Class C **	$1,000.00	$1,014.24	$10.91
Actual - Class I *	$1,000.00	$782.80	$5.18
Hypothetical - Class I **	$1,000.00	$1,019.25	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Class A, 2.16% for Class C and 1.16% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -21.78% for Class A, -22.09% for Class C, and -21.72% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
LARGE/MID CAP GROWTH FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$798.20	$5.50
Hypothetical - Class A **	$1,000.00	$1,018.95	$6.17
Actual - Class C *	$1,000.00	$796.30	$8.87
Hypothetical - Class C **	$1,000.00	$1,015.19	$9.95
Actual - Class I *	$1,000.00	$799.70	$4.38
Hypothetical - Class I **	$1,000.00	$1,020.21	$4.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Class A, 1.97% for Class C and 0.97% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -20.18% for Class A, -20.37% for Class C, and -20.03% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 166

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
SMALL CAP VALUE FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$835.30	$4.74
Hypothetical - Class A **	$1,000.00	$1,019.90	$5.22
Actual - Class C *	$1,000.00	$832.10	$8.18
Hypothetical - Class C **	$1,000.00	$1,016.14	$9.00
Actual - Class I *	$1,000.00	$836.10	$3.59
Hypothetical - Class I **	$1,000.00	$1,021.16	$3.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C and 0.78% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -16.47% for Class A, -16.79% for Class C, and -16.39% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
LARGE/MID CAP VALUE FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$833.00	$5.01
Hypothetical - Class A **	$1,000.00	$1,019.60	$5.52
Actual - Class C *	$1,000.00	$829.60	$8.44
Hypothetical - Class C **	$1,000.00	$1,015.84	$9.30
Actual - Class I *	$1,000.00	$833.80	$3.86
Hypothetical - Class I **	$1,000.00	$1,020.86	$4.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A, 1.84% for Class C, and 0.84% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -16.70% for Class A, -17.04% for Class C, and -16.62% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 167

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
FIXED INCOME FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$916.80	$5.67
Hypothetical - Class A **	$1,000.00	$1,019.15	$5.97
Actual - Class C *	$1,000.00	$913.00	$9.26
Hypothetical - Class C **	$1,000.00	$1,015.39	$9.75
Actual - Class I *	$1,000.00	$917.30	$4.47
Hypothetical - Class I **	$1,000.00	$1,020.41	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A, 1.93% for Class C, and 0.93% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -8.32% for Class A, -8.70% for Class C, and -8.27% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
HIGH YIELD BOND FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$881.60	$6.13
Hypothetical - Class A **	$1,000.00	$1,018.55	$6.58
Actual - Class C *	$1,000.00	$878.80	$9.66
Hypothetical - Class C **	$1,000.00	$1,014.79	$10.35
Actual - Class I *	$1,000.00	$882.70	$4.96
Hypothetical - Class I **	$1,000.00	$1,019.80	$5.32

**	Expenses are equal to the Fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, and 1.05% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -11.84% for Class A, -12.12% for Class C, and -11.73% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 168

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
ISRAEL COMMON VALUES FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$792.20	$8.85
Hypothetical - Class A **	$1,000.00	$1,015.19	$9.95
Actual - Class C *	$1,000.00	$788.60	$12.20
Hypothetical - Class C **	$1,000.00	$1,011.43	$13.72
Actual - Class I *	$1,000.00	$793.00	$7.73
Hypothetical - Class I **	$1,000.00	$1,016.44	$8.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% for Class A, 2.72% for Class C and 1.72% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -20.78% for Class A, -21.14% for Class C and -20.70% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
DEFENSIVE STRATEGIES FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$843.70	$5.82
Hypothetical - Class A **	$1,000.00	$1,018.75	$6.38
Actual - Class C *	$1,000.00	$840.00	$9.27
Hypothetical - Class C **	$1,000.00	$1,014.99	$10.15
Actual - Class I *	$1,000.00	$843.90	$4.67
Hypothetical - Class I **	$1,000.00	$1,020.00	$5.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Class A, 2.01% for Class C and 1.01% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -15.63% for Class A, -16.00% for Class C and -15.61% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 169

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
STRATEGIC GROWTH FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$847.30	$5.88
Hypothetical - Class A **	$1,000.00	$1,018.70	$6.43
Actual - Class C *	$1,000.00	$844.30	$9.34
Hypothetical - Class C **	$1,000.00	$1,014.94	$10.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class A and 2.02% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -15.27% for Class A and -15.57% for Class C for the six-month period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
CONSERVATIVE GROWTH FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$872.50	$5.54
Hypothetical - Class A **	$1,000.00	$1,019.15	$5.97
Actual - Class C *	$1,000.00	$869.00	$9.04
Hypothetical - Class C **	$1,000.00	$1,015.39	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A and 1.93% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -12.75% for Class A and -13.10% for Class C for the six-month period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
GROWTH & INCOME FUND	4/1/2022	9/30/2022	4/1/2022 through 9/30/2022
Actual - Class A *	$1,000.00	$868.50	$6.23
Hypothetical - Class A **	$1,000.00	$1,018.40	$6.73
Actual - Class C *	$1,000.00	$864.90	$9.72
Hypothetical - Class C **	$1,000.00	$1,014.64	$10.50
Actual - Class I *	$1,000.00	$869.10	$5.06
Hypothetical - Class I **	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A, 2.08% for Class C and 1.08% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -13.15% for Class A, -13.51% for Class C and -13.09% for Class I for the period of April 1, 2022, to September 30, 2022.

**	Assumes a 5% return before expenses.

ANNUAL REPORT | 170

Section 12 | Officers & Trustees of the Trust
SEPTEMBER 30, 2022 (UNAUDITED)

The Trustees and Principal Executive Officers of the Trust and their principal occupations for the past five years are listed as follows:

Interested Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Arthur D. Ally[1] 1055 Maitland Center Commons Maitland, FL Born: 1942	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	20
	Principal occupation during THE past Five years		directorships held by trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Mathew D. Staver[2] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	20
	Principal occupation during THE past Five years		directorships held by trustee
	An attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

Officers & Trustees of the Trust

ANNUAL REPORT | 171

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Patrice Tsague[3] 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	20
	Principal occupation during THE past Five years		directorships held by trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

1.	Mr. Ally is an “interested” Trustee, as defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

2.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.

3.	Mr. Tsague is an “interested” Trustee, as defined in the 1940 Act, because of a charitable relationship with TPL.

Independent Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	20
	Principal occupation during THE past Five years		directorships held by trustee
	President, Good Place Holdings, a Christian Centered Business Holding Company.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee from 2011 to 2020 and 2022 to present	20
	Principal occupation during THE past Five years		directorships held by trustee
	Self-Employed Independent Public Policy Consultant; Other Directorships: Public Interest Legal Foundation; National Rifle Association; Columbia International University; International Foundation For Electoral Systems; Law Enforcement Legal Defense Fund; American Constitution Rights Union.		None

Officers & Trustees of the Trust

ANNUAL REPORT | 172

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	20
	Principal occupation during THE past Five years		directorships held by trustee
	Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida and LLM Taxation from the University of Miami.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	20
	Principal occupation during THE past Five years		directorships held by trustee

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

			None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	20
	Principal occupation during THE past Five years		directorships held by trustee
	President (and Founder) of the American Decency Association, Freemont, MI, since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Master of Religious Education from Grand Rapids Baptist Seminary.		None

Officers & Trustees of the Trust

ANNUAL REPORT | 173

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	20
	Principal occupation during THE past Five years		directorships held by trustee
	President of WaterStone (FKA the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from the University of Chicago.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	20
	Principal occupation during THE past Five years		directorships held by trustee
	Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia and The National Center for Stewardship & Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	20
	Principal occupation during THE past Five years		directorships held by trustee
	Pastor / President / Director, for La Puerta Life Center, Inc., a Florida corporation.		1

Officers & Trustees of the Trust

ANNUAL REPORT | 174

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	20
	Principal occupation during THE past Five years		directorships held by trustee
	Founder and CEO Kingdom Companies founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ. Alan is currently the President of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial and grid-edge electrical reliability practitioners.		None

PRINCIPAL EXECUTIVE OFFICERS

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Compliance Officer and General Counsel for the Advisor, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Marketing Officer for Advisor, Timothy Partners, Ltd.		N/A

Officers & Trustees of the Trust

ANNUAL REPORT | 175

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Joseph E. Boatwright 1055 Maitland Center Commons Maitland, FL Born: 1930	Trustee Emeritus and Secretary	Indefinite; Trustee and Secretary since 1995, Trustee Emeritus as of 2020	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		N/A

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Officers & Trustees of the Trust

ANNUAL REPORT | 176

Section 12 | Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security Number

•    Assets

•    Retirement Assets

•    Transaction History

•    Checking Account History

•    Purchase History

•    Account Balances

•    Account Transactions

•    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 800-662-0201

Privacy Notice

ANNUAL REPORT | 177

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tell us who receives the money

•    Show your government-issued ID

•    Show your driver’s license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates' everyday business purposes- information about your creditworthiness.

•    Affiliates from using your information to market to you.

•    Sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Privacy Notice

ANNUAL REPORT | 178

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-662-0201. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

ANNUAL REPORT | 179

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Ultimus Fund Solutions, LLC

4221 N. 203rd St, Suite 100

Elkhorn, NE 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

David D Jones, Esq.

20770 Hwy 281 N., Suite 108-619

San Antonio, TX  78258

For additional information or a prospectus, please call:
1-800-846-7526

Visit the Timothy Plan website on the internet at:
timothyplan.com

This report is submitted for the general information for shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an
effective Prospectus which includes details regarding the Funds’
objectives, policies, expenses and other information. Distributed by
Timothy Partners, Ltd.

HEADQUARTERS

The Timothy Plan

1055 Maitland Center Commons

Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com

invest@timothyplan.com

SHAREHOLDER SERVICES

Ultimus Fund Solutions, LLC

4221 N. 203rd St, Suite 100

Elkhorn, NE 68022-3474

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland. The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2022	$ 177,625
FY 2021	$ 158,250

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2022	$ 0	$ 0
FY 2021	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2022	$ 0
FY 2021	$ 0

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

The Timothy Plan	Registrant
FY 2022	$ 0
FY 2021	$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2022	$ 0	$ 0
FY 2021	$ 0	$ 0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/8/22